As filed with the Securities and Exchange Commission on April 30, 2010
                                                Securities Act File No. 33-66262
                                       Investment Company Act File No. 811-07896



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A



REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

Pre-Effective Amendment No. __________                                       [ ]

Post-Effective Amendment No. 23                                              [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]

Amendment No. 24                                                             [X]


                         GAMCO GLOBAL SERIES FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                 One Corporate Center, Rye, New York 10580-1422
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 1-800-422-3554

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
                     (Name and Address of Agent for Service)

                                   Copies to:


Bruce N. Alpert                             Richard T. Prins, Esq.
GAMCO Global Series Funds, Inc.             Skadden, Arps, Slate, Meagher & Flom
One Corporate Center                        Four Times Square, 30th Floor
Rye, New York 10580-1422                    New York, New York 10036


It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to paragraph (b); or

[X]  on April 30, 2010 pursuant to paragraph (b); or

[ ]  60 days after filing pursuant to paragraph (a)(1); or

[ ]  on ________, pursuant to paragraph (a)(1); or

[ ]  75 days after filing pursuant to paragraph (a)(2); or

[ ]  on ____ pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

GAMCO
GLOBAL
SERIES
FUNDS,
INC. (THE "COMPANY")

                                       TICKER
FUND                           CLASS   SYMBOL
----                           -----   ------
THE GAMCO GLOBAL
   TELECOMMUNICATIONS FUND      AAA     GABTX
THE GAMCO GLOBAL
   GROWTH FUND                  AAA     GICPX
THE GAMCO GLOBAL
   OPPORTUNITY FUND             AAA     GABOX
THE GAMCO GLOBAL CONVERTIBLE
   SECURITIES FUND              AAA     GAGCX

PROSPECTUS
APRIL 30, 2010

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         GAMCO Global Series Funds, Inc.
                    THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
                          THE GAMCO GLOBAL GROWTH FUND
                        THE GAMCO GLOBAL OPPORTUNITY FUND
                  THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
                  (each a "Fund" and collectively, the "Funds")
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 (800-422-3554)
                                FAX: 914-921-5118
                            WEBSITE: www.gabelli.com


                            E-MAIL: info@gabelli.com


                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.

                                TABLE OF CONTENTS


SUMMARY OF THE FUNDS
   GAMCO GLOBAL TELECOMMUNICATIONS FUND ...................................    2
   GAMCO GLOBAL GROWTH FUND ...............................................    7
   GAMCO GLOBAL OPPORTUNITY FUND ..........................................   11
   GAMCO GLOBAL CONVERTIBLE SECURITIES FUND ...............................   16
   OTHER INFORMATION ......................................................   21
INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES
   AND RELATED RISKS ......................................................   21
MANAGEMENT OF THE FUNDS ...................................................   25
INDEX DESCRIPTIONS ........................................................   27
PURCHASE OF SHARES ........................................................   28
REDEMPTION OF SHARES ......................................................   30
EXCHANGE OF SHARES ........................................................   33
PRICING OF FUND SHARES ....................................................   33
DIVIDENDS AND DISTRIBUTIONS ...............................................   34
TAX INFORMATION ...........................................................   35
MAILINGS TO SHAREHOLDERS AND E-DELIVERY ...................................   35
FINANCIAL HIGHLIGHTS ......................................................   36

                              SUMMARY OF THE FUNDS


                    THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
                     (THE "GLOBAL TELECOMMUNICATIONS FUND")

                              INVESTMENT OBJECTIVES

The Global Telecommunications Fund primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the Global Telecommunications Fund.

FEES AND EXPENSES OF THE GLOBAL TELECOMMUNICATIONS FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Global Telecommunications Fund.


SHAREHOLDER FEES (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price) ...............................   None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or
   offering price, whichever is lower) ...............................   None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
   (as a percentage of amount invested) ..............................   None
Redemption Fee
   (as a percentage of amount redeemed for shares held 7 days or less)
   payable to the Fund ...............................................   2.00%
Exchange Fee .........................................................   None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
Management Fees ......................................................   1.00%
Distribution and Service (Rule 12b-1) Fees ...........................   0.25%
Other Expenses .......................................................   0.44%
                                                                         ----
Total Annual Fund Operating Expenses .................................   1.69%
                                                                         ====


                                 EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in Class AAA Shares of the Global Telecommunications Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Global Telecommunications Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Global Telecommunications Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $172      $533      $918     $1,998


                               PORTFOLIO TURNOVER

The Global Telecommunications Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Global Telecommunications Fund's shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Global Telecommunications Fund's performance. During the most recent fiscal year, the Global Telecommunications Fund's portfolio turnover rate was 4% of the average value of its portfolio.


                         PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Global Telecommunications Fund will invest at least 80% of its net assets in common stocks of companies in the telecommunications industry which the Adviser's portfolio management team for the Global Telecommunications Fund believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Global Telecommunications Fund invests primarily in common stocks of foreign and domestic small-capitalization, mid-capitalization, and large-capitalization issuers. As a "global" fund, the Global Telecommunications Fund invests in securities of issuers, or related investments thereof, located in at least three countries, and at least 40% of the Fund's total net assets is invested in securities of non-U.S. issuers or related investments thereof. In selecting investments, the Adviser also considers the market price of the issuer's securities, its balance sheet characteristics and the perceived strength of its management.



The telecommunications companies in which the Global Telecommunications Fund may invest are engaged in the following products or services: regular telephone service throughout the world; wireless communications services and equipment, including cellular telephone, microwave, and satellite communications, paging, and other emerging wireless technologies; equipment and services for both data and voice transmission, including computer hardware and software; electronic components and communications equipment; video conferencing; electronic mail; local and wide area networking, and linkage of data and word processing systems; publishing and information systems; video text and teletext; emerging technologies combining television, telephone, and computer systems; broadcasting, including television and radio via VHF, UHF, satellite, and microwave transmission, and cable television. For additional information about selection of investments suitable for the Fund, see pages 21 and 22.


                                PRINCIPAL RISKS

YOU MAY WANT TO INVEST IN THE FUND IF:

     -    you are a long-term investor

     -    you seek growth of capital

     -    you seek to diversify your investments outside the U.S.

The Global Telecommunications Fund's share price will fluctuate with changes in the market value of the Global Telecommunications Fund's portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. When you sell Global Telecommunications Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Global Telecommunications Fund.

Investing in the Global Telecommunications Fund involves the following risks:


     - SMALL AND MID-CAPITALIZATION RISK. Risk is greater for the securities of small- and mid-capitalization companies (including small unseasoned companies that have been in operation less than three years) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price.


     - EQUITY RISK. The principal risk of investing in the Global Telecommunications Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Global Telecommunications Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances.

     - FUND AND MANAGEMENT RISK. If a portfolio management team's judgment in selecting securities is incorrect or if the market segment in which the Global Telecommunications Fund invests has poor performance or falls out of favor with investors, the Global Telecommunications Fund could underperform the stock market or its peers. The Global Telecommunications Fund could also fail to meet its investment objective. If the portfolio management team's assessment of the values of the securities the Global Telecommunications Fund holds is incorrect, or no event occurs which surfaces value, then the value of that the Global Telecommunications Fund's shares may decline.

     - NON-DIVERSIFICATION RISK. The Global Telecommunications Fund is a "non-diversified investment company" which means that it can concentrate its investments in the securities of fewer issuers to a greater extent than a diversified investment company. Because the Global Telecommunications Fund may invest its assets in the securities of a limited number of companies, a decline in the value of the stock of any one of these issuers will have a greater impact on the Global Telecommunications Fund's share price. In addition, many companies in the past several years have adopted so-called "poison pill" and other defensive measures. Such measures may limit the amount of securities in any one issuer that the Global Telecommunications Fund may buy.

     - INDUSTRY CONCENTRATION RISK. The telecommunications industry is subject to governmental regulation and a greater price volatility than the overall market and the products and services of telecommunications companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition, and strong market reactions to technological developments throughout the industry. Certain companies in the U.S., for example, are subject to both state and federal regulations affecting permitted rates of return and the kinds of services that may be offered. Such companies are becoming subject to increasing levels of competition. As a result, stocks of these companies may be subject to greater price volatility.

     - INDUSTRY RISK. Certain industries in which the Global Telecommunications Fund may invest are subject to governmental regulation and a greater price volatility than the overall market, and the products and services of such companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition, and strong market reactions to technological developments throughout the industry. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Changes in world currency values are also unpredictable and can have a significant short-term impact on revenues, profits, and share valuations. Certain of the companies in which the Funds may invest allocate greater than usual financial resources to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Global Telecommunications Fund invests may be adversely affected by lack of commercial acceptance of a new product or process or by technological change and obsolescence.

     - PORTFOLIO TURNOVER RISK. The investment policies of the Global Telecommunications Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies. Portfolio turnover generally involves some expense to the Global Telecommunications Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. As such, a higher portfolio turnover rate could increase the Global Telecommunications Fund's expenses which could negatively affect the Global Telecommunications Fund's performance.

     - FOREIGN SECURITIES RISK. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly, and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and the Global Telecommunications Fund may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Global Telecommunications Fund's net asset value per share ("NAV"), the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Global Telecommunications Fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Global Telecommunications Fund's foreign currency holdings.

          - Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

                                   PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Global Telecommunications Fund by showing changes in the Global Telecommunications Fund's performance from year to year and by showing how the Global Telecommunications Fund's average annual returns for one year, five years, and ten years compare with those of a broad-based securities market index. As with all mutual funds, the Global Telecommunications Fund's past performance (before and after taxes) does not predict how the Global Telecommunications Fund will perform in the future. Updated information on the Global Telecommunications Fund's results can be obtained by visiting www. gabelli.com.

                         GLOBAL TELECOMMUNICATIONS FUND
      (TOTAL RETURNS FOR CLASS AAA SHARES FOR THE YEARS ENDED DECEMBER 31)

                              (PERFORMANCE GRAPH)

2000   -24.1%
2001   -20.7%
2002   -29.6%
2003    42.7%
2004    23.4%
2005     2.8%
2006    28.9%
2007    18.3%
2008   -40.6%
2009    24.6%


During the years shown in the bar chart, the highest return for a quarter was 26.2% (quarter ended June 30, 2003) and the lowest return for a quarter was (21.9)% (quarter ended June 30, 2002).



              AVERAGE ANNUAL TOTAL RETURNS                  PAST ONE   PAST FIVE   PAST TEN
         (FOR THE YEARS ENDED DECEMBER 31, 2009)              YEAR       YEARS       YEARS
---------------------------------------------------------   --------   ---------   --------
The GAMCO Global Telecommunications Fund
   Class AAA Shares:
   Return Before Taxes ..................................     24.55%      3.02%     (1.43)%
   Return After Taxes on Distributions ..................     24.45%      2.95%     (1.85)%
   Return After Taxes on Distributions
      and Sale of Fund Shares ...........................     16.68%      2.71%     (1.33)%
MSCI AC World Free Index (reflects no deduction for
   fees, expenses or taxes) .............................     35.41%      3.64%      0.89%
MSCI AC World Telecommunications Services Index
   (reflects no deduction for fees, expenses or taxes) ..     17.06%      4.94%       N/A



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use a capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts ("IRAs").


                                   MANAGEMENT

THE ADVISER. Gabelli Funds, LLC serves as the Adviser to the Global Telecommunications Fund.


THE PORTFOLIO MANAGERS. Mr. Mario J. Gabelli, CFA, Chairman, Chief Executive Officer, and Chief Investment Officer -- Value Portfolios of the Adviser, has served as portfolio manager of the Global Telecommunications Fund since 1993. Sergey Dluzhevskiy, research analyst with the Adviser, has served as Associate Portfolio Manager of the Global Telecommunications Fund since 2006. Evan Miller, research analyst with the Adviser, has served as Associate Portfolio Manager of the Global Telecommunications Fund since 2002.

                   PURCHASE AND SALE OF FUND SHARES, TAXES AND
         PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES


For important information about purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to "Other Information" on page 21.


                          THE GAMCO GLOBAL GROWTH FUND
                           (THE "GLOBAL GROWTH FUND")

                              INVESTMENT OBJECTIVES

The Global Growth Fund primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the Global Growth Fund.

FEES AND EXPENSES OF THE GLOBAL GROWTH FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Global Growth Fund.


SHAREHOLDER FEES (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price) ...............................   None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or
   offering price, whichever is lower) ...............................   None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
   (as a percentage of amount invested) ..............................   None
Redemption Fee
   (as a percentage of amount redeemed for shares held 7 days or less)
   payable to the Fund ...............................................   2.00%
Exchange Fee .........................................................   None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
Management Fees ......................................................   1.00%
Distribution and Service (Rule 12b-1) Fees ...........................   0.25%
Other Expenses .......................................................   0.72%
                                                                         ----
Total Annual Fund Operating Expenses .................................   1.97%
                                                                         ====


EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in Class AAA Shares of the Global Growth Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Global Growth Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Global Growth Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $200      $618     $1,062    $2,296

                               PORTFOLIO TURNOVER


The Global Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Global Growth Fund's shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Global Growth Fund's performance. During the most recent fiscal year, the Global Growth Fund's portfolio turnover rate was 45% of the average value of its portfolio.



                         PRINCIPAL INVESTMENT STRATEGIES



Under normal market conditions, the Global Growth Fund will invest at least 65% of its total assets in common stocks of companies which the Adviser's portfolio management team for the Global Growth Fund believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Global Growth Fund invests primarily in common stocks of foreign and domestic small-capitalization, mid-capitalization, and large-capitalization issuers. As a "global" fund, the Global Growth Fund invests in securities of issuers, or related investments thereof, located in at least three countries, and at least 40% of the Fund's total net assets is invested in securities of non-U.S. issuers or related investments thereof. To achieve the Global Growth Fund's primary objective of capital appreciation, the Adviser's portfolio management team for the Global Growth Fund employs a disciplined investment program focusing on the globalization and interactivity of the world's market place. The Global Growth Fund invests in companies at the forefront of accelerated growth.



The Global Growth Fund invests primarily in common stocks of foreign and domestic mid-capitalization and large-capitalization issuers. In addition to growth rates, stock valuation levels are important in the stock selection process as the Global Growth Fund seeks stocks that are attractively priced relative to their projected growth rates. The Global Growth Fund seeks to build a portfolio diversified by geographic region, industry sectors and individual issues within industry sectors. The Global Growth Fund invests primarily in developed markets but may invest in emerging markets as well. The Global Growth Fund invests in companies with a wide range in market capitalizations, from small to large. For additional information about selection of investments suitable for the Fund, see pages 21 and 22.


                                 PRINCIPAL RISKS

YOU MAY WANT TO INVEST IN THE GLOBAL GROWTH FUND IF:

     -    you are a long-term investor

     -    you seek growth of capital

     -    you seek to diversify your investments outside the U.S.

The Global Growth Fund's share price will fluctuate with changes in the market value of the Global Growth Fund's portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. When you sell Global Growth Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Global Growth Fund.

Investing in the Global Growth Fund involves the following risks:


     - MID-CAPITALIZATION RISK. Risk is greater for the securities of mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price.

     - EQUITY RISK. The principal risk of investing in the Global Growth Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Global Growth Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances.

     - FUND AND MANAGEMENT RISK. If a portfolio management team's judgment in selecting securities is incorrect or if the market segment in which the Global Growth Fund invests has poor performance or falls out of favor with investors, the Global Growth Fund could underperform the stock market or its peers. The Global Growth Fund could also fail to meet its investment objective. If the portfolio management team's assessment of the values of the securities the Global Growth Fund holds is incorrect, or no event occurs which surfaces value, then the value of the Global Growth Fund's shares may decline.

     - NON-DIVERSIFICATION RISK. The Global Growth Fund is a "non-diversified investment company" which means that it can concentrate its investments in the securities of fewer issuers to a greater extent than a diversified investment company. Because the Global Growth Fund may invest its assets in the securities of a limited number of companies, a decline in the value of the stock of any one of these issuers will have a greater impact on the Global Growth Fund's share price. In addition, many companies in the past several years have adopted so-called "poison pill" and other defensive measures. Such measures may limit the amount of securities in any one issuer that the Global Growth Fund may buy.

     - INDUSTRY RISK. Certain industries in which the Global Growth Fund may invest are subject to governmental regulation and a greater price volatility than the overall market, and the products and services of such companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition, and strong market reactions to technological developments throughout the industry. Government actions around the world, specifically in the area of pre-marketing clear-ance of products and prices, can be arbitrary and unpredictable. Changes in world currency values are also unpredictable and can have a significant short-term impact on revenues, profits, and share valuations. Certain of the companies in which the Global Growth Fund may invest allocate greater than usual financial resources to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Global Growth Fund invests may be adversely affected by lack of commercial acceptance of a new product or process or by technological change and obsolescence.

     - PORTFOLIO TURNOVER RISK. The investment policies of the Global Growth Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies. Portfolio turnover generally involves some expense to the Global Growth Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. As such, a higher portfolio turnover rate could increase the Global Growth Fund's expenses which could negatively affect the Global Growth Fund's performance.

     - FOREIGN SECURITIES RISK. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly, and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and the Global Growth Fund may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Global Growth Fund's NAV, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Global Growth Fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Global Growth Fund's foreign currency holdings.

          - Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

                                   PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Global Growth Fund by showing changes in the Global Growth Fund's performance from year to year and by showing how the Global Growth Fund's average annual returns for one year, five years, and ten years compare with those of a broad-based securities market index. As with all mutual funds, the Global Growth Fund's past performance (before and after taxes) does not predict how the Global Growth Fund will perform in the future. Updated information on the Global Growth Fund's results can be obtained by visiting www.gabelli.com.

                            GLOBAL GROWTH FUND
      (TOTAL RETURNS FOR CLASS AAA SHARES FOR THE YEARS ENDED DECEMBER 31)

                              (PERFORMANCE GRAPH)

2000   -37.5%
2001   -24.1%
2002   -24.8%
2003    41.4%
2004     9.4%
2005    13.7%
2006    12.5%
2007    17.7%
2008   -44.2%
2009    42.9%


During the years shown in the bar chart, the highest return for a quarter was 25.6% (quarter ended June 30, 2003) and the lowest return for a quarter was (24.1)% (quarter ended December 31, 2008).

             AVERAGE ANNUAL TOTAL RETURNS                PAST ONE   PAST FIVE   PAST TEN
        (FOR THE YEARS ENDED DECEMBER 31, 2009)            YEAR       YEARS       YEARS
------------------------------------------------------   --------   ---------   --------
The GAMCO Global Growth Fund Class AAA Shares:
   Return Before Taxes ...............................    42.92%      3.74%      (4.03)%
   Return After Taxes on Distributions ...............    42.92%      3.70%      (4.18)%
   Return After Taxes on Distributions and Sale of
      Fund Shares.....................................    27.90%      3.21%      (3.36)%
MSCI AC World Free Index (reflects no deduction
   for fees, expenses or taxes) ......................    35.41%      3.64%       0.89%
Lipper Global Multi-Cap Core Fund Average (reflects no
   deduction for fees, expenses or taxes) ............    31.35%      1.96%       2.94%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use a capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.


                                   MANAGEMENT

THE ADVISER. Gabelli Funds, LLC serves as the Adviser to the Global Growth Fund.

THE PORTFOLIO MANAGERS. Messrs. Caesar Bryan, SeniorVice President of the Adviser, and Howard Ward, Director--Growth Products of the Adviser have served as portfolio managers of the Global Growth Fund since 1994.

                   PURCHASE AND SALE OF FUND SHARES,TAXES AND
          PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES


For important information about purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to "Other Information" on page 21.


                       THE GAMCO GLOBAL OPPORTUNITY FUND
                        (THE "GLOBAL OPPORTUNITY FUND")

                              INVESTMENT OBJECTIVES

The Global Opportunity Fund primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the Global Opportunity Fund.

FEES AND EXPENSES OF THE GLOBAL OPPORTUNITY FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Global Opportunity Fund.

SHAREHOLDER FEES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price) ....................   None
Maximum Deferred Sales Charge (Load) (as a percentage of
   redemption or offering price, whichever is lower) ......   None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
   (as a percentage of amount invested) ...................   None

Redemption Fee
   (as a percentage of amount redeemed for shares held 7 days or less)
   payable to the Fund ...............................................    2.00%
Exchange Fee .........................................................    None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
Management Fees ......................................................    1.00%
Distribution and Service (Rule 12b-1) Fees ...........................    0.25%
Other Expenses .......................................................    1.47%
                                                                         -----
Total Annual Fund Operating Expenses(1) ..............................    2.72%
   Fee Waiver and/or Expense Reimbursement(1) ........................   (0.67)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense
   Reimbursement(1) ..................................................    2.05%
                                                                         =====



----------
(1) The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Global Opportunity Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes and extraordinary expenses) at no more than an annual rate of 2.00% for Class AAA Shares. This arrangement is in effect through May 1, 2011 and may not be terminated by the Adviser before such time.


                                 EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in Class AAA Shares of the Global Opportunity Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Global Opportunity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Global Opportunity Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $208      $781     $1,380    $3,002


                               PORTFOLIO TURNOVER


The Global Opportunity Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Global Opportunity Fund's shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Global Opportunity Fund's performance. During the most recent fiscal year, the Global Opportunity Fund's portfolio turnover rate was 8% of the average value of its portfolio.


                         PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Global Opportunity Fund will invest at least 65% of its total assets in common stocks of companies which the Adviser's portfolio management team for the Global Opportunity Fund believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued.


The Global Opportunity Fund invests primarily in common stocks of foreign and domestic small-capitalization, mid-capitalization, and large-capitalization issuers. As a "global" fund, the Global Opportunity Fund invests in securities of issuers, or related investments thereof, located in at least three countries, and at least 40% of the

Fund's total net assets is invested in securities of non-U.S. issuers or related investments thereof. For additional information about selection of investments suitable for the Fund, see pages 21 and 22.


                                 PRINCIPAL RISKS


YOU MAY WANT TO INVEST IN THE FUND IF:

     -    you are a long-term investor

     -    you seek growth of capital

     -    you seek to diversify your investments outside the U.S.

The Global Opportunity Fund's share price will fluctuate with changes in the market value of the Global Opportunity Fund's portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. When you sell Global Opportunity Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Global Opportunity Fund.

Investing in the Global Opportunity Fund involves the following risks:


     - SMALL CAPITALIZATION RISK. Risk is greater for the securities of small-capitalization companies (including small unseasoned companies that have been in operation less than three years) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price.


     - EQUITY RISK. The principal risk of investing in the Global Opportunity Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Global Opportunity Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances.

     - FUND AND MANAGEMENT RISK. If a portfolio management team's judgment in selecting securities is incorrect or if the market segment in which the Global Opportunity Fund invests has poor performance or falls out of favor with investors, the Global Opportunity Fund could underperform the stock market or its peers. The Global Opportunity Fund could also fail to meet its investment objective. If the portfolio management team's assessment of the values of the securities the Global Opportunity Fund holds is incorrect, or no event occurs which surfaces value, then the value of the Global Opportunity Fund's shares may decline.

     - NON-DIVERSIFICATION RISK. The Global Opportunity Fund is a "non-diversified investment company" which means that it can concentrate its investments in the securities of fewer issuers to a greater extent than a diversified investment company. Because the Global Opportunity Fund may invest its assets in the securities of a limited number of companies, a decline in the value of the stock of any one of these issuers will have a greater impact on the Global Opportunity Fund's share price. In addition, many companies in the past several years have adopted so-called "poison pill" and other defensive measures. Such measures may limit the amount of securities in any one issuer that the Global Opportunity Fund may buy.

     - INDUSTRY RISK. Certain industries in which the Global Opportunity Fund may invest are subject to governmental regulation and a greater price volatility than the overall market, and the products and services of such companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition, and strong market reactions to technological developments throughout the industry. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Changes in world currency values are also unpredictable and can have a significant short-term impact on revenues, profits, and share valuations. Certain of the companies in which the Global Opportunity Fund may invest allocate greater than usual financial resources to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Global Opportunity Fund invests may be adversely affected by lack of commercial acceptance of a new product or process or by technological change and obsolescence.

     - PORTFOLIO TURNOVER RISK. The investment policies of the Global Opportunity Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies. Portfolio turnover generally involves some expense to the Global Opportunity Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. As such, a higher portfolio turnover rate could increase the Global Opportunity Fund's expenses which could negatively affect the Global Opportunity Fund's performance.

     - FOREIGN SECURITIES RISK. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly, and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and the Global Opportunity Fund may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Global Opportunity Fund's NAV, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Global Opportunity Fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Global Opportunity Fund's foreign currency holdings.

          - Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

                                   PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Global Opportunity Fund by showing changes in the Global Opportunity Fund's performance from year to year and by showing how the Global Opportunity Fund's average annual returns for one year, five years, and ten years compare with those of a broad-based securities market index. As with all mutual funds, the Global Opportunity Fund's past performance (before and after taxes) does not predict how the Global Opportunity Fund will perform in the future. Updated information on the Global Opportunity Fund's results can be obtained by visiting www.gabelli.com.

                             GLOBAL OPPORTUNITY FUND
      (TOTAL RETURNS FOR CLASS AAA SHARES FOR THE YEARS ENDED DECEMBER 31)

                               (PERFORMANCE GRAPH)

2000   -13.5%
2001   -28.9%
2002   -11.5%
2003    37.4%
2004    14.0%
2005    15.1%
2006    14.5%
2007    13.6%
2008   -40.8%
2009    37.4%


During the years shown in the bar chart, the highest return for a quarter was 22.6% (quarter ended June 30, 2003) and the lowest return for a quarter was (22.6)% (quarter ended September 30, 2001).



                AVERAGE ANNUAL TOTAL RETURNS
          (FOR THE YEARS ENDED DECEMBER 31, 2009)             PAST ONE YEAR   PAST FIVE YEARS   PAST TEN YEARS
-----------------------------------------------------------   -------------   ---------------   --------------
   Global Opportunity Fund Class AAA Shares:
   Return Before Taxes ....................................       37.44%           4.05%             0.39%
   Return After Taxes on Distributions ....................       37.22%           4.05%             0.07%
   Return After Taxes on Distributions and Sale of
      Fund Shares .........................................       24.72%           3.55%             0.18%
MSCI AC World Free Index
   (reflects no deduction for fees, expenses or taxes) ....       35.41%           3.64%             0.89%
Lipper Global Multi-Cap Growth Fund Average
   (reflects no deduction for fees, expenses or taxes) ....       43.74%           2.71%             2.94%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.


                                   MANAGEMENT

THE ADVISER. Gabelli Funds, LLC serves as the Adviser to the Global Opportunity Fund.

THE PORTFOLIO MANAGER. Mr. Caesar Bryan, Senior Vice President of the Adviser, has served as portfolio manager of the Global Opportunity Fund since 1998.

                   PURCHASE AND SALE OF FUND SHARES, TAXES AND
          PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES


For important information about purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to "Other Information" on page 21.

                  THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
                   (THE "GLOBAL CONVERTIBLE SECURITIES FUND")

                              INVESTMENT OBJECTIVE

The Global Convertible Securities Fund seeks to provide investors with a high level of total return through a combination of current income and appreciation of capital.

FEES AND EXPENSES OF THE GLOBAL CONVERTIBLE SECURITIES FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Global Convertible Securities Fund.


SHAREHOLDER FEES (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price) .....................................    None
Maximum Deferred Sales Charge (Load)
   (as a percentage of redemption or offering price, whichever is lower) ...    None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
   (as a percentage of amount invested) ....................................    None
Redemption Fee
   (as a percentage of amount redeemed for shares held 7 days or less)
   payable to the Fund .....................................................    2.00%
Exchange Fee ...............................................................    None
ANNUAL FUND OPERATING EXPENSES
   (expenses that you pay each year as a percentage of the value of your investment):
Management Fees ............................................................    1.00%
Distribution and Service (Rule 12b-1) Fees .................................    0.25%
Other Expenses .............................................................    2.12%
                                                                               -----
Total Annual Fund Operating Expenses(1) ....................................    3.37%
   Fee Waiver and/or Expense Reimbursement(1) ..............................   (1.33)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense
   Reimbursement(1) ........................................................    2.04%
                                                                               =====



----------
(1) The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Global Convertible Securities Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 2.00% for Class AAA Shares. This arrangement is in effect through May 1, 2011 and may not be terminated by the Adviser before such time.


                                 EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in Class AAA Shares of the Global Convertible Securities Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Global Convertible Securities Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Global Convertible Securities Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
$207       $912     $1,641    $3,569

                               PORTFOLIO TURNOVER


The Global Convertible Securities Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Global Convertible Securities Fund's shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Global Convertible Securities Fund's performance. During the most recent fiscal year, the Global Convertible Securities Fund's portfolio turnover rate was 62% of the average value of its portfolio.

As a global fund, over the course of the next six months, the Global Convertible Securities Fund intends to achieve and maintain thereafter a portfolio in which at least 40% of its total net assets is invested in securities of non-U.S. issuers or related investments thereof.


                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Global Convertible Securities Fund will invest at least 80% of its net assets in convertible securities. Convertible securities are bonds, debentures, corporate notes, preferred stocks, and other similar securities which are convertible or exchangeable for common stock within a particular time period at a specified price or formula, of foreign and domestic companies. As a "global" fund, the Global Covertible Securities Fund invests in securities of issuers, or related investments thereof, located in at least three countries. Additionally, over the course of the next six months, the Fund intends to achieve and maintain thereafter a portfolio in which at least 40% of its total net assets is invested in securities of non-U.S. issuers or related investments thereof. The Adviser believes that certain characteristics of convertible securities make them appropriate investments for a fund seeking a high level of total return on its assets. These characteristics include: the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from preferred dividend or interest payments as compared to common stock dividends, and the decreased risk of decline in value relative to common stock due to the fixed income nature of convertible securities. The Global Convertible Securities Fund may invest without limit in securities that are not considered investment grade and that accordingly have greater risk of loss of principal and interest. For additional information about selection of investments suitable for the Fund, see pages 21 and 22.


                                PRINCIPAL RISKS

YOU MAY WANT TO INVEST IN THE FUND IF:

     -    you are a long-term investor

     -    you seek growth of capital

     -    you seek to diversify your investments outside the U.S.

     -    you are seeking monthly distributions

The Global Convertible Securities Fund's share price will fluctuate with changes in the market value of the Global Convertible Securities Fund's portfolio securities. Preferred stock and debt securities convertible into or exchangeable for common or preferred stock also are subject to interest rate risk and/or credit risk. When interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. In addition, the Global Convertible Securities Fund may invest in lower credit quality securities which may involve major risk exposures such as increased sensitivity to interest rate and economic changes and limited liquidity. When you sell Global Convertible Securities Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Global Convertible Securities Fund.

Investing in the Global Convertible Securities Fund involves the following risks:


     - LOWER RATED SECURITIES. The Fund may invest up to 25% of its assets in fixed income securities that are below investment grade, including up to 5% of its assets in securities of issuers that are in default. These securities may involve major risk exposures such as increased sensitivity to interest rate and economic changes, and the market to sell such securities may be limited.These securities are often
`         referred to in the financial press as "junk bonds."

     - EQUITY RISK. The principal risk of investing in the Global Convertible Securities Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Global Convertible Securities Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances.

     - FUND AND MANAGEMENT RISK. If a portfolio management team's judgment in selecting securities is incorrect or if the market segment in which the Global Convertible Securities Fund invests has poor performance or falls out of favor with investors, the Global Convertible Securities Fund could under-perform the stock market or its peers. The Global Convertible Securities Fund could also fail to meet its investment objective. If the portfolio management team's assessment of the values of the securities the Global Convertible Securities Fund holds is incorrect, or no event occurs which surfaces value, then the value of the Global Convertible Securities Fund's shares may decline.

     - NON-DIVERSIFICATION RISK. The Global Convertible Securities Fund is a "non-diversified investment company" which means that it can concentrate its investments in the securities of fewer issuers to a greater extent than a diversified investment company. Because the Global Convertible Securities Fund may invest its assets in the securities of a limited number of companies, a decline in the value of the stock of any one of these issuers will have a greater impact on the Global Convertible Securities Fund's share price. In addition, many companies in the past several years have adopted so-called "poison pill" and other defensive measures. Such measures may limit the amount of securities in any one issuer that the Global Convertible Securities Fund may buy.

     - INDUSTRY RISK. Certain industries in which the Global Convertible Securities Fund may invest are subject to governmental regulation and a greater price volatility than the overall market, and the products and services of such companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition, and strong market reactions to technological developments throughout the industry. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Changes in world currency values are also unpredictable and can have a significant short-term impact on revenues, profits, and share valuations. Certain of the companies in which the Global Convertible Securities Fund may invest allocate greater than usual financial resources to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Global Convertible Securities Fund invests may be adversely affected by lack of commercial acceptance of a new product or process or by technological change and obsolescence.

     - LOW CREDIT QUALITY RISK. Because many convertible securities are rated below investment grade, the Global Convertible Securities Fund may invest without limit in securities rated lower than "BBB" by Standard & Poor's Rating Services ("S&P") or "Caa" or lower by Moody's Investors Service, Inc. ("Moody's"), or, if unrated, are of comparable quality as determined by the Adviser. These securities and securities rated "BB" or lower by S&P or "Ba" or lower by Moody's may include securities of issuers in default. Such securities are considered by the rating agencies to be predominantly speculative and may involve major risk exposures such as increased sensitivity to interest rate and economic changes and limited liquidity resulting in the possibility that prices realized upon the sale of such securities will be less than the prices used in calculating the Global Convertible Securities Fund's NAV.

     - CONVERTIBLE SECURITIES AND CREDIT RISK. The characteristics of convertible securities make them appropriate investments for investors who seek a high level of total return with the addition of credit risk. These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends, and decreased risks of decline in value, relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were not convertible. During periods of rising interest rates, it is possible that the potential for capital gain on a convertible security may be less than that of a common stock equivalent if the yield on the convertible security is at a level which causes it to sell at a discount. Any common stock or other equity security received by conversion will not be included in the calculation of the percentage of total assets invested in convertible securities.

     - PORTFOLIO TURNOVER RISK. The investment policies of the Global Convertible Securities Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies. Portfolio turnover generally involves some expense to the Global Convertible Securities Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. As such, a higher portfolio turnover rate could increase the Global Convertible Securities Fund's expenses which could negatively affect the Global Convertible Securities Fund's performance.

     - FOREIGN SECURITIES RISK. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly, and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and the Global Convertible Securities Fund may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Global Convertible Securities Fund's NAV, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Global Convertible Securities Fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Global Convertible Securities Fund's foreign currency holdings.

          - Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

                                   PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Global Convertible Securities Fund by showing changes in the Global Convertible Securities Fund's performance from year to year and by showing how the Global Convertible Securities Fund's average annual returns for one year, five years, and ten years compare with those of a broad-based securities market index. As with all mutual funds, the Global Convertible Securities Fund's past performance (before and after taxes) does not predict how the Global Convertible Securities Fund will perform in the future. Both the chart and the table assume reinvestment of distributions. Updated information on the Global Convertible Securities Fund's results can be obtained by visiting www.gabelli.com.

                       GLOBAL CONVERTIBLE SECURITIES FUND
      (TOTAL RETURNS FOR CLASS AAA SHARES FOR THE YEARS ENDED DECEMBER 31)

                               (PERFORMANCE GRAPH)

2000   -14.0%
2001   -13.2%
2002    -4.9%
2003    21.5%
2004    11.7%
2005     8.0%
2006     8.4%
2007     2.1%
2008   -43.2%
2009    44.7%


During the years shown in the bar chart, the highest return for a quarter was 18.5% (quarter ended September 30, 2009) and the lowest return for a quarter was (26.4)% (quarter ended December 31, 2008).



            AVERAGE ANNUAL TOTAL RETURNS                 PAST        PAST         PAST
       (FOR THE YEARS ENDED DECEMBER 31, 2009)         ONE YEAR   FIVE YEARS   TEN YEARS
----------------------------------------------------   --------   ----------   ---------
Global Convertible Securities Fund Class AAA Shares:
   Return Before Taxes .............................    44.67%      (0.37)%     (0.56)%
   Return After Taxes on Distributions .............    42.80%      (2.35)%     (2.01)%
   Return After Taxes on Distributions
      and Sale of Fund Shares ......................    29.01%      (0.74)%     (0.83)%
MSCI World Free Index (reflects no deduction for
   fees, expenses or taxes) ........................    29.99%       2.01%      (0.24)%
Merrill Lynch Global 300 Convertible Index (reflects
   no deduction for fees, expenses or taxes) .......    36.78%       4.74%       3.43%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.


                                   MANAGEMENT

THE ADVISER. Gabelli Funds, LLC serves as the Adviser to the Global Convertible Securities Fund.

THE PORTFOLIO MANAGER. Mr. Mario J. Gabelli, CFA, Chairman, Chief Executive Officer, and Chief Investment Officer -- Value Portfolios of the Adviser, has served as portfolio manager of the Global Convertible Securities Fund since 1994.

     PURCHASE AND SALE OF FUND SHARES, TAXES AND PAYMENTS TO BROKER-DEALERS
                       AND OTHER FINANCIAL INTERMEDIARIES


For important information about purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to "Other Information" on page 21.


                                OTHER INFORMATION

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment must be at least $1,000 ($250 for "IRAs", "Roth" IRAs, or "Coverdell" Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There are no subsequent minimum investments.


You can purchase or redeem shares of the Funds on any day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). You may purchase or redeem Global Telecommunications Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), or by bank wire.


You may also redeem Fund shares by telephone at 1-800-GABELLI (1-800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

TAX INFORMATION


The Funds' distributions will generally be taxable as ordinary income or long-term capital gains to taxable investors. For more information, turn to "Tax Information" on page 34.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

              INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES,
                    INVESTMENT STRATEGIES AND RELATED RISKS

The Global Telecommunications Fund, Global Growth Fund, and Global Opportunity Fund each primarily seek to provide long-term capital appreciation. The secondary goal of each of the Global Telecommunications Fund, Global Growth Fund and Global Opportunity Fund is to provide current income. The Global Convertible Securities Fund seeks to provide a high level of total return through current income and appreciation of capital.

Each Fund invests primarily in common stocks (or, in the case of the Global Convertible Securities Fund, in securities convertible into common stock) of companies which the Funds' portfolio management teams believe are likely to have rapid growth in revenues and earnings and the potential for above average capital appreciation. The Adviser invests in companies whose stocks are selling at a significant discount to their "private market value". Private market value is the value the Adviser believes informed investors would be willing to pay to acquire the entire company. If investor attention is focused on the underlying asset value of a company due to expected or actual developments or other catalysts, an investment opportunity to realize this private market value may exist.

As global Funds, each Fund invests in securities of issuers, or related investments thereof, located in at least three countries, and at least 40% of each Fund's total net assets is invested in securities of non-U.S. issuers or related investments thereof (the Global Convertible Securities Fund to achieve, and maintain thereafter, the 40% result within the next six months).


Undervaluation of a company's stock can result from a variety of factors, such as a lack of investor recognition of:

     -    the underlying value of a company's fixed assets,

     -    the value of a consumer or commercial franchise,

     - changes in the economic or financial environment affecting the company,

     -    new, improved, or unique products or services,

     -    new or rapidly expanding markets,

     - technological developments or advancements affecting the company or its products, or

     - changes in governmental regulations, political climate, or competitive conditions.

The actual events that may lead to a significant increase in the value of a company's securities include:

     -    a change in the company's management policies,

     -    an investor's purchase of a large portion of the company's stock,

     -    a merger or reorganization or recapitalization of the company,

     -    a sale of a division of the company,

     -    a tender offer (an offer to purchase investors' shares),

     - the spin-off to shareholders of a subsidiary, division, or other substantial assets, or

     - the retirement or death of a senior officer or substantial shareholder of the company.

In selecting investments, the Adviser also considers the market price of the issuer's securities, its balance sheet characteristics, and the perceived strength of its management.

The investment policy of each of the Global Telecommunications Fund and the Global Convertible Securities Fund relating to the type of securities in which 80% of the Fund's net assets must be invested may be changed by the Board of Directors (the "Board") without shareholder approval. Shareholders will, however, receive at least 60 days' notice prior to any change in this policy.

The Funds may also engage in other investment practices in order to achieve their investment objective. These are briefly discussed in the Statement of Additional Information ("SAI"), which may be obtained by calling 800-GABELLI (800-422-3554), your broker, or free of charge through the Funds' website at www.gabelli.com.

The Funds may also use the following investment techniques:

     - DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, each Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include fixed income securities, money market instruments, obligations of the U.S. government and its agencies, and instrumentalities, or repurchase agreements. When following a defensive strategy, a Fund will be less likely to achieve its investment goal.

Investing in the Funds involves the following risks:

     - EQUITY RISK. The principal risk of investing in the Funds is equity risk. Equity risk is the risk that the prices of the securities held by the Funds will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances. Because the value of securities, and thus shares of the Fund, could go down, you could lose money.

     - FUND AND MANAGEMENT RISK. If a portfolio management team's judgment in selecting securities is incorrect or if the market segment in which a Fund invests has poor performance or falls out of favor with investors, a Fund could underperform the stock market or its peers. A Fund could also fail to meet its investment objective. If the portfolio management team's assessment of the values of the securities a Fund holds is incorrect, or no event occurs which surfaces value, then the value of that Fund's shares may decline.

     - NON-DIVERSIFICATION RISK. Each Fund is a "non-diversified investment company" which means that it can concentrate its investments in the securities of fewer issuers to a greater extent than a diversified investment company. Because each Fund may invest its assets in the securities of a limited number of companies, a decline in the value of the stock of any one of these issuers will have a greater impact on the Fund's share price. In addition, many companies in the past several years have adopted so-called "poison pill" and other defensive measures. Such measures may limit the amount of securities in any one issuer that the Funds may buy.

     - INDUSTRY CONCENTRATION RISK. GLOBAL TELECOMMUNICATIONS FUND ONLY -- The telecommunications industry is subject to governmental regulation and a greater price volatility than the overall market and the products and services of telecommunications companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition, and strong market reactions to technological developments throughout the industry. Certain companies in the U.S., for example, are subject to both state and federal regulations affecting permitted rates of return and the kinds of services that may be offered. Such companies are becoming subject to increasing levels of competition. As a result, stocks of these companies may be subject to greater price volatility.


     - SMALL CAPITALIZATION RISK. GLOBAL OPPORTUNITY FUND ONLY -- Risk is greater for the securities of small-capitalization companies (including small unseasoned companies that have been in operation less than three years) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price.



     - SMALL AND MID-CAPITALIZATION RISK. GLOBAL TELECOMMUNICATIONS FUND -- Risk is greater for the securities of small- and mid-capitalization companies (including small unseasoned companies that have been in operation less than three years) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price.



     - MID-CAPITALIZATION RISK. GLOBAL GROWTH FUND ONLY -- Risk is greater for the securities of mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price.

     - INDUSTRY RISK. Certain industries in which the Funds may invest are subject to governmental regulation and a greater price volatility than the overall market, and the products and services of such companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition, and strong market reactions to technological developments throughout the industry.

          Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Changes in world currency values are also unpredictable and can have a significant short-term impact on revenues, profits, and share valuations.

          Certain of the companies in which the Funds may invest allocate greater than usual financial resources to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Funds invest may be adversely affected by lack of commercial acceptance of a new product or process or by technological change and obsolescence.


     - LOW CREDIT QUALITY RISK. GLOBAL CONVERTIBLE SECURITIES FUND ONLY -- Because many convertible securities are rated below investment grade, the Fund may invest without limit in securities rated lower than "BBB" by S&P or "Caa" or lower by Moody's, or, if unrated, are of comparable quality as determined by the Adviser. These securities and securities rated "BB" or lower by S&P or "Ba" or lower by Moody's may include securities of issuers in default. Such securities are considered by the rating agencies to be predominantly speculative and may involve major risk exposures such as increased sensitivity to interest rate and economic changes and limited liquidity resulting in the possibility that prices realized upon the sale of such securities will be less than the prices used in calculating the Fund's NAV.


     - CONVERTIBLE SECURITIES AND CREDIT RISK. GLOBAL CONVERTIBLE SECURITIES FUND ONLY -- The characteristics of convertible securities make them appropriate investments for investors who seek a high level of total return with the addition of credit risk. These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends, and decreased risks of decline in value, relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were not convertible. During periods of rising interest rates, it is possible that the potential for capital gain on a convertible security may be less than that of a common stock equivalent if the yield on the convertible security is at a level which causes it to sell at a discount. Any common stock or other equity security received by conversion will not be included in the calculation of the percentage of total assets invested in convertible securities.


     - LOWER RATED SECURITIES. GLOBAL CONVERTIBLE SECURITIES FUND ONLY -- The Fund may invest up to 25% of its assets in fixed income securities that are below investment grade, including up to 5% of its assets in securities of issuers that are in default. These securities may involve major risk exposures such as increased sensitivity to interest rate and economic changes, and the market to sell such securities may be limited. These securities are often referred to in the financial press as "junk bonds".


     - PORTFOLIO TURNOVER RISK. The investment policies of the Funds may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies. Portfolio turnover generally involves some expense to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. As such, a higher portfolio turnover rate could increase the Funds' expenses which could negatively affect the Funds' performance.

     - FOREIGN SECURITIES RISK. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly, and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and the Funds may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Funds' NAV, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Funds to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Funds' foreign currency holdings.

          - Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

     - EMERGING MARKETS. GLOBAL GROWTH FUND ONLY--The above listed foreign securities risks are more likely in the securities of companies located in emerging markets.

Each Fund's investments in the securities of developing countries involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of developing countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have provided higher rates of return to investors.

PORTFOLIO HOLDINGS. A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Funds' Statement of Additional Information ("SAI"), which may be obtained by calling 800-GABELLI (800-422-3554), your broker, or free of charge through the Adviser's website at www.gabelli.com.

                             MANAGEMENT OF THE FUNDS

THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Funds. The Adviser makes investment decisions for the Funds and continuously reviews and administers the Funds' investment programs and manages the Funds' operations under the general supervision of the Funds' Board. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to GGCP, Inc., a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. ("GBL"), a publicly held company listed on the NYSE.

As compensation for its services and the related expenses borne by the Adviser, the Adviser is entitled to an advisory fee, computed daily and payable monthly, at the annual rates set forth below:


                                     ANNUAL ADVISORY FEE -
                                        CONTRACTUAL RATE        ADVISORY FEE PAID FOR
                                     (AS A PERCENTAGE OF      FISCAL YEAR ENDED 12/31/09
                                       AVERAGE DAILY NET     (AS A PERCENTAGE OF AVERAGE
FUND                                        ASSETS)               DAILY NET ASSETS)
----                                 ---------------------   ---------------------------
Global Telecommunications Fund               1.00%                      1.00%
Global Growth Fund                           1.00%                      1.00%
Global Opportunity Fund                      1.00%                      0.33%*
Global Convertible Securities Fund           1.00%                      0.00%*


----------
*    After reimbursement of expenses to the Fund.


With respect to each of the Global Opportunity Fund and the Global Convertible Securities Fund, the Adviser has contractually agreed to waive investment advisory fees and/or reimburse expenses to the extent necessary to maintain each such Fund's Total Annual Fund Operating Expenses (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 2.00% for its Class AAA Shares. The fee waiver and expense reimbursement arrangement is in effect through May 1, 2011 and may not be terminated by the Adviser before such time.


In addition, during the two-year period following any waiver or reimbursement by the Adviser, each of the Global Opportunity Fund and the Global Convertible Securities Fund has agreed to repay such amount to the extent that after giving effect to the repayment, such adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 2.00% for its Class AAA Shares.

The Funds' annual reports to shareholders for the period ended December 31, 2009 contain a discussion of the basis of the Board's determinations to continue the investment advisory agreements as described above.

THE PORTFOLIO MANAGERS

GLOBAL TELECOMMUNICATIONS FUND Mario J. Gabelli, CFA, is primarily responsible for the day-to-day investment management of the Global Telecommunications Fund. Mr. Gabelli has been Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of the Adviser and its predecessor since its inception as well as its parent company, GBL. Mr. Gabelli also acts as Chief Executive Officer and Chief Investment Officer - Value Portfolios of GAMCO Asset Management Inc., another wholly owned subsidiary of GBL, and is an officer or director of other companies affiliated with GBL. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability, or resignation. Evan Miller, CFA, and Sergey Dluzhevskiy, CPA are on the Global Telecommunications Fund's team and provide research and investment recommendations for the consideration of Mr. Gabelli. Mr. Miller has been an Associate Portfolio Manager and research analyst with the Adviser since 2002. Mr. Dluzhevskiy has been an Associate Portfolio Manager since May 2006 and a research analyst with the Adviser since 2005. Prior to 2005, Mr. Dluzhevskiy was a senior accountant at Deloitte & Touche (1999-2003). Mr. Dluzhevskiy attended the Wharton School, University of Pennsylvania (2003-2005) where he received his MBA in Finance and Accounting.

GLOBAL CONVERTIBLE SECURITIES FUND The day-to-day investment management of the Global Convertible Securities Fund is performed by Mario J. Gabelli.

GLOBAL OPPORTUNITY FUND Caesar Bryan is primarily responsible for the day-to-day investment management of the Global Opportunity Fund. Mr. Bryan is the portfolio manager of the GAMCO Gold Fund and GAMCO International Growth Fund, a Co-Portfolio Manager of the Gabelli Global Gold, Natural Resources and Income Trust, and a Senior Vice President of GAMCO Investors, Inc. since 1994. Kevin Dreyer and Anthony Fritz, CFA are on the Global Opportunity Fund's team and provide research and investment recommendations for the consideration of Mr. Bryan. Mr. Dreyer has been an Associate Portfolio Manager since May 2006. Prior to May 2006, Mr. Dreyer was a research analyst with the Adviser since 2005. Before joining the Adviser, Mr. Dreyer attended Columbia University Graduate School of Business from 2003 to 2005, graduating with an MBA, Finance. Mr. Fritz has been an Associate Portfolio Manager since May 2006. Prior to May 2006, Mr. Fritz was a research analyst with the Adviser since 2005. Prior to 2005, Mr. Fritz attended Columbia University Graduate School of Business from 2003 to 2005, graduating with an MBA, Finance.

GLOBAL GROWTH FUND The members of the Global Growth Fund portfolio management team include Howard Ward and Caesar Bryan.


Mr. Ward is the Chief Investment Officer of Growth Products for GAMCO Investors, Inc., has managed the GAMCO Growth Fund since January 1994, and has been a portfolio manager with GAMCO Investors, Inc. since 1994. Mr. Ward and Mr. Bryan are responsible for the day-to-day investment management of the Global Growth Fund.


The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by them, and their ownership of securities in the Funds.

REGULATORY MATTERS. On April 24, 2008, the Adviser entered into an administrative settlement with the Securities and Exchange Commission ("SEC") to resolve the SEC's inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the "Global Growth Fund") by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the Investment Company Act of 1940, as amended ("1940 Act"), and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC's findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant, and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above-referenced federal securities laws. The settlement did not impact the Fund and did not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Investment Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Investment Advisory Agreement.

                               INDEX DESCRIPTIONS


The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY (AC) WORLD FREE INDEX is a widely recognized, unmanaged stock index composed of equity securities in developed and emerging market countries. The index figures do not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the MSCI AC Word Free Index.



The MSCI AC WORLD TELECOMMUNICATIONS SERVICES INDEX is an unmanaged stock index composed of global telecommunications securities stock market performance. The index figures do not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the MSCI AC World Telecommunications Services Index.

The LIPPER GLOBAL MULTI-CAP CORE FUND AVERAGE reflects the average performance of mutual funds classified in this particular category as tracked by Lipper Inc. You cannot invest directly in the Lipper Global Multi-Cap Core Fund Average.



The LIPPER GLOBAL MULTI-CAP GROWTH FUND AVERAGE represents the average performance of mutual funds classified in the particular category as tracked by Lipper Inc. You cannot invest directly in the Lipper Global Multi-Cap Growth Fund Average.



The MERRILL LYNCH GLOBAL 300 CONVERTIBLE INDEX is an unmanaged indicator of investment performance. You cannot invest directly in the Merrill Lynch Global 300 Convertible Index.


                               PURCHASE OF SHARES

You can purchase the Funds' shares on any Business Day. The Fund's Class AAA Shares are offered only to (1) clients of financial intermediaries (i) that charge such clients an ongoing fee for advisory, investment, consulting or similar service, or (ii) where Gabelli & Company, Inc., the Funds' distributor (the "Distributor"), has entered into an agreement permitting the financial intermediary to offer Class AAA Shares through its mutual fund supermarket network or platform, and (2) customers of the Distributor.

     - BY MAIL OR IN PERSON. You may open an account by mailing a completed subscription order form with a check or money order payable to "[name of Fund]" to:


BY MAIL                 BY PERSONAL OR OVERNIGHT DELIVERY
-------                 ---------------------------------
THE GABELLI FUNDS       THE GABELLI FUNDS
P.O. BOX 8308           C/O BFDS
BOSTON, MA 02266-8308   30 DAN ROAD
                        CANTON, MA 02021-2809


You can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the Fund(s), and class of shares you wish to purchase.

     - BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund(s) at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to wire funds to:

                       STATE STREET BANK AND TRUST COMPANY
                      225 FRANKLIN STREET, BOSTON, MA 02110
                       ABA #011-0000-28 REF DDA #99046187
                          RE:THE GAMCO ("NAME OF") FUND
                           ACCOUNT #_________________
                         ACCOUNT OF [REGISTERED OWNERS]

If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although the Fund's Transfer Agent, State Street Bank and Trust Company ("State Street"), will not charge you for receiving wire transfers.

SHARE PRICE. The Funds sell their Class AAA Shares based on the NAV next determined after the time as of which the Funds receive your completed subscription order form and your payment. See "Pricing of Fund Shares" for a description of the calculation of the NAV.

MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.

RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Funds make available IRAs, "Roth" IRAs, and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Funds through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans; the Funds do not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no minimum for subsequent investments in retirement plans.

AUTOMATIC INVESTMENT PLAN. The Funds offer an automatic monthly investment plan. There is no minimum initial investment for accounts establishing an automatic investment plan. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Funds by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must have a completed, approved Investment Plan application on file with the Funds' Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

GENERAL. State Street will not issue share certificates unless you request them. The Funds reserve the right to (i) reject any purchase order if, in the opinion of the Funds' management, it is in the Funds' best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Funds' minimum purchase requirements. The Funds also offer other classes of shares under different selling and shareholder servicing arrangements pursuant to a separate Prospectus. Except for differences attributable to these arrangements, the shares of all Classes are substantially the same.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Company, on behalf of the Funds, to obtain, verify, and record identifying information, which may include the name, residential, or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Funds. Applications without the required information may be rejected or placed on hold until the Company verifies the account holder's identity.

RULE 12B-1 PLAN. Each Fund has adopted a distribution plan under Rule 12b-1 (each a "Plan") which authorizes payments by each Fund on an annual basis of 0.25% of its average daily net assets attributable to Class AAA Shares to finance distribution of its Class AAA Shares or pay shareholder service fees. Each Fund may make payments under the Plan for the purpose of financing any activity primarily intended to result in the sale of Class AAA Shares of the Fund or pay shareholder service fees. To the extent any activity is one that a Fund may finance without a distribution plan, each Fund may also make payments to compensate such activity outside of the Plan and not be subject to its limitations. Because payments under the Plan are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to payment of Rule 12b-1 fees, long term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

THIRD PARTY ARRANGEMENTS. In addition to, or in lieu of amounts received by brokers, dealers, or financial intermediaries as reallowances of a portion of sales commissions, the Adviser and its affiliates may utilize a portion of their assets, which may include revenues received from 12b-1 fees, to pay all or a portion of the charges of various programs that make shares of the Fund available to their customers. These payments, sometimes referred to as "revenue sharing," do not change the price paid by investors to purchase the Funds' shares or the amount the Funds receive as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers, and other financial intermediaries that provide services to the Funds or to shareholders in the Funds, including (without limitation) the following programs: shareholder servicing, transaction processing, sub-accounting services, marketing support, and/or access to sales meetings, sales representatives, and management representatives of the broker, dealer, or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers, and other financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer, or other financial intermediary provides shareholder services to Fund shareholders. These payments take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of shareholder accounts, and finder's fees that vary depending on the Fund or share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Adviser or an applicable affiliate may also provide non-cash compensation to broker/dealer firms or other financial intermediaries, in accordance with applicable rules of the Financial Industry Regulatory Authority ("FINRA"), such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases these other payments could be significant.

Subject to tax limitations and approval by the Board, the Funds may also make payments to third parties out of their own assets (other than 12b-1 payments), for a portion of the charges for those programs that generally represent savings of expenses experienced by the Fund resulting from shareholders investing in the Funds through such programs rather than investing directly in the Funds.

The Adviser or an applicable affiliate negotiates the level of payments described above to any particular broker, dealer, or other financial intermediary with each firm. Currently, such payments range from 0.10% to 0.40% per year of the average daily net assets of the applicable Fund attributable to the particular firm depending on the nature and level of services and other factors.

                              REDEMPTION OF SHARES

You can redeem shares of the Funds on any Business Day. The Funds may temporarily stop redeeming their shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Funds to suspend redemptions.

The Funds redeem their shares based on the NAV next determined after the time as of which the Funds receive your redemption request in proper form subject to a redemption fee as described below. See "Pricing of Fund Shares" for a description of the calculation of NAV.

The Funds are intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Funds believe that excessive short-term trading of Fund shares creates risks for the Funds and their long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares. In addition, because each of the Funds may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of a foreign security or securities takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund's shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the NAV. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In order to discourage frequent short-term trading in Fund shares, each Fund has adopted policies and procedures which impose a 2.00% redemption fee (short-term trading fee) on Class AAA Shares that are redeemed or exchanged within seven (7) days or less after the date of a purchase. This fee is calculated based on the shares' aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Funds and does not benefit the Funds' Adviser or any other third party. For purposes of computing the redemption fee, shares will be treated as being redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to each Fund's exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by a Fund, (iii) the shares were purchased through programs that collect the redemption fees at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.

While each Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Funds with information relating to its customers investing in each Fund through non-disclosed or omnibus accounts, the Funds cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries. In addition, because each Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Funds cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with each Fund's policies. Subject to the exclusions discussed above, each Fund seeks to apply these policies uniformly.

Certain financial intermediaries may have procedures which differ from those of the Funds to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary's policies on frequent trading restrictions.

Each Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund's view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. The Funds have adopted a policy of seeking to minimize short-term trading in their shares and monitor purchase and redemption activities to assist in minimizing short-term trading.

You may redeem shares through the Distributor or directly from the Funds through the Funds' transfer agent.


     - BY LETTER. You may mail a letter requesting the redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund(s) and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered, and if there is more than one owner of shares, all owners must sign. A medallion signature guarantee is required for each signature on your redemption letter. You can obtain a medallion signature guarantee from financial institutions such as commercial banks, broker-dealers, and savings banks and credit unions. A notary public cannot provide a medallion signature guarantee.


     - BY TELEPHONE OR THE INTERNET. Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account excluding an IRA directly registered with State Street by calling either 800-GABELLI (800-422-3554) or 800-872-5365 (617-328-5000 from outside the United States) or by visiting our website at www.gabelli.com. YOU MAY NOT REDEEM FUND SHARES HELD THROUGH AN IRA THROUGH THE INTERNET. IRA holders should consult a tax adviser concerning the current tax rules applicable to IRAs. If State Street properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither State Street nor the Funds will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire, or invested in another mutual fund advised by the Adviser (see "Exchange of Shares"). Among the procedures that State Street may use are passwords or verification of personal information. The Funds may impose limitations from time to time on telephone or Internet redemptions.

          1. TELEPHONE OR INTERNET REDEMPTION BY CHECK. The Funds will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.


          2. TELEPHONE OR INTERNET REDEMPTION BY BANK WIRE. The Funds accept telephone or Internet requests for wire redemption in amounts of at least $1,000. The Funds will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a medallion signature guarantee. The proceeds are normally wired on the next Business Day.


AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 800-GABELLI (800-422-3554) for more information about this plan.

INVOLUNTARY REDEMPTION. The Funds may redeem all shares in your account (other than an IRA) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing if the Funds initiate such action and allowed 30 days to increase the value of your account to at least $1,000.

REDEMPTION PROCEEDS. A redemption request received by a Fund will be effected based on the NAV next determined after the time as of which the Fund, or if applicable, its authorized designee receives the request. If you request redemption proceeds by check, the Funds will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund(s) shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 10 days following purchase. While the Funds will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.

REDEMPTION IN KIND. In certain circumstances, any of the Funds may pay your redemption proceeds wholly or partially in portfolio securities. Where applicable, payments would be made in portfolio securities only in the rare instance that the Funds' Board believes that it would be in the best interest not to pay redemption proceeds in cash.

                               EXCHANGE OF SHARES

You can exchange shares of the Fund(s) you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative NAVs at the time of exchange.To obtain a list of the funds whose shares you may acquire through an exchange call 800-GABELLI (800-422-3554).You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates.

In effecting an exchange:

          - you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;

          - if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;

          - if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;

          -    you may realize a taxable gain or loss;

          - you should be aware that brokers may charge a fee for handling an exchange for you; and

          - you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554), or visit our website at www.gabelli.com to obtain the prospectus.

You may exchange shares through the Distributor, directly through the Fund's Transfer Agent, or through a registered broker-dealer.

     - EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554).You may not exchange shares by telephone if you hold share certificates.

     - EXCHANGE BY MAIL. You may send a written request for exchanges to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

     - EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. YOU may not exchange shares through the Internet if you hold share certificates. The Funds may impose limitations from time to time on Internet exchanges.

The Funds may modify or terminate the exchange privilege at any time. You will be given written notice 60 days prior to any material change in the exchange privilege.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Funds. This charge is set by your broker and does not benefit the Funds or the Adviser in any way. It would be in addition to any sales charges and other costs, if any, described in this Prospectus and must be disclosed to you by your broker.

                             PRICING OF FUND SHARES

The NAV of each Fund's Class AAA Shares is calculated on each Business Day. A Business Day is any day the NYSE is open for business.The NYSE is open Monday through Friday, but currently is scheduled to be closed on Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively, except New Year's Day 2011.


Each Fund's NAV is determined as of the close of regular trading of the NYSE, normally 4:00 p.m., Eastern Time. Each Fund's NAV is computed by dividing the value of the applicable Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the Class AAA Shares by the total number of its Class AAA Shares outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV next made as of a time after the time as of which the purchase or redemption order is received in proper form.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value American Depositary Receipt ("ADR") securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

                          DIVIDENDS AND DISTRIBUTIONS

Dividends out of net investment income and capital gains, if any, will be paid annually, except for the Global Convertible Securities Fund which pays dividends quarterly. You may have dividends or capital gain distributions that are declared by the Funds reinvested automatically at NAV in additional shares of the respective Fund(s). You will make an election to receive dividends and distributions in cash or Fund(s) shares at the time you first purchase your shares.You may change this election by notifying the Funds or your broker in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price without sales charge based on the NAV on the reinvestment date, which is typically the date dividends are paid to share-holders.The Global Convertible Securities Fund has been distributing at least $0.03 per share on a quarterly basis since June 2005. To the extent the distributions are in excess of the Global Convertible Securities Fund's current and accumulated earnings and profits, the distributions will be treated as a non-taxable return of capital. There can be no assurance that the Funds will realize any capital gains or other income with which to pay dividends and distributions. Dividends and distributions may differ for different classes of shares of a Fund.

                                TAX INFORMATION

The Funds expect that distributions will consist primarily of investment company taxable income, net capital gain, and/or a return of capital. Dividends out of investment company taxable income (including distributions of net short-term capital gains (i.e., gains from securities held by the Funds for one year or less)) are taxable to you as ordinary income if you are a U.S. shareholder, except that qualified dividends may be eligible for a reduced rate through 2010 (unless extended legislatively). Properly designated distributions of net capital gain (i.e., net long-term capital gains minus net short-term capital loss) ("Capital Gain Dividends") are taxable to you at the long-term capital gain rates no matter how long you have owned your shares. The Global Telecommunications Fund, the Global Growth Fund, the Global Opportunity Fund, and the Global Convertible Securities Fund have a significant amount of capital loss carryforwards which are available to offset any future net recognized gains. As a result, Capital Gain Dividends are not expected for 2010, or until the capital loss carryforwards are utilized or expire. The Funds' distributions, whether you receive them in cash or reinvest them in additional shares of the Funds, generally will be subject to federal and, if applicable, state and local taxes. A redemption of Fund shares or an exchange of Fund shares for shares of another fund will be treated for tax purposes as a sale of that Fund's shares; and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax. The tax basis of your holdings will be reduced to the extent you receive any distributions treated as a non-taxable return of capital.

A dividend declared by a Fund in October, November, or December and paid during January of the following year may in certain circumstances be treated as paid in December for tax purposes.

This summary of tax consequences is intended for general information only and is subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the SAI that is incorporated by reference into this Prospectus.You should consult a tax adviser concerning the tax consequences of your investment in the Funds.

                    MAILINGS TO SHAREHOLDERS AND E-DELIVERY

In our continuing effort to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at 800-422-3554 and we will resume separate mailings, in accordance with your instructions, within 30 days of your request. Each Fund offers electronic delivery of Fund documents. Direct shareholders of each Fund can elect to receive the Fund's annual, semi-annual, and quarterly Fund reports, manager commentaries and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Funds' website at www.gabelli.com. Shareholders who purchased the Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of Fund documents, if available.

                              FINANCIAL HIGHLIGHTS


The financial highlight tables are intended to help you understand the financial performance of each Fund for the past five fiscal years. The total returns in the tables represent the return that an investor would have earned or lost on an investment in the Funds' Class AAA Shares (assuming reinvestment of all distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Funds' financial statements and related notes, is included in each Fund's annual report, which is available upon request.

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period:



                               INCOME FROM INVESTMENT OPERATIONS                    DISTRIBUTIONS
                           ----------------------------------------   ---------------------------------------
                                              Net
               Net Asset                 Realized and       Total
   Period        Value,        Net        Unrealized        from          Net        Return
   Ended       Beginning   Investment   Gain (Loss) on   Investment   Investment       of           Total
December 31,   of Period    Income(a)     Investments    Operations     Income     Capital(b)   Distributions
------------   ---------   ----------   --------------   ----------   ----------   ----------   -------------
CLASS AAA
   2009         $15.31        $0.30        $  3.46        $  3.76       $(0.36)       $0.00        $(0.36)
   2008          26.34         0.32         (11.02)        (10.70)       (0.33)          --         (0.33)
   2007          22.46         0.25           3.86           4.11        (0.23)          --         (0.23)
   2006          17.53         0.12           4.95           5.07        (0.14)          --         (0.14)
   2005          17.23         0.16           0.33           0.49        (0.19)          --         (0.19)

                                                                   RATIOS TO AVERAGE NET ASSETS/
                                                                         SUPPLEMENTAL DATA
                                                               ------------------------------------

                            Net Asset             Net Assets
   Period                     Value,                End of         Net                    Portfolio
   Ended       Redemption     End of     Total      Period     Investment    Operating     Turnover
December 31,   Fees(a)(b)     Period    Return+   (in 000's)     Income     Expenses(c)     Rate++
------------   ----------   ---------   -------   ----------   ----------   -----------   ---------
CLASS AAA
   2009           $0.00       $18.71      24.6%    $155,352       1.88%        1.69%           4%
   2008            0.00        15.31     (40.6)     139,761       1.51         1.59            3
   2007            0.00        26.34      18.3      307,368       0.98         1.50           11
   2006            0.00        22.46      28.9      214,436       0.63         1.56            7
   2005            0.00        17.53       2.8      185,870       0.92         1.59            4



----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions.



++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the year ended December 31, 2007 would have been 25%. the portfolio turnover rate for the years ended 2006 and 2005 would have been as shown.



(a) Per share amounts have been calculated using the average shares outstanding method.



(b)  Amount represents less than $0.005 per share.



(c) The Fund incurred interest expense during the years ended December 31, 2008 and 2005. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.57% and 1.58% respectively. For the years ended December 31, 2009, 2007, and 2006, the effect of interest expense was minimal.

THE GAMCO GLOBAL GROWTH FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period:



                              INCOME FROM INVESTMENT OPERATIONS                  DISTRIBUTIONS
                          ----------------------------------------   ------------------------------------
                                            Net
              Net Asset       Net       Realized and       Total
  Period        Value,    Investment     Unrealized        from          Net       Return
   Ended      Beginning     Income     Gain (Loss) on   Investment   Investment      of         Total
December 31   of Period    (Loss)(a)     Investments    Operations     Income     Capital   Distributions
-----------   ---------   ----------   --------------   ----------   ----------   -------   -------------
CLASS AAA
   2009         $14.91      $(0.05)       $  6.45         $  6.40          --        --           --
   2008          26.89       (0.02)        (11.86)         (11.88)     $(0.10)       --       $(0.10)
   2007          22.93        0.09           3.96            4.05       (0.09)       --        (0.09)
   2006          20.43        0.06           2.50            2.56       (0.06)       --        (0.06)
   2005          17.98        0.02           2.45            2.47       (0.02)       --        (0.02)

                                                                  RATIOS TO AVERAGE NET ASSETS/
                                                                         SUPPLEMENTAL DATA
                                                              ------------------------------------

                           Net Asset             Net Assets       Net
  Period                     Value,                End of     Investment                 Portfolio
   Ended      Redemption     End of     Total      Period       Income      Operating     Turnover
December 31   Fees(a)(b)     Period    Return+   (in 000's)     (Loss)     Expenses(c)     Rate++
-----------   ----------   ---------   -------   ----------   ----------   -----------   ---------
CLASS AAA
   2009          $0.00       $21.31      42.9%    $ 67,292      (0.29)%      1.97%          45%
   2008           0.00        14.91     (44.2)      51,441      (0.07)       1.80(d)        67
   2007           0.00        26.89      17.7      104,421       0.37        1.74           42
   2006           0.00        22.93      12.5      100,883       0.26        1.78           46
   2005           0.00        20.43      13.7      108,433       0.11        1.79(d)        33



----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions.



++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended December 31, 2007, 2006, and 2005 would have been as shown.



(a) Per share amounts have been calculated using the average shares outstanding method.



(b)  Amount represents less than $0.005 per share.



(c) The Fund incurred interest expense during the year ended December 31, 2007. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.73%. For the years ended December 31, 2009 and 2008, the effect of interest expense was minimal.



(d) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratio for the year ended December 31, 2005 would have been 1.79%. For the year ended December 31, 2008, the effect of the custodian fee credits was minimal.

THE GAMCO GLOBAL OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period:


                              INCOME FROM INVESTMENT OPERATIONS                   DISTRIBUTIONS
                          ----------------------------------------   ---------------------------------------
                                            Net
              Net Asset       Net       Realized and       Total
   Period       Value,    Investment     Unrealized        from          Net
   Ended      Beginning     Income     Gain (Loss) on   Investment   Investment    Return of       Total
December 31   of Period    (Loss)(a)     Investments    Operations     Income     Capital(b)   Distributions
-----------   ---------   ----------   --------------   ----------   ----------   ----------   -------------
CLASS AAA
   2009         $12.18      $ 0.02         $ 4.54         $ 4.56     $(0.21)         $0.00       $(0.21)
   2008          20.59        0.14          (8.54)         (8.40)     (0.01)            --        (0.01)
   2007          18.22        0.17           2.31           2.48      (0.11)          0.00        (0.11)
   2006          15.91       (0.08)          2.39           2.31      (0.00)(b)         --        (0.00)(b)
   2005          13.84        0.01           2.08           2.09      (0.02)            --        (0.02)

                                                                      RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                               ---------------------------------------------------------

                           Net Asset              Net Assets       Net          Operating        Operating
   Period                    Value,                 End of     Investment       Expenses        Expenses Net   Portfolio
   Ended      Redemption     End of     Total       Period       Income          Before        of Reimburse-   Turnover
December 31   Fees(a)(b)     Period    Return+    (in 000's)     (Loss)     Reimbursement(c)     ment(d)(e)      Rate++
-----------   ----------   ---------   -------   -----------   ----------   ----------------   -------------   ---------
CLASS AAA
   2009          $0.00     $16.53        37.4%     $13,280        0.16%           2.72%            2.05%           8%
   2008           0.00      12.18       (40.8)      11,843        0.83            2.25             2.01           14
   2007           0.00      20.59        13.6       22,507        0.84            2.03             2.03           20
   2006           0.00      18.22        14.5       23,426       (0.44)           2.02             2.02           15
   2005           0.00      15.91        15.1       21,425        0.10            2.04             1.85           26



----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions.



++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended 2007, 2006, and 2005 would have been as shown.



(a) Per share amounts have been calculated using the average shares outstanding method.



(b)  Amount represents less than $0.005 per share.



(c) Under an expense deferral agreement with the Adviser, the Fund repaid the Adviser $15,233 during 2007 and $14,200 during 2006, representing previously reimbursed expenses from the Adviser. During the years ended December 31, 2007 and 2006, had such payments not been made, the expense ratios would have been 1.96% and 1.95%.



(d) The Fund incurred interest expense during years ended December 31, 2009, 2008, 2007, 2006, and 2005. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.04%, 2.00%, 2.00%, 2.00%, and 1.84%. The Fund also incurred tax expense during the year ended December 31, 2009. If tax expense had not been incurred, the ratio of operating expenses to average net assets would have been 2.01%.



(e) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratio for the year ended December 31, 2005 would have been 1.84%. For the years ended December 31, 2008, 2007, and 2006, the effect of the custodian fee credits was minimal.

THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period:


                                            INCOME
                                  FROM INVESTMENT OPERATIONS                            DISTRIBUTIONS
                           ----------------------------------------   --------------------------------------------------
                                             Net
               Net Asset      Net        Realized and       Total                      Net
   Period        Value,    Investment     Unrealized        from          Net        Realized     Return
    Ended      Beginning     Income     Gain (Loss) on   Investment   Investment     Gain on        of         Total
December 31,   of Period    (Loss)(a)     Investments    Operations     Income     Investments   Capital   Distributions
------------   ---------   ----------   --------------   ----------   ----------   -----------   -------   -------------
CLASS AAA
   2009          $2.62       $ 0.12         $ 1.03         $ 1.15       $(0.13)          --          --       $(0.13)
   2008           4.77         0.08          (2.11)         (2.03)       (0.12)          --          --        (0.12)
   2007           5.48        (0.04)          0.16           0.12        (0.19)      $(0.51)     $(0.13)       (0.83)
   2006           6.22         0.08           0.44           0.52        (0.10)       (1.16)         --        (1.26)
   2005           6.26         0.04           0.40           0.44        (0.17)       (0.32)         --        (0.49)

                                                                                     RATIOS TO AVERAGE
                                                                               NET ASSETS/SUPPLEMENTAL DATA
                                                  -------------------------------------------------------------------------

                            Net Asset             Net Assets      Net         Operating          Operating
   Period                     Value,                End of     Investment      Expenses          Expenses         Portfolio
    Ended      Redemption     End of     Total      Period       Income         Before            Net of           Turnover
December 31,     Fees(a)      Period    Return+   (in 000's)     (Loss)     Reimbursement   Reimbursement(b)(c)     Rate++
------------   ----------   ---------   -------   ----------   ----------   -------------   -------------------   ---------
CLASS AAA
   2009         $0.00(d)      $3.64       44.7%    $ 7,681        3.87%         3.37%              2.04%              62%
   2008          0.00(d)       2.62      (43.2)      4,000        1.88          3.38               2.02              110
   2007          0.00(d)       4.77        2.1       9,294       (0.70)         2.46               2.12              141
   2006          0.00(d)       5.48        8.4      10,691        1.21          2.14               2.03              130
   2005          0.01          6.22        8.0      13,781        0.63          2.11               2.03               58



----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect the applicable sales charges. Total return for a period of less than one year is not annualized.



++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended 2007, 2006, and 2005 would have been as shown.



(a) Per share amounts have been calculated using the average shares outstanding method.



(b) The Fund incurred interest expense during the years ended December 31, 2008, 2007, 2006, and 2005. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.00%, 2.00%, 2.00%, and 2.00%. For the year ended December 31, 2009, the effect of the interest expense was minimal. The Fund also incurred tax expense during the year ended December 31, 2009. If tax expense had not been incurred, the ratio of operating expenses to average net assets would have been 2.00%.



(c) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for the years ended December 31, 2006 and 2005 would have been 2.02% and 2.03%. For the years ended December 31, 2008 and 2007, the effect of the custodian fee credits was minimal. For the year ended December 31, 2009, there were no custodian fee credits.



(d)  Amount represents less than $0.005 per share.

                      THIS PAGE LEFT BLANK INTENTIONALLY.

                      THIS PAGE LEFT BLANK INTENTIONALLY.

                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The GAMCO/Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. We are managed by Gabelli Funds LLC or Teton Advisors, Inc. (formerly Gabelli Advisers, Inc.), which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company which has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

- INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

- INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES, AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Securities and Exchange Commission often posts information about its regulations on its website, WWW.SEC.GOV.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders of the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                       THIS IS NOT PART OF THE PROSPECTUS.

                        GAMCO GLOBAL SERIES FUNDS, INC.
                    THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
                          THE GAMCO GLOBAL GROWTH FUND
                        THE GAMCO GLOBAL OPPORTUNITY FUND
                  THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
                                CLASS AAA SHARES

FOR MORE INFORMATION:

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

Each Fund's semi-annual and audited annual reports to shareholders contain additional information on the Fund's investments. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.

        You can obtain free copies of these documents and prospectuses of other funds in the Gabelli/GAMCO family, or request other information, and discuss your questions about the Fund by
               mail, toll-free phone, or the Internet as follows:

                         GAMCO Global Series Funds, Inc.
                              One Corporate Center
                               Rye, NY 10580-1422
                      Telephone: 800-GABELLI (800-422-3554)
                                 www.gabelli.com

You can also review and/or copy the Funds' prospectuses, annual/semi-annual reports, and SAI at the Public Reference Room of the SEC in Washington, D.C.You can get text-only copies:

     -    Free from the Funds' website at www.gabelli.com.

     - For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by calling 202-551-8090.

     -    Free from the EDGAR Database on the SEC's website at www.sec.gov.

(Investment Company Act File No. 811-07896)

                GAMCO GLOBAL SERIES FUNDS, INC. (THE "COMPANY")

FUND                             CLASS   TICKER SYMBOL
----                             -----   -------------
THE GAMCO GLOBAL                   A         GTCAX
TELECOMMUNICATIONS FUND            B         GTCBX
                                   C         GTCCX
                                   I         GTTIX
THE GAMCO GLOBAL GROWTH FUND       A         GGGAX
                                   B         GGGBX
                                   C         GGGCX
                                   I         GGGIX
THE GAMCO GLOBAL                   A         GOCAX
   OPPORTUNITY FUND                B            --
                                   C         GGLCX
                                   I         GLOIX
THE GAMCO GLOBAL                   A         GAGAX
   CONVERTIBLE SECURITIES FUND     B            --
                                   C         GACCX
                                   I         GAGIX

PROSPECTUS

APRIL 30, 2010

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         GAMCO Global Series Funds, Inc.
                    THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
                          THE GAMCO GLOBAL GROWTH FUND
                       THE GAMCO GLOBAL OPPORTUNITY FUND
                  THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
                  (each a "Fund" and collectively, the "Funds")
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 (800-422-3554)
                               FAX: 914-921-5118
                            WEBSITE: www.gabelli.com


                            E-MAIL: info@gabelli.com


                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.

                               TABLE OF CONTENTS


SUMMARY OF THE FUNDS
   GAMCO GLOBAL TELECOMMUNICATIONS FUND ..................................    2
   GAMCO GLOBAL GROWTH FUND ..............................................    7
   GAMCO GLOBAL OPPORTUNITY FUND .........................................   12
   GAMCO GLOBAL CONVERTIBLE SECURITIES ...................................   17
   OTHER INFORMATION .....................................................   23
INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES, INVESTMENT
   STRATEGIES AND RELATED RISKS ..........................................   24
MANAGEMENT OF THE FUNDS ..................................................   28
INDEX DESCRIPTIONS .......................................................   30
CLASSES OF SHARES ........................................................   31
PURCHASE OF SHARES .......................................................   36
REDEMPTION OF SHARES .....................................................   38
EXCHANGE OF SHARES .......................................................   40
PRICING OF FUND SHARES ...................................................   41
DIVIDENDS AND DISTRIBUTIONS ..............................................   42
TAX INFORMATION ..........................................................   42
MAILINGS TO SHAREHOLDERS AND E-DELIVERY ..................................   43
FINANCIAL HIGHLIGHTS .....................................................   43

                              SUMMARY OF THE FUNDS

                    THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
                     (THE "GLOBAL TELECOMMUNICATIONS FUND")

                              INVESTMENT OBJECTIVES

The Global Telecommunications Fund primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the Global Telecommunications Fund.

FEES AND EXPENSES OF THE GLOBAL TELECOMMUNICATIONS FUND:


This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Telecommunications Fund. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Gabelli family of mutual funds. More information about these and other discounts is available from your financial professional and in the "Classes of Shares" section on page 31 of the Fund's Prospectus.



                                                                           CLASS A   CLASS B   CLASS C   CLASS I
                                                                            SHARES    SHARES    SHARES    SHARES
                                                                           -------   -------   -------   -------
SHAREHOLDER FEES (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
   (as a percentage of offering price) .................................     5.75%     None      None      None
Maximum Deferred Sales Charge (Load)
   (as a percentage of redemption price) ...............................     None      5.00%     1.00%     None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
   (as a percentage of amount invested) ................................     None      None      None      None
Redemption Fee
   (as a percentage of amount redeemed for shares held 7 days or less)
   payable to the Fund .................................................     2.00%     2.00%     2.00%     2.00%
Exchange Fee ...........................................................     None      None      None      None
ANNUAL FUND OPERATING EXPENSES
   (expenses that you pay each year as a percentage of the value of your investment):
Management Fees ........................................................     1.00%     1.00%     1.00%     1.00%
Distribution and Service (Rule 12b-1) Fees .............................     0.25%     1.00%     1.00%     None
Other Expenses .........................................................     0.44%     0.44%     0.44%     0.44%
                                                                             ----      ----      ----      ----
Total Annual Fund Operating Expenses ...................................     1.69%     2.44%     2.44%     1.44%
                                                                             ====      ====      ====      ====


                                 EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Global Telecommunications Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Global Telecommunications Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Global Telecommunications Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                          ------   -------   -------   --------
Class A Shares ........    $737     $1,077    $1,440    $2,458
Class B Shares ........    $747     $1,061    $1,501    $2,591
Class C Shares ........    $347     $  761    $1,301    $2,776
Class I Shares ........    $147     $  456    $  787    $1,724

You would pay the following expenses if you did not redeem your shares of the Global Telecommunications Fund:


                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                          ------   -------   -------   --------
Class A Shares ........    $737     $1,077    $1,440    $2,458
Class B Shares ........    $247     $  761    $1,301    $2,591
Class C Shares ........    $247     $  761    $1,301    $2,776
Class I Shares ........    $147     $  456    $  787    $1,724


                               PORTFOLIO TURNOVER


The Global Telecommunications Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Global Telecommunications Fund's shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Global Telecommunications Fund's performance. During the most recent fiscal year, the Global Telecommunications Fund's portfolio turnover rate was 4% of the average value of its portfolio.


                         PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Global Telecommunications Fund will invest at least 80% of its net assets in common stocks of companies in the telecommunications industry which the Adviser's portfolio management team for the Global Telecommunications Fund believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Global Telecommunications Fund invests primarily in common stocks of foreign and domestic small-capitalization, mid-capitalization, and large-capitalization issuers. As a "global" fund, the Global Telecommunications Fund invests in securities of issuers, or related investments thereof, located in at least three countries, and at least 40% of the Fund's total net assets is invested in securities of non-U.S. issuers or related investments thereof. In selecting investments, the Adviser also considers the market price of the issuer's securities, its balance sheet characteristics and the perceived strength of its management.



The telecommunications companies in which the Global Telecommunications Fund may invest are engaged in the following products or services: regular telephone service throughout the world; wireless communications services and equipment, including cellular telephone, microwave, and satellite communications, paging, and other emerging wireless technologies; equipment and services for both data and voice transmission, including computer hardware and software; electronic components and communications equipment; video conferencing; electronic mail; local and wide area networking, and linkage of data and word processing systems; publishing and information systems; video text and teletext; emerging technologies combining television, telephone, and computer systems; broadcasting, including television and radio via VHF, UHF, satellite, and microwave transmission, and cable television. For additional information about selection of investments suitable for the Fund, see pages 24 and 25.


                                 PRINCIPAL RISKS

YOU MAY WANT TO INVEST IN THE FUND IF:

     -    you are a long-term investor

     -    you seek growth of capital

     -    you seek to diversify your investments outside the U.S.

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund.

Investing in the Global Telecommunications Fund involves the following risks:


     - SMALL AND MID-CAPITALIZATION RISK. Risk is greater for the securities of small- and mid-capitalization companies (including small unseasoned companies that have been in operation less than three years) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price.


     - EQUITY RISK. The principal risk of investing in the Global Telecommunications Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Global Telecommunications Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances.

     - FUND AND MANAGEMENT RISK. If a portfolio management team's judgment in selecting securities is incorrect or if the market segment in which the Global Telecommunications Fund invests has poor performance or falls out of favor with investors, the Global Telecommunications Fund could underperform the stock market or its peers. The Global Telecommunications Fund could also fail to meet its investment objective. If the portfolio management team's assessment of the values of the securities the Global Telecommunications Fund holds is incorrect, or no event occurs which surfaces value, then the value of that the Global Telecommunications Fund's shares may decline.

     - NON-DIVERSIFICATION RISK. The Global Telecommunications Fund is a "non-diversified investment company" which means that it can concentrate its investments in the securities of fewer issuers to a greater extent than a diversified investment company. Because the Global Telecommunications Fund may invest its assets in the securities of a limited number of companies, a decline in the value of the stock of any one of these issuers will have a greater impact on the Global Telecommunications Fund's share price. In addition, many companies in the past several years have adopted so-called "poison pill" and other defensive measures. Such measures may limit the amount of securities in any one issuer that the Global Telecommunications Fund may buy.

     - INDUSTRY CONCENTRATION RISK. The telecommunications industry is subject to governmental regulation and a greater price volatility than the overall market and the products and services of telecommunications companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition, and strong market reactions to technological developments throughout the industry. Certain companies in the U.S., for example, are subject to both state and federal regulations affecting permitted rates of return and the kinds of services that may be offered. Such companies are becoming subject to increasing levels of competition. As a result, stocks of these companies may be subject to greater price volatility.

     - INDUSTRY RISK. Certain industries in which the Global Telecommunications Fund may invest are subject to governmental regulation and a greater price volatility than the overall market, and the products and services of such companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition, and strong market reactions to technological developments throughout the industry. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable.

          Changes in world currency values are also unpredictable and can have a significant short-term impact on revenues, profits, and share valuations. Certain of the companies in which the Funds may invest allocate greater than usual financial resources to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Global Telecommunications Fund invests may be adversely affected by lack of commercial acceptance of a new product or process or by technological change and obsolescence.

     - PORTFOLIO TURNOVER RISK. The investment policies of the Global Telecommunications Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies. Portfolio turnover generally involves some expense to the Global Telecommunications Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. As such, a higher portfolio turnover rate could increase the Global Telecommunications Fund's expenses which could negatively affect the Global Telecommunications Fund's performance.

     - FOREIGN SECURITIES RISK. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly, and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and the Global Telecommunications Fund may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Global Telecommunications Fund's net asset value per share ("NAV"), the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Global Telecommunications Fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Global Telecommunications Fund's foreign currency holdings.

          - Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

                                   PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Global Telecommunications Fund by showing changes in the Global Telecommunications Fund's performance from year to year and by showing how the Global Telecommunications Fund's average annual returns for one year, five years, and ten years compare with those of a broad-based securities market index. As with all mutual funds, the Global Telecommunications Fund's past performance (before and after taxes) does not predict how the Global Telecommunications Fund will perform in the future. Updated information on the Global Telecommunications Fund's results can be obtained by visiting www.gabelli.com.

                         GLOBAL TELECOMMUNICATIONS FUND
                (TOTAL RETURNS FOR THE YEARS ENDED DECEMBER 31)

                              (PERFORMANCE GRAPH)

2000   -24.1%
2001   -20.7%
2002   -29.6%
2003    42.7%
2004    23.4%
2005     2.8%
2006    28.9%
2007    18.3%
2008   -40.6%
2009    24.5%


The bar chart above shows the total returns for Class AAA Shares for the year ended 2000 and Class A Shares for the years ended 2001 through 2009. Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the years shown in the bar chart, the highest return for a quarter was 26.3% (quarter ended June 30, 2003) and the lowest return for a quarter was (21.9)% (quarter ended June 30, 2002).



                AVERAGE ANNUAL TOTAL RETURNS                     PAST        PAST        PAST
          (FOR THE YEARS ENDED DECEMBER 31, 2009)              ONE YEAR   FIVE YEARS   TEN YEARS
          ---------------------------------------              --------   ----------   ---------
Global Telecommunications Fund
Class A Shares (first issued on 3/12/00)
   Return Before Taxes .....................................    17.35%      1.83%       (2.00)%
   Return After Taxes on Distributions .....................    17.28%      1.75%       (2.42)%
   Return After Taxes on Distributions
      and Sale of Fund Shares ..............................    11.99%      1.69%       (1.80)%
Class B Shares (first issued on 3/13/00)
   Return Before Taxes .....................................    18.70%      1.89%       (2.12)%
Class C Shares (first issued on 6/2/00)
   Return Before Taxes .....................................    22.61%      2.24%       (2.13)%
Class I Shares (first issued on 1/11/08)
   Return Before Taxes .....................................    24.84%      3.14%       (1.37)%
MSCI AC World Free Index (reflects no deduction for
   fees, expenses or taxes) ................................    35.41%      3.64%        0.89%
MSCI AC World Telecommunications Services Index
   (reflects no deduction for fees, expenses or taxes) .....    17.06%      4.94%         N/A


The returns shown for Class A, Class B, Class C, and Class I Shares prior to their first issuance dates are those of Class AAA Shares of the Global Telecommunications Fund, which are not offered in this Prospectus. All Classes of the Global Telecommunications Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use a capital loss from the sale of Global Telecommunications Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Global Telecommunications Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts ("IRAs"). After-tax returns are shown only for Class A Shares. Actual after-tax returns for other classes will vary due to the differences in expenses.


                                   MANAGEMENT

THE ADVISER. Gabelli Funds, LLC serves as the adviser to the Global Telecommunications Fund.


THE PORTFOLIO MANAGERS. Mr. Mario J. Gabelli, CFA, Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of the Adviser, has served as portfolio manager of the Global Telecommunications Fund since 1993. Sergey Dluzhevskiy, research analyst with the Adviser, has served as Associate Portfolio Manager of the Global Telecommunications Fund since 2006. Evan Miller, research analyst with the Adviser, has served as Associate Portfolio Manager of the Global Telecommunications Fund since 2002.


PURCHASE AND SALE OF FUND SHARES, TAXES AND PAYMENTS TO BROKER-DEALERS AND OTHER
                            FINANCIAL INTERMEDIARIES


For important information about purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to "Other Information" on page 23.


                          THE GAMCO GLOBAL GROWTH FUND
                           (THE "GLOBAL GROWTH FUND")

                              INVESTMENT OBJECTIVES

The Global Growth Fund primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the Global Growth Fund.

FEES AND EXPENSES OF THE GLOBAL GROWTH FUND:


This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Growth Fund. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Gabelli family of mutual funds. More information about these and other discounts is available from your financial professional and in the "Classes of Shares" section on page 31 of the Fund's Prospectus.



                                                                 CLASS A   CLASS B   CLASS C   CLASS I
                                                                 SHARES    SHARES    SHARES    SHARES
                                                                 -------   -------   -------   --------
SHAREHOLDER FEES (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
   (as a percentage of offering price) .......................    5.75%     None      None       None
Maximum Deferred Sales Charge (Load)
   (as a percentage of redemption price) .....................    None      5.00%     1.00%      None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
   (as a percentage of amount invested) ......................    None      None      None       None
Redemption Fee (as a percentage of amount redeemed for
   shares held 7 days or less) payable to the Fund ...........    2.00%     2.00%     2.00%      2.00%
Exchange Fee .................................................    None      None      None       None

                                                                 CLASS A   CLASS B   CLASS C   CLASS I
                                                                 SHARES     SHARES    SHARES    SHARES
                                                                 -------   -------   -------   --------
ANNUAL FUND OPERATING EXPENSES (expenses that are
   deducted from Fund assets):
Management Fees ..............................................    1.00%     1.00%     1.00%      1.00%
Distribution and Service (Rule 12b-1) Fees ...................    0.25%     1.00%     1.00%      None
Other Expenses ...............................................    0.72%     0.72%     0.72%      0.72%
Total Annual Fund Operating Expenses .........................    1.97%     2.72%     2.72%      1.72%
                                                                  ====      ====      ====       ====


                                 EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Global Growth Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Global Growth Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Global Growth Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         1 YEAR   3 YEARS  5 YEARS   10 YEARS
                         ------   -------  -------   ---------
Class A Shares .......    $763    $1,158   $1,576     $2,739
Class B Shares .......    $775    $1,144   $1,640     $2,871
Class C Shares .......    $375    $  844   $1,440     $3,051
Class I Shares .......    $175    $  542   $  933     $2,030


You would pay the following expenses if you did not redeem your shares of the Global Growth Fund:


                         1 YEAR   3 YEARS  5 YEARS   10 YEARS
                         ------   -------  -------   ---------
Class A Shares .......    $763     $1,158   $1,576    $2,739
Class B Shares .......    $275     $  844   $1,440    $2,871
Class C Shares .......    $275     $  844   $1,440    $3,051
Class I Shares .......    $175     $  542   $  933    $2,030


                               PORTFOLIO TURNOVER


The Global Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Global Growth Fund's shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Global Growth Fund's performance. During the most recent fiscal year, the Global Growth Fund's portfolio turnover rate was 45% of the average value of its portfolio.


                        PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Global Growth Fund will invest at least 65% of its total assets in common stocks of companies which the Adviser's portfolio management team for the Global Growth Fund believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Global Growth Fund invests primarily in common stocks of foreign and domestic small-capitalization, mid-capitalization, and large-capitalization issuers. As a "global" fund, the Global Growth Fund invests in securities of issuers, or related investments thereof, located in at least three countries, and at least 40% of the Fund's total net assets is invested in securities of non-

U.S. issuers or related investments thereof. To achieve the Global Growth Fund's primary objective of capital appreciation, the Adviser's portfolio management team for the Global Growth Fund employs a disciplined investment program focusing on the globalization and interactivity of the world's market place. The Global Growth Fund invests in companies at the forefront of accelerated growth.



The Global Growth Fund invests primarily in common stocks of foreign and domestic mid-capitalization and large-capitalization issuers. In addition to growth rates, stock valuation levels are important in the stock selection process as the Global Growth Fund seeks stocks that are attractively priced relative to their projected growth rates. The Global Growth Fund seeks to build a portfolio diversified by geographic region, industry sectors and individual issues within industry sectors. The Global Growth Fund invests primarily in developed markets but may invest in emerging markets as well. The Global Growth Fund invests in companies with a wide range in market capitalizations, from small to large. For additional information about selection of investments suitable for the Fund, see pages 24 and 25.


                                PRINCIPAL RISKS

YOU MAY WANT TO INVEST IN THE GLOBAL GROWTH FUND IF:

     -    you are a long-term investor

     -    you seek growth of capital

     -    you seek to diversify your investments outside the U.S.

The Global Growth Fund's share price will fluctuate with changes in the market value of the Global Growth Fund's portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. When you sell Global Growth Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Global Growth Fund.

Investing in the Global Growth Fund involves the following risks:


     - MID-CAPITALIZATION RISK. Risk is greater for the securities of mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price.


     - EQUITY RISK. The principal risk of investing in the Global Growth Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Global Growth Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances.

     - FUND AND MANAGEMENT RISK. If a portfolio management team's judgment in selecting securities is incorrect or if the market segment in which the Global Growth Fund invests has poor performance or falls out of favor with investors, the Global Growth Fund could underperform the stock market or its peers. The Global Growth Fund could also fail to meet its investment objective. If the portfolio management team's assessment of the values of the securities the Global Growth Fund holds is incorrect, or no event occurs which surfaces value, then the value of the Global Growth Fund's shares may decline.

     - NON-DIVERSIFICATION RISK. The Global Growth Fund is a "non-diversified investment company" which means that it can concentrate its investments in the securities of fewer issuers to a greater extent than a diversified investment company. Because the Global Growth Fund may invest its assets in the securities of a limited number of companies, a decline in the value of the stock of any one of these issuers will have a greater impact on the Global Growth Fund's share price. In addition, many companies in the past several years have adopted so-called "poison pill" and other defensive measures. Such measures may limit the amount of securities in any one issuer that the Global Growth Fund may buy.

     - INDUSTRY RISK. Certain industries in which the Global Growth Fund may invest are subject to governmental regulation and a greater price volatility than the overall market, and the products and services of such companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition, and strong market reactions to technological developments throughout the industry. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Changes in world currency values are also unpredictable and can have a significant short-term impact on revenues, profits, and share valuations. Certain of the companies in which the Global Growth Fund may invest allocate greater than usual financial resources to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Global Growth Fund invests may be adversely affected by lack of commercial acceptance of a new product or process or by technological change and obsolescence.

     - PORTFOLIO TURNOVER RISK. The investment policies of the Global Growth Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies. Portfolio turnover generally involves some expense to the Global Growth Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. As such, a higher portfolio turnover rate could increase the Global Growth Fund's expenses which could negatively affect the Global Growth Fund's performance.

     - FOREIGN SECURITIES RISK. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly, and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and the Global Growth Fund may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Global Growth Fund's NAV, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Global Growth Fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Global Growth Fund's foreign currency holdings.

          - Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

                                   PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Global Growth Fund by showing changes in the Global Growth Fund's performance from year to year and by showing how the Global Growth Fund's average annual returns for one year, five years, and ten years compare with those of a broad-based securities market index. As with all mutual funds, the Global Growth Fund's past performance (before and after taxes) does not predict how the Global Growth Fund will perform in the future. Updated information on the Global Growth Fund's results can be obtained by visiting www.gabelli.com.

                               GLOBAL GROWTH FUND
                 (TOTAL RETURNS FOR THE YEARS ENDED DECEMBER 31)

                               (PERFORMANCE GRAPH)

2000   -37.5%
2001   -24.1%
2002   -24.8%
2003    41.4%
2004     9.4%
2005    13.7%
2006    12.5%
2007    17.7%
2008   -44.2%
2009    42.9%


The bar chart above shows the total returns for Class AAA Shares for the year ended 2000 and Class A Shares for the years ended 2001 through 2009. Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the years shown in the bar chart, the highest return for a quarter was 25.4% (quarter ended June 30, 2003) and the lowest return for a quarter was (24.2)% (quarter ended December 31, 2008).



          AVERAGE ANNUAL TOTAL RETURNS               PAST        PAST         PAST
    (FOR THE YEARS ENDED DECEMBER 31, 2009)        ONE YEAR   FIVE YEARS   TEN YEARS
    ---------------------------------------        --------   ----------   ---------
Global Growth Fund
Class A Shares (first issued on 3/1/00)
   Return Before Taxes .........................    34.71%       2.51%      (4.58)%
   Return After Taxes on Distributions .........    34.70%       2.46%      (4.74)%
   Return After Taxes on Distributions
      and Sale of Fund Shares ..................    22.56%       2.14%      (3.80)%
Class B Shares (first issued on 3/1/00)
   Return Before Taxes .........................    36.93%       2.60%      (4.70)%
Class C Shares (first issued on 3/1/00)
   Return Before Taxes .........................    40.84%       2.96%      (4.73)%
Class I Shares (first issued on 1/11/08)
   Return Before Taxes .........................    43.40%       3.87%      (3.97)%

          AVERAGE ANNUAL TOTAL RETURNS               PAST        PAST         PAST
    (FOR THE YEARS ENDED DECEMBER 31, 2009)        ONE YEAR   FIVE YEARS   TEN YEARS
    ---------------------------------------        --------   ----------   ---------
MSCI AC World Free Index (reflects no
   deduction for fees, expenses or taxes) ......    35.41%       3.64%       0.89%
Lipper Global Multi-Cap Core Fund Average
   (reflects no deduction for fees, expenses or
   taxes) ......................................    31.35%       1.96%       2.94%


The returns shown for Class A, Class B, Class C, and Class I Shares prior to their first issuance dates are those of Class AAA Shares of the Global Growth Fund, which are not offered in this Prospectus. All Classes of the Global Growth Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use a capital loss from the sale of Global Growth Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Global Growth Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown only for Class A Shares. Actual after-tax returns for other classes will vary due to the differences in expenses.


                                   MANAGEMENT

THE ADVISER. Gabelli Funds, LLC serves as the adviser to the Global Growth Fund.

THE PORTFOLIO MANAGERS. Messrs. Caesar Bryan, Senior Vice President of the Adviser, and Howard Ward, Director -- Growth Products of the Adviser, have served as portfolio managers of the Global Growth Fund since 1994.

     PURCHASE AND SALE OF FUND SHARES, TAXES AND PAYMENTS TO BROKER-DEALERS
                       AND OTHER FINANCIAL INTERMEDIARIES


For important information about purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to "Other Information" on page 23.


                        THE GAMCO GLOBAL OPPORTUNITY FUND
                         (THE "GLOBAL OPPORTUNITY FUND")

                              INVESTMENT OBJECTIVES

The Global Opportunity Fund primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the Global Opportunity Fund.

FEES AND EXPENSES OF THE GLOBAL OPPORTUNITY FUND:


This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Opportunity Fund. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Gabelli family of mutual funds. More information about these and other discounts is available from your financial professional and in the "Classes of Shares' section on page 31 of the Funds' Prospectus.

                                                                    CLASS A   CLASS B   CLASS C   CLASS I
                                                                     SHARES    SHARES    SHARES    SHARES
                                                                    -------   -------   -------   -------
SHAREHOLDER FEES (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
   (as a percentage of offering price) ..........................    5.75%     None      None      None
Maximum Deferred Sales Charge (Load)
   (as a percentage of redemption price) ........................    None      5.00%     1.00%     None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
   (as a percentage of amount invested) .........................    None      None      None      None
Redemption Fee
   (as a percentage of amount redeemed for shares
   held 7 days or less) payable to the Fund .....................    2.00%     2.00%     2.00%     2.00%
Exchange Fee ....................................................    None      None      None      None
ANNUAL FUND OPERATING EXPENSES
   (expenses that you are deducted from Fund assets):
Management Fees .................................................    1.00%     1.00%     1.00%     1.00%
Distribution and Service (Rule 12b-1) Fees ......................    0.25%     1.00%     1.00%     None
Other Expenses ..................................................    1.47%     1.47%     1.47%     1.47%
Total Annual Fund Operating Expenses(1) .........................    2.72%     3.47%     3.47%     2.47%
   Fee Waiver and/or Expense Reimbursement(1) ...................   (0.67)%   (0.67)%   (0.67)%   (0.67)%
                                                                    -----     -----     -----     -----
Total Annual Fund Operating Expenses After Fee Waiver and
   Expense Reimbursement(1) .....................................    2.05%     2.80%     2.80%     1.80%
                                                                    =====     =====     =====     =====



----------
(1) The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 2.00%, 2.75%, 2.75%, and 1.75% for Class A, Class B, Class C, and Class I Shares, respectively. This arrangement is in effect through May 1, 2011 and may not be terminated by the Adviser before such time.


                                 EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Global Opportunity Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Global Opportunity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Global Opportunity Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                      ------   -------   -------   --------
Class A Shares ....    $771     $1,311    $1,876    $3,405
Class B Shares ....    $783     $1,303    $1,946    $3,535
Class C Shares ....    $383     $1,003    $1,746    $3,703
Class I Shares ....    $183     $  706    $1,255    $2,756


You would pay the following expenses if you did not redeem your shares of the Global Opportunity Fund:


                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                      ------   -------   -------   --------
Class A Shares ....    $771     $1,311    $1,876    $3,405
Class B Shares ....    $283     $1,003    $1,746    $3,535
Class C Shares ....    $283     $1,003    $1,746    $3,703
Class I Shares ....    $183     $  706    $1,255    $2,756

                               PORTFOLIO TURNOVER


The Global Opportunity Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Global Opportunity Fund's shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Global Opportunity Fund's performance. During the most recent fiscal year, the Global Opportunity Fund's portfolio turnover rate was 8% of the average value of its portfolio.


                         PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Global Opportunity Fund will invest at least 65% of its total assets in common stock of companies which the Adviser's portfolio management team for the Global Opportunity Fund believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued.


The Global Opportunity Fund invests primarily in common stocks of foreign and domestic small-capitalization, mid-capitalization, and large-capitalization issuers. As a "global" fund, the Global Opportunity Fund invests in securities of issuers, or related investments thereof, located in at least three countries, and at least 40% of the Fund's total net assets is invested in securities of non-U.S. issuers or related investments thereof. For additional information about selection of investments suitable for the Fund, see pages 24 and 25.


                                 PRINCIPAL RISKS

YOU MAY WANT TO INVEST IN THE FUND IF:

     -    you are a long-term investor

     -    you seek growth of capital

     -    you seek to diversify your investments outside the U.S.

The Global Opportunity Fund's share price will fluctuate with changes in the market value of the Global Opportunity Fund's portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. When you sell Global Opportunity Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Global Opportunity Fund.

Investing in the Global Opportunity Fund involves the following risks:


     - SMALL CAPITALIZATION RISK. Risk is greater for the securities of small-capitalization companies (including small unseasoned companies that have been in operation less than three years) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price.


     - EQUITY RISK. The principal risk of investing in the Global Opportunity Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Global Opportunity Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances.

     - FUND AND MANAGEMENT RISK. If a portfolio management team's judgment in selecting securities is incorrect or if the market segment in which the Global Opportunity Fund invests has poor performance or falls out of favor with investors, the Global Opportunity Fund could underperform the stock market or its peers. The Global Opportunity Fund could also fail to meet its investment objective. If the portfolio management team's assessment of the values of the securities the Global Opportunity Fund holds is incorrect, or no event occurs which surfaces value, then the value of the Global Opportunity Fund's shares may decline.

     - NON-DIVERSIFICATION RISK. The Global Opportunity Fund is a "non-diversified investment company" which means that it can concentrate its investments in the securities of fewer issuers to a greater extent than a diversified investment company. Because the Global Opportunity Fund may invest its assets in the securities of a limited number of companies, a decline in the value of the stock of any one of these issuers will have a greater impact on the Global Opportunity Fund's share price. In addition, many companies in the past several years have adopted so-called "poison pill" and other defensive measures. Such measures may limit the amount of securities in any one issuer that the Global Opportunity Fund may buy.

     - INDUSTRY RISK. Certain industries in which the Global Opportunity Fund may invest are subject to governmental regulation and a greater price volatility than the overall market, and the products and services of such companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition, and strong market reactions to technological developments throughout the industry. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Changes in world currency values are also unpredictable and can have a significant short-term impact on revenues, profits, and share valuations. Certain of the companies in which the Global Opportunity Fund may invest allocate greater than usual financial resources to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Global Opportunity Fund invests may be adversely affected by lack of commercial acceptance of a new product or process or by technological change and obsolescence.

     - PORTFOLIO TURNOVER RISK. The investment policies of the Global Opportunity Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies. Portfolio turnover generally involves some expense to the Global Opportunity Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. As such, a higher portfolio turnover rate could increase the Global Opportunity Fund's expenses which could negatively affect the Global Opportunity Fund's performance.

     - FOREIGN SECURITIES RISK. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly, and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and the Global Opportunity Fund may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Global Opportunity Fund's NAV, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Global Opportunity Fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Global Opportunity Fund's foreign currency holdings.

          - Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

                                   PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Global Opportunity Fund by showing changes in the Global Opportunity Fund's performance from year to year and by showing how the Global Opportunity Fund's average annual returns for one year, five years, and ten years compare with those of a broad-based securities market index. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Global Opportunity Fund will perform in the future. Updated information on the Global Opportunity Fund's results can be obtained by visiting www.gabelli.com.

                             GLOBAL OPPORTUNITY FUND
                 (TOTAL RETURNS FOR THE YEARS ENDED DECEMBER 31)

                              (PERFORMANCE GRAPH)

2000   -13.5%
2001   -28.9%
2002   -11.5%
2003    37.4%
2004    14.0%
2005    15.1%
2006    14.5%
2007    13.6%
2008   -40.8%
2009    37.5%


The bar chart above shows the total returns for Class AAA Shares for the year ended 2000 and Class A Shares for the years ended 2001 through 2009. Sales loads are not reflected in the above chart. If sales loads were reflected, the Global Opportunity Fund's returns would be less than those shown. During the years shown in the bar chart, the highest return for a quarter was 22.8% (quarter ended June 30, 2003) and the lowest return for a quarter was (22.4)% (quarter ended September 30, 2001).

            AVERAGE ANNUAL TOTAL RETURNS                  PAST        PAST         PAST
       (FOR THE YEARS ENDED DECEMBER 31, 2009)          ONE YEAR   FIVE YEARS   TEN YEARS
-----------------------------------------------------   --------   ----------   ---------
Global Opportunity Fund
Class A Shares (first issued on 3/1/00)
   Return Before Taxes ..............................    29.60%       2.84%      (0.20)%
   Return After Taxes on Distributions ..............    29.39%       2.84%      (0.52)%
   Return After Taxes on Distributions
      and Sale of Fund Shares .......................    19.61%       2.51%      (0.32)%
Class B Shares (first issued on 3/1/00)
   Return Before Taxes ..............................    31.43%       2.91%      (0.28)%
Class C Shares (first issued on 11/23/01)
   Return Before Taxes ..............................    35.42%       3.27%       0.11%
Class I Shares (first issued on 1/11/08)
   Return Before Taxes ..............................    37.78%       4.16%       0.44%
MSCI AC World Free Index (reflects no deduction for
   fees, expenses or taxes) .........................    35.41%       3.64%       0.89%
Lipper Global Multi-Cap Growth Fund Average (reflects
   no deduction for fees, expenses or taxes) ........    43.74%       2.71%       2.94%


The returns shown for Class A, Class B, Class C, and Class I Shares prior to their first issuance dates are those of Class AAA Shares of the Global Opportunity Fund, which are not offered in this Prospectus. All Classes of Global Opportunity Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Global Opportunity Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary due to the differences in expenses.


                                   MANAGEMENT

THE ADVISER. Gabelli Funds, LLC serves as the adviser to the Global Opportunity Fund.

THE PORTFOLIO MANAGER. Mr. Caesar Bryan, Senior Vice President of the Adviser, has served as portfolio manager of the Global Opportunity Fund since 1998.

PURCHASE AND SALE OF FUND SHARES, TAXES AND PAYMENTS TO BROKER-DEALERS AND OTHER
                            FINANCIAL INTERMEDIARIES


For important information about purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to "Other Information" on page 23.


                  THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
                   (THE "GLOBAL CONVERTIBLE SECURITIES FUND")

                              INVESTMENT OBJECTIVE

The Global Convertible Securities Fund seeks to provide investors with a high level of total return through a combination of current income and appreciation of capital.

FEES AND EXPENSES OF THE GLOBAL CONVERTIBLE SECURITIES FUND:


This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Convertible Securities Fund. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Gabelli family of mutual funds. More information about these and other discounts is available from your financial professional and in the "Classes of Shares' section on page 31 of the Fund's Prospectus.



                                                                CLASS A   CLASS B   CLASS C   CLASS I
                                                                 SHARES   SHARES     SHARES    SHARES
                                                                -------   -------   -------   -------
SHAREHOLDER FEES (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
   (as a percentage of offering price) ......................    5.75%     None      None      None
Maximum Deferred Sales Charge (Load)
   (as a percentage of redemption price) ....................    None      5.00%     1.00%     None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
   (as a percentage of amount invested) .....................    None      None      None      None
Redemption Fee
   (as a percentage of amount redeemed for shares held 7 days
   or less) payable to the Fund .............................    2.00%     2.00%     2.00%     2.00%
Exchange Fee ................................................    None      None      None      None
ANNUAL FUND OPERATING EXPENSES
   (expenses that you pay each year as a percentage of the
   value of your investment):
Management Fees .............................................    1.00%     1.00%     1.00%     1.00%
Distribution and Service (Rule 12b-1) Fees ..................    0.25%     1.00%     1.00%     None
Other Expenses ..............................................    2.12%     2.12%     2.12%     2.12%
Total Annual Fund Operating Expenses(1) .....................    3.37%     4.12%     4.12%     3.12%
   Fee Waiver and/or Expense Reimbursement(1) ...............   (1.33)%   (1.33)%   (1.33)%   (1.33)%
                                                                -----     -----     -----     -----
Total Annual Fund Operating Expenses After Fee Waiver and
   Expense Reimbursement(1) .................................    2.04%     2.79%     2.79%     1.79%
                                                                =====     =====     =====     =====



----------
(1) The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 2.00%, 2.75%, 2.75%, and 1.75% for Class A, Class B, Class C, and Class I Shares, respectively. This arrangement is in effect through May 1, 2011 and may not be terminated by the Adviser before such time.


                                 EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Global Convertible Securities Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Global Convertible Securities Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Global Convertible Securities Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                       ------   -------   -------   --------
Class A Shares .....    $770     $1,435    $2,121    $3,938
Class B Shares .....    $782     $1,432    $2,196    $4,067

                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                       ------   -------   -------   --------
Class C Shares .....    $382     $1,132    $1,996    $4,225
Class I Shares .....    $182      $ 838    $1,519    $3,337


You would pay the following expenses if you did not redeem your shares of the Global Convertible Securities Fund:


                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                       ------   -------   -------   --------
Class A Shares .....    $770     $1,435    $2,121    $3,938
Class B Shares .....    $282     $1,132    $1,996    $4,067
Class C Shares .....    $282     $1,132    $1,996    $4,225
Class I Shares .....    $182     $  838    $1,519    $3,337


                               PORTFOLIO TURNOVER


The Global Convertible Securities Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Global Convertible Securities Fund's shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Global Convertible Securities Fund's performance. During the most recent fiscal year, the Global Convertible Securities Fund's portfolio turnover rate was 62% of the average value of its portfolio.



As a global fund, over the course of the next six months, the Global Convertible Securities Fund intends to achieve and maintain thereafter a portfolio in which at least 40% of its total net assets is invested in securities of non-U.S. issuers or related investments thereof.


                         PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Global Convertible Securities Fund will invest at least 80% of its net assets in convertible securities. Convertible securities are bonds, debentures, corporate notes, preferred stocks, and other similar securities which are convertible or exchangeable for common stock within a particular time period at a specified price or formula, of foreign and domestic companies. As a "global" fund, the Global Convertible Securities Fund invests in securities of issuers, or related investments thereof, located in at least three countries. Additionally, over the course of the next six months, the Fund intends to achieve and maintain thereafter a portfolio in which at least 40% of its total net assets is invested in securities of non-U.S. issuers or related investments thereof. The Adviser believes that certain characteristics of convertible securities make them appropriate investments for a fund seeking a high level of total return on its assets. These characteristics include: the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from preferred dividend or interest payments as compared to common stock dividends, and the decreased risk of decline in value relative to common stock due to the fixed income nature of convertible securities. The Global Convertible Securities Fund may invest without limit in securities that are not considered investment grade and that accordingly have greater risk of loss of principal and interest. For additional information about selection of investments suitable for the Fund, see pages 25 and 26.


                                 PRINCIPAL RISKS

YOU MAY WANT TO INVEST IN THE FUND IF:

     -    you are a long-term investor

     -    you seek growth of capital

     -    you seek to diversify your investments outside the U.S.

     -    you are seeking monthly distributions

The Global Convertible Securities Fund's share price will fluctuate with changes in the market value of the Global Convertible Securities Fund's portfolio securities. Preferred stock and debt securities convertible into or exchangeable for common or preferred stock also are subject to interest rate risk and/or credit risk. When interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. In addition, the Global Convertible Securities Fund may invest in lower credit quality securities which may involve major risk exposures such as increased sensitivity to interest rate and economic changes and limited liquidity. When you sell Global Convertible Securities Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Global Convertible Securities Fund.

Investing in the Global Convertible Securities Fund involves the following risks:


     - LOWER RATED SECURITIES. The Fund may invest up to 25% of its assets in fixed income securities that are below investment grade, including up to 5% of its assets in securities of issuers that are in default. These securities may involve major risk exposures such as increased sensitivity to interest rate and economic changes, and the market to sell such securities may be limited. These securities are often referred to in the financial press as "junk bonds."


     - EQUITY RISK. The principal risk of investing in the Global Convertible Securities Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Global Convertible Securities Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances.

     - FUND AND MANAGEMENT RISK. If a portfolio management team's judgment in selecting securities is incorrect or if the market segment in which the Global Convertible Securities Fund invests has poor performance or falls out of favor with investors, the Global Convertible Securities Fund could under-perform the stock market or its peers. The Global Convertible Securities Fund could also fail to meet its investment objective. If the portfolio management team's assessment of the values of the securities the Global Convertible Securities Fund holds is incorrect, or no event occurs which surfaces value, then the value of the Global Convertible Securities Fund's shares may decline.

     - NON-DIVERSIFICATION RISK. The Global Convertible Securities Fund is a "non-diversified investment company" which means that it can concentrate its investments in the securities of fewer issuers to a greater extent than a diversified investment company. Because the Global Convertible Securities Fund may invest its assets in the securities of a limited number of companies, a decline in the value of the stock of any one of these issuers will have a greater impact on the Global Convertible Securities Fund's share price. In addition, many companies in the past several years have adopted so-called "poison pill" and other defensive measures. Such measures may limit the amount of securities in any one issuer that the Global Convertible Securities Fund may buy.

     - INDUSTRY RISK. Certain industries in which the Global Convertible Securities Fund may invest are subject to governmental regulation and a greater price volatility than the overall market, and the products and services of such companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition, and strong market reactions to technological developments throughout the industry. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Changes in world currency values are also unpredictable and can have a significant short-term impact on revenues, profits, and share valuations. Certain of the companies in which the Global Convertible Securities Fund may invest allocate greater than usual financial resources to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Global Convertible Securities Fund invests may be adversely affected by lack of commercial acceptance of a new product or process or by technological change and obsolescence.

     - LOW CREDIT QUALITY RISK. Because many convertible securities are rated below investment grade, the Global Convertible Securities Fund may invest without limit in securities rated lower than "BBB" by Standard & Poor's Rating Services ("S&P") or "Caa" or lower by Moody's Investors Service, Inc. ("Moody's"), or, if unrated, are of comparable quality as determined by the Adviser. These securities and securities rated "BB" or lower by S&P or "Ba" or lower by Moody's may include securities of issuers in default. Such securities are considered by the rating agencies to be predominantly speculative and may involve major risk exposures such as increased sensitivity to interest rate and economic changes and limited liquidity resulting in the possibility that prices realized upon the sale of such securities will be less than the prices used in calculating the Global Convertible Securities Fund's NAV.

     - CONVERTIBLE SECURITIES AND CREDIT RISK. The characteristics of convertible securities make them appropriate investments for investors who seek a high level of total return with the addition of credit risk. These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends, and decreased risks of decline in value, relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were not convertible. During periods of rising interest rates, it is possible that the potential for capital gain on a convertible security may be less than that of a common stock equivalent if the yield on the convertible security is at a level which causes it to sell at a discount. Any common stock or other equity security received by conversion will not be included in the calculation of the percentage of total assets invested in convertible securities.

     - PORTFOLIO TURNOVER RISK. The investment policies of the Global Convertible Securities Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies. Portfolio turnover generally involves some expense to the Global Convertible Securities Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. As such, a higher portfolio turnover rate could increase the Global Convertible Securities Fund's expenses which could negatively affect the Global Convertible Securities Fund's performance.

     - FOREIGN SECURITIES RISK. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          - Enforcing legal rights may be difficult, costly, and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          - Foreign markets may be less liquid and more volatile than U.S. markets.

          - Foreign securities often trade in currencies other than the U.S. dollar, and the Global Convertible Securities Fund may directly hold foreign currencies and purchase and sell foreign currencies.

               Changes in currency exchange rates will affect the Global Convertible Securities Fund's NAV, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Global Convertible Securities Fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Global Convertible Securities Fund's foreign currency holdings.

          - Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

                                   PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Global Convertible Securities Fund by showing changes in the Global Convertible Securities Fund's performance from year to year and by showing how the Global Convertible Securities Fund's average annual returns for one year, five years, and ten years compare with those of a broad-based securities market index. As with all mutual funds, the Global Convertible Securities Fund's past performance (before and after taxes) does not predict how the Global Convertible Securities Fund will perform in the future. Updated information on the Global Convertible Securities Fund's results can be obtained by visiting www.gabelli.com.

                       GLOBAL CONVERTIBLE SECURITIES FUND
                 (TOTAL RETURNS FOR THE YEARS ENDED DECEMBER 31)

                              (PERFORMANCE GRAPH)

2000   -14.0%
2001   -13.2%
2002    -4.9%
2003    21.5%
2004    11.7%
2005     8.0%
2006     8.4%
2007     2.1%
2008   -43.2%
2009    44.5%


The bar chart above shows total returns for Class AAA Shares for the year ended 2001 and Class A Shares for the years ended 2002 through 2009. Sales loads are not reflected in the above chart. If sales loads were reflected, the Global Convertible Securities Fund's returns would be less than those shown. During the years shown in the bar chart, the highest return for a quarter was 18.4% (quarter ended September 30, 2009) and the lowest return for a quarter was (26.3)% (quarter ended December 31, 2008).

                AVERAGE ANNUAL TOTAL RETURNS                    PAST        PAST         PAST
          (FOR THE YEARS ENDED DECEMBER 31, 2009)             ONE YEAR   FIVE YEARS   TEN YEARS
-----------------------------------------------------------   --------   ----------   ---------
Global Convertible Securities Fund
Class A Shares (first issued on 5/2/01)
   Return Before Taxes ....................................    36.20%      (1.50)%     (1.12)%
   Return After Taxes on Distributions ....................    34.47%      (3.45)%     (2.56)%
   Return After Taxes on Distributions
      and Sale of Fund Shares .............................    23.52%      (1.68)%     (1.30)%
Class B Shares (first issued on 3/28/01)
   Return Before Taxes ....................................    38.72%      (1.46)%     (1.19)%
Class C Shares (first issued on 11/26/01)
   Return Before Taxes ....................................    42.45%      (1.13)%     (1.15)%
Class I Shares (first issued on 1/11/08)
   Return Before Taxes ....................................    45.22%      (0.22)%     (0.49)%
MSCI World Free Index (reflects no deduction for fees,
   expenses or taxes) .....................................    29.99%       2.01%      (0.24)%
Merrill Lynch Global 300 Convertible Index (reflects no
   deduction for fees, expenses or taxes) .................    36.78%       4.74%       3.43%


The returns shown for Class A, Class B, Class C, and Class I Shares prior to their first issuance dates are those of Class AAA Shares of the Global Convertible Securities Fund, which are not offered in this Prospectus. All Classes of the Global Convertible Securities Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Global Convertible Securities Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary due to the differences in expenses.


                                   MANAGEMENT

THE ADVISER. Gabelli Funds, LLC serves as the adviser to the Global Convertible Securities Fund.

THE PORTFOLIO MANAGER. Mr. Mario J. Gabelli, CFA, Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of the Adviser, has served as portfolio manager of the Global Convertible Securities Fund since 1994.

PURCHASE AND SALE OF FUND SHARES, TAXES AND PAYMENTS TO BROKER-DEALERS AND OTHER
                            FINANCIAL INTERMEDIARIES


For important information about purchase and sale of fund shares, taxes and financial intermediary compensation, please turn to "Other Information" on page 23.


                                OTHER INFORMATION

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment must be at least $1,000 ($250 for "IRAs", "Roth" IRAs, or "Coverdell" Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There are no subsequent minimum investments. Class B Shares are not available for new purchases, other than exchanges from Class B Shares of certain other Gabelli/GAMCO funds.

You can purchase or redeem shares of the Funds on any day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). You may purchase or redeem Global Telecommunications Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), or by bank wire.


You may also redeem Fund shares by telephone at 1-800-GABELLI (1-800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

TAX INFORMATION


The Funds' distributions will generally be taxable as ordinary income or long-term capital gains to taxable investors. For more information, turn to "Tax Information" on page 42.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. For more information, turn to "Third Party Arrangements". Ask your salesperson or visit your financial intermediary's Web site for more information.

               INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES,
                    INVESTMENT STRATEGIES AND RELATED RISKS

The Global Telecommunications Fund, Global Growth Fund, and Global Opportunity Fund each primarily seek to provide long-term capital appreciation. The secondary goal of each of the Global Telecommunications Fund, Global Growth Fund and Global Opportunity Fund is to provide current income. The Global Convertible Securities Fund seeks to provide a high level of total return through current income and appreciation of capital.

Each Fund invests primarily in common stocks (or, in the case of the Global Convertible Securities Fund, in securities convertible into common stock) of companies which the Funds' portfolio management teams believe are likely to have rapid growth in revenues and earnings and the potential for above average capital appreciation. The Adviser invests in companies whose stocks are selling at a significant discount to their "private market value". Private market value is the value the Adviser believes informed investors would be willing to pay to acquire the entire company. If investor attention is focused on the underlying asset value of a company due to expected or actual developments or other catalysts, an investment opportunity to realize this private market value may exist.


As global Funds, each Fund invests in securities of issuers, or related investments thereof, located in at least three countries, and at least 40% of each Fund's total net assets is invested in securities of non-U.S. issuers or related investments thereof (the Global Convertible Securities Fund to achieve, and maintain thereafter, the 40% result within the next six months).


Undervaluation of a company's stock can result from a variety of factors, such as a lack of investor recognition of:

     -    the underlying value of a company's fixed assets,

     -    the value of a consumer or commercial franchise,

     - changes in the economic or financial environment affecting the company,

     -    new, improved, or unique products or services,

     -    new or rapidly expanding markets,

     - technological developments or advancements affecting the company or its products, or

     - changes in governmental regulations, political climate, or competitive conditions.

The actual events that may lead to a significant increase in the value of a company's securities include:

     -    a change in the company's management policies,

     -    an investor's purchase of a large portion of the company's stock,

     -    a merger or reorganization or recapitalization of the company,

     -    a sale of a division of the company,

     -    a tender offer (an offer to purchase investors' shares),

     - the spin-off to shareholders of a subsidiary, division, or other substantial assets, or

     - the retirement or death of a senior officer or substantial shareholder of the company.

In selecting investments, the Adviser also considers the market price of the issuer's securities, its balance sheet characteristics, and the perceived strength of its management.

The investment policy of each of the Global Telecommunications Fund and the Global Convertible Securities Fund relating to the type of securities in which 80% of the Fund's net assets must be invested may be changed by the Board of Directors (the "Board") without shareholder approval. Shareholders will, however, receive at least 60 days' notice prior to any change in this policy.

The Funds may also engage in other investment practices in order to achieve their investment objective. These are briefly discussed in the Statement of Additional Information ("SAI"), which may be obtained by calling 800-GABELLI (800-422-3554), your broker, or free of charge through the Funds' website at www.gabelli.com.

The Funds may also use the following investment techniques:

     - DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, each Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include fixed income securities, money market instruments, obligations of the U.S. government and its agencies, and instrumentalities, or repurchase agreements. When following a defensive strategy, a Fund will be less likely to achieve its investment goal.

Investing in the Funds involves the following risks:

     - EQUITY RISK. The principal risk of investing in the Funds is equity risk. Equity risk is the risk that the prices of the securities held by the Funds will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances. Because the value of securities, and thus shares of the Fund, could go down, you could lose money.

     - FUND AND MANAGEMENT RISK. If a portfolio management team's judgment in selecting securities is incorrect or if the market segment in which a Fund invests has poor performance or falls out of favor with investors, a Fund could underperform the stock market or its peers. A Fund could also fail to meet its investment objective. If the portfolio management team's assessment of the values of the securities a fund holds is incorrect, or no event occurs which surfaces value, then the value of that Fund's shares may decline.

     - NON-DIVERSIFICATION RISK. Each Fund is a "non-diversified investment company" which means that it can concentrate its investments in the securities of fewer issuers to a greater extent than a diversified investment company. Because each Fund may invest its assets in the securities of a limited number of companies, a decline in the value of the stock of any one of these issuers will have a greater impact on the Fund's share price. In addition, many companies in the past several years have adopted so-called "poison pill" and other defensive measures. Such measures may limit the amount of securities in any one issuer that the Funds may buy.

     - INDUSTRY CONCENTRATION RISK. GLOBAL TELECOMMUNICATIONS FUND ONLY -- The telecommunications industry is subject to governmental regulation and a greater price volatility than the overall market and the products and services of telecommunications companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition, and strong market reactions to technological developments throughout the industry. Certain companies in the U.S., for example, are subject to both state and federal regulations affecting permitted rates of return and the kinds of services that may be offered. Such companies are becoming subject to increasing levels of competition. As a result, stocks of these companies may be subject to greater price volatility.


     - SMALL CAPITALIZATION RISK. GLOBAL OPPORTUNITY FUND ONLY -- Risk is greater for the securities of small-capitalization companies (including small unseasoned companies that have been in operation less than three years) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price.



     - SMALL AND MID-CAPITALIZATION RISK. GLOBAL TELECOMMUNICATIONS FUND -- Risk is greater for the securities of small-and mid-capitalization companies (including small unseasoned companies that have been in operation less than three years) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small-and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price.



     - MID-CAPITALIZATION RISK. GLOBAL GROWTH FUND ONLY -- Risk is greater for the securities of mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price.


     - INDUSTRY RISK. Certain industries in which the Funds may invest are subject to governmental regulation and a greater price volatility than the overall market, and the products and services of such companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition, and strong market reactions to technological developments throughout the industry.

          Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Changes in world currency values are also unpredictable and can have a significant short-term impact on revenues, profits, and share valuations.

          Certain of the companies in which the Funds may invest allocate greater than usual financial resources to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Funds invest may be adversely affected by lack of commercial acceptance of a new product or process or by technological change and obsolescence.

     -    LOW CREDIT QUALITY RISK. GLOBAL CONVERTIBLE SECURITIES FUND
          ONLY -- Because many convertible securities are rated below investment grade, the Fund may invest without limit in securities rated lower than "BBB" by S&P or "Caa" or lower by Moody's, or, if unrated, are of comparable quality as determined by the Adviser. These securities and securities rated "BB" or lower by S&P or "Ba" or lower by Moody's may include securities of issuers in default. Such securities are considered by the rating agencies to be predominantly speculative and may involve major risk exposures such as increased sensitivity to interest rate and economic changes and limited liquidity resulting in the possibility that prices realized upon the sale of such securities will be less than the prices used in calculating the Fund's NAV.


     - CONVERTIBLE SECURITIES AND CREDIT RISK. GLOBAL CONVERTIBLE SECURITIES FUND ONLY -- The characteristics of convertible securities make them appropriate investments for investors who seek a high level of total return with the addition of credit risk. These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends, and decreased risks of decline in value, relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were not convertible. During periods of rising interest rates, it is possible that the potential for capital gain on a convertible security may be less than that of a common stock equivalent if the yield on the convertible security is at a level which causes it to sell at a discount. Any common stock or other equity security received by conversion will not be included in the calculation of the percentage of total assets invested in convertible securities.



     - LOWER RATED SECURITIES. GLOBAL CONVERTIBLE SECURITIES FUND ONLY -- The Fund may invest up to 25% of its assets in fixed income securities that are below investment grade, including up to 5% of its assets in securities of issuers that are in default. These securities may involve major risk exposures such as increased sensitivity to interest rate and economic changes, and the market to sell such securities may be limited. These securities are often referred to in the financial press as "junk bonds.


     - PORTFOLIO TURNOVER RISK. The investment policies of the Funds may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies. Portfolio turnover generally involves some expense to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. As such, a higher portfolio turnover rate could increase the Funds' expenses which could negatively affect the Funds' performance.

     - FOREIGN SECURITIES RISK. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

               - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

               - Enforcing legal rights may be difficult, costly, and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

               - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

               - Foreign markets may be less liquid and more volatile than U.S. markets.

               - Foreign securities often trade in currencies other than the U.S. dollar, and the Funds may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect the Funds' NAV, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Funds to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Funds' foreign currency holdings.

               - Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

     - EMERGING MARKETS. GLOBAL GROWTH FUND ONLY --The above listed foreign securities risks are more likely in the securities of companies located in emerging markets.

Each Fund's investments in the securities of developing countries involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of developing countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have provided higher rates of return to investors.

PORTFOLIO HOLDINGS. A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Funds' Statement of Additional Information ("SAI"), which may be obtained by calling 800-GABELLI (800-422-3554), your broker, or free of charge through the Adviser's website at www.gabelli.com.

                             MANAGEMENT OF THE FUNDS

THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Funds. The Adviser makes investment decisions for the Funds and continuously reviews and administers the Funds' investment programs and manages the Funds' operations under the general supervision of the Funds' Board. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to GGCP, Inc., a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. ("GBL"), a publicly held company listed on the NYSE.

As compensation for its services and the related expenses borne by the Adviser, the Adviser is entitled to an advisory fee, computed daily and payable monthly, at the annual rates set forth below:


                                            ANNUAL ADVISORY FEE-               ADVISORY FEE PAID FOR
                                              CONTRACTUAL RATE               FISCAL YEAR ENDED 12/31/09
                                     (AS A PERCENTAGE OF AVERAGE DAILY   (AS A PERCENTAGE OF AVERAGE DAILY
FUND                                            NET ASSETS)                         NET ASSETS)
----                                 ---------------------------------   ---------------------------------
Global Telecommunications Fund                     1.00%                               1.00%
Global Growth Fund                                 1.00%                               1.00%
Global Opportunity Fund                            1.00%                               0.33%*
Global Convertible Securities Fund                 1.00%                               0.00%*


----------
*    After reimbursement of expenses to the Fund.

With respect to each of the Global Opportunity Fund and the Global Convertible Securities Fund, the Adviser has contractually agreed to waive its investment advisory fees and/or reimburse expenses to the extent necessary to maintain each such Fund's Total Annual Fund Operating Expenses (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 2.00%, 2.75%, 2.75%, and 1.75% for its Class A, Class B, Class C, and Class I

Shares, respectively. The fee waiver and expense reimbursement arrangement is in effect through May 1, 2011 and may not be terminated by the Adviser before such time.

In addition, during the two-year period following any waiver or reimbursement by the Adviser, each of the Global Opportunity Fund and the Global Convertible Securities Fund has agreed to repay such amount to the extent that after giving effect to the repayment, such adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 2.00%, 2.75%, 2.75%, and 1.75% for its Class A, Class B, Class C, and Class I Shares respectively.

The Funds' annual reports to shareholders for the period ended December 31, 2009 contain a discussion of the basis of the Board's determinations to continue the investment advisory agreements as described above.

THE PORTFOLIO MANAGERS

GLOBAL TELECOMMUNICATIONS FUND Mario J. Gabelli, CFA, is primarily responsible for the day-to-day investment management of the Global Telecommunications Fund. Mr. Gabelli has been Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of the Adviser and its predecessor since its inception as well as its parent company, GBL. Mr. Gabelli also acts as Chief Executive Officer and Chief Investment Officer - Value Portfolios of GAMCO Asset Management Inc., another wholly owned subsidiary of GBL, and is an officer or director of other companies affiliated with GBL. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability, or resignation. Evan Miller, CFA, and Sergey Dluzhevskiy, CPA are on the Global Telecommunications Fund's team and provide research and investment recommendations for the consideration of Mr. Gabelli. Mr. Miller has been an Associate Portfolio Manager and research analyst with the Adviser since 2002. Mr. Dluzhevskiy has been an Associate Portfolio Manager since May 2006 and a research analyst with the Adviser since 2005. Prior to 2005, Mr. Dluzhevskiy was a senior accountant at Deloitte & Touche (1999-2003). Mr. Dluzhevskiy attended the Wharton School, University of Pennsylvania (2003-2005) where he received his MBA in Finance and Accounting.

GLOBAL CONVERTIBLE SECURITIES FUND The day-to-day investment management of the Global Convertible Securities Fund is performed by Mario J. Gabelli.

GLOBAL OPPORTUNITY FUND Caesar Bryan is primarily responsible for the day-to-day investment management of the Global Opportunity Fund. Mr. Bryan is the portfolio manager of the GAMCO Gold Fund and GAMCO International Growth Fund, a Co-Portfolio Manager of the Gabelli Global Gold, Natural Resources and Income Trust, and a Senior Vice President of GBL since 1994. Kevin Dreyer and Anthony Fritz, CFA are on the Global Opportunity Fund's team and provide research and investment recommendations for the consideration of Mr. Bryan. Mr. Dreyer has been an Associate Portfolio Manager since May 2006. Prior to May 2006, Mr. Dreyer was a research analyst with the Adviser since 2005. Before joining the Adviser, Mr. Dreyer attended Columbia University Graduate School of Business from 2003 to 2005, graduating with an MBA, Finance. Mr. Fritz has been an Associate Portfolio Manager since May 2006. Prior to May 2006, Mr. Fritz was a research analyst with the Adviser since 2005. Prior to 2005, Mr. Fritz attended Columbia University Graduate School of Business from 2003 to 2005, graduating with an MBA, Finance.

GLOBAL GROWTH FUND The members of the Global Growth Fund portfolio management team include Howard Ward and Caesar Bryan.


Mr.Ward is the Chief Investment Officer of Growth Products for GBL, has managed the GAMCO Growth Fund since January 1994, and has been a portfolio manager with GBL since 1994. Mr. Ward and Mr. Bryan are responsible for the day-to-day investment management of the Global Growth Fund.

The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by them, and their ownership of securities in the Funds.

REGULATORY MATTERS. On April 24, 2008, the Adviser entered into an administrative settlement with the Securities and Exchange Commission ("SEC") to resolve the SEC's inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the "Global Growth Fund") by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the Investment Company Act of 1940, as amended ("1940 Act"), and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC's findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant, and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above-referenced federal securities laws. The settlement did not impact the Fund and did not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Investment Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Investment Advisory Agreement.

                               INDEX DESCRIPTIONS


The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY (AC) WORLD FREE INDEX is a widely recognized, unmanaged stock index composed of equity securities in developed and emerging market countries. The index figures do not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the MSCI AC Word Free Index.



The MSCI AC WORLD TELECOMMUNICATIONS SERVICES INDEX is an unmanaged stock index composed of global telecommunications securities stock market performance. The index figures do not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the MSCI AC World Telecommunications Services Index.



The LIPPER GLOBAL MULTI-CAP CORE FUND AVERAGE reflects the average performance of mutual funds classified in this particular category as tracked by Lipper Inc. The index figures do not reflect any deduction for fees, expenses or taxes. You cannot invest directly in the Lipper Global Multi-Cap Core Fund Average.



The LIPPER GLOBAL MULTI-CAP GROWTH FUND AVERAGE represents the average performance of mutual funds classified in the particular category as tracked by Lipper Inc. The index figures do not reflect any deduction for fees, expenses or taxes. You cannot invest directly in the Lipper Global Multi-Cap Growth Fund Average.



The MERRILL LYNCH GLOBAL 300 CONVERTIBLE INDEX is an unmanaged indicator of investment performance. The index figures do not reflect any deduction for fees, expenses or taxes. You cannot invest directly in the Merrill Lynch Global 300 Convertible Index.

                                CLASSES OF SHARES

Four classes of the Funds' shares are offered in this Prospectus - Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class AAA Shares of the Funds are described in a separate Prospectus. Class B Shares are not currently available for new purchases, other than exchanges from Class B shares of other Gabelli/GAMCO funds. Class I Shares are available to foundations, endowments, institutions and employee benefit plans. The minimum investment for Class I Shares is $500,000, if the investor purchases the shares directly through Gabelli & Company, Inc., the Funds' Distributor (the "Distributor") or brokers that have entered into selling agreements with the Distributor specifically with respect to Class I Shares. The minimum is waived for plans with assets of at least $50 million. The Distributor or its affiliates may accept, in their sole discretion, investments in Class I Shares from purchasers not listed above or that do not meet these qualification requirements. The table that follows summarizes the differences among the classes of shares.

     - A "front-end sales load," or sales charge, is a one-time fee charged at the time of purchase of shares.

     - A "contingent deferred sales charge" ("CDSC") is a one-time fee charged at the time of redemption.

     - A "Rule 12b-1 fee" is a recurring annual fee for distributing shares and servicing shareholder accounts based on a Fund's average daily net assets attributable to the particular class of shares.

                              CLASS A SHARES             CLASS B SHARES           CLASS C SHARES          CLASS I SHARES
                        --------------------------  ------------------------  ----------------------  ----------------------
Front-End Sales Load?   Yes. The percentage         No.                       No.                     No.
                        declines as the amount
                        invested increases.
Contingent Deferred     No, except for shares       Yes, for shares           Yes, for shares         No.
Sales Charge?           redeemed within eighteen    redeemed within seventy   redeemed within twelve
                        months after purchase       -two months after         months after purchase.
                        as part of an investment    purchase. Declines
                        greater than $1 million if  over time.
                        no front-end sales charge
                        was paid at the time of
                        purchase.
Rule 12b-1 Fee          0.25%                       1.00%                     1.00%                   None.
Convertible to Another  No.                         Yes. Automatically conv-  No.                     No.
Class?                                              erts to Class A Shares
                                                    approximately ninety-six
                                                    months after purchase.
Fund Expense Levels     Lower annual expenses       Higher annual expenses    Higher annual expenses  Lower annual expenses
                        than Class B or Class C     than Class A Shares       than Class A Shares     than Class A, Class B,
                        Shares. Higher annual       and Class I Shares.       and Class I Shares.     or Class C Shares.
                        expenses than Class I
                        Shares.

In selecting a class of shares in which to invest, you should consider:

     -    the length of time you plan to hold the shares;

     - the amount of sales charge and Rule 12b-1 fees, recognizing that your share of 12b-1 fees as a percentage of your investment increases if a Fund's assets increase in value and decreases if a Fund's assets decrease in value;

     - whether you qualify for a reduction or waiver of the Class A sales charge;

     - that Class B Shares convert to Class A Shares approximately ninety-six months (eight years) after purchase;

     -    new investments in Class B Shares are no longer available; and

     - whether you qualify to purchase Class I Shares (direct institutional purchase of $500,000 or more).

The following sections include important information about sales charge and sales charge reductions and waivers available to investors in Class A Shares and describe information or records you may need to provide to the Funds or your broker in order to be eligible for sales charge reductions and waivers. Information about sales charges and sales charge reductions and waivers to the various classes of the Funds' Shares is also available free of charge and in a clear and prominent format on our website at www.gabelli.com (click on "Mutual Funds - Sales Load and Breakpoint Info").

IF YOU...                                      THEN YOU SHOULD CONSIDER...
---------                               ----------------------------------------
-    qualify for a reduced or waived    purchasing Class A Shares instead of
     front-end sales load               Class B Shares or Class C Shares
-    do not qualify for a reduced or    purchasing Class C Shares instead of
     waived front-end sales load and    either Class A Shares or Class B Shares
     intend to hold your shares for
     only a few years
-    do not qualify for a reduced or    purchasing Class A Shares instead of
     waived front-end sales load and    either Class B Shares or Class C Shares
     intend to hold your shares
     indefinitely
-    are an eligible institution and    purchasing Class I Shares
     wish to purchase at least
     $500,000 worth of shares

SALES CHARGE - CLASS A SHARES. The sales charge is imposed on Class A Shares at the time of purchase in accordance with the following schedule:

                                    SALES CHARGE      SALES CHARGE      REALLOWANCE
                                    AS % OF THE         AS % OF             TO
AMOUNT OF INVESTMENT              OFFERING PRICE*   AMOUNT INVESTED   BROKER-DEALERS
--------------------              ---------------   ---------------   --------------
Under $50,000                         5.75%               6.10%            5.00%
$50,000 but under $100,000            4.75%               4.99%            4.00%
$100,000 but under $250,000           3.75%               3.90%            3.00%
$250,000 but under $500,000           2.75%               2.83%            2.25%
$500,000 but under $1 million         2.00%               2.04%            1.75%
$1 million but under $2 million       0.00%**             0.00%            1.00%
$2 million but under $5 million       0.00%**             0.00%            0.50%
$5 million or more                    0.00%**             0.00%            0.25%

----------
*    Includes front-end sales load.

** Subject to a 1.00% CDSC for eighteen months after purchase if no front-end sales charge was paid at the time of purchase.

No sales charge is imposed on reinvestment of distributions selected in advance of the distributions.

BREAKPOINTS OR VOLUME DISCOUNTS

The Funds offer you the benefit of discounts on the sales charges that apply to purchases of Class A Shares in certain circumstances. These discounts, which are also known as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your Class A Shares investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Volume Discounts allow larger investments in Class A Shares to be charged lower sales charges. If you invest $50,000 or more in Class A Shares of the Funds, then you are eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1% CDSC may apply if shares are redeemed within eighteen months after purchase.

SALES CHARGE REDUCTIONS AND WAIVERS -- CLASS A SHARES:

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A Shares to receive Volume Discounts and (2) investors who sign a Letter of Intent (the "Letter") agreeing to make purchases over time. Certain types of investors are eligible for sales charge waivers.

You may qualify for a reduced sales charge, or a waiver of sales charges, on purchases of Class A Shares. The requirements are described in the following paragraphs. To receive a reduction that you qualify for, you may have to provide additional information to your broker or other service agent. For more information about sales charge discounts and waivers, consult with your broker or other service provider.

VOLUME DISCOUNTS/RIGHTS OF ACCUMULATION. In order to determine whether you qualify for a Volume Discount under the sales charge schedule above, you may combine your new investment and your existing investments in Class A Shares with those of your immediate family (spouse and children under age 21), your and their IRAs and other employee benefit plans and trusts and other fiduciary accounts for your and their benefit. You may also include Class A Shares of any other open-end investment company managed by the Adviser or its affiliates that are held in any of the foregoing accounts. The Funds use the current NAV of these holdings when combining them with your new and existing investments for purposes of determining whether you qualify for a Volume Discount.

LETTER OF INTENT. If you initially invest at least $1,000 in Class A Shares of a Fund and submit a Letter to your broker or the Distributor, you may make purchases of Class A Shares of that Fund during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. If you fail to invest the total amount stated in the Letter, the Funds will retroactively collect the sales charge otherwise applicable by redeeming shares in your account at their then current NAV. For more information on the Letter, call your broker.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS. In order for you to take advantage of sales charge reductions, you or your broker must notify the Funds that you qualify for a reduction. Without notification, the Funds are unable to ensure that the reduction is applied to your account. You may have to provide information or records to your broker or the Funds to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Funds or shares of any other open-end investment company managed by the Adviser or its affiliates held in:

     -    all of your accounts at the Funds or a broker;

     -    any account of yours at another broker; and

     - accounts of related parties of yours, such as members of the same family, at any broker.

You should therefore keep copies of these types of records.

INVESTORS ELIGIBLE FOR SALES CHARGE WAIVERS. Class A Shares of each Fund may be offered without a sales charge to: (1) employees of the Distributor and its affiliates, Bank of New York Mellon ("BNYM"), Boston Financial Data Services, Inc. ("BFDS"), State Street Bank and Trust Company, the Fund's Transfer Agent ("State Street"), PNC Global Investment Servicing (U.S.) Inc. and Soliciting Broker-Dealers, employee benefit plans for those employees and their spouses and minor children of such employees when orders on their behalf are placed by such employees (the minimum initial investment for such purchases is $500); (2) the Adviser, its affiliates and their officers, directors, trustees, general partners, and employees of other investment companies managed by the Adviser, employee benefit plans for such persons and their immediate family when orders on their behalf are placed by such persons (with no required minimum initial investment), the term "immediate family" for this purpose refers to a person's spouse, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, a sibling's spouse and a sibling's children; (3) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets, or otherwise; 4) shareholders who have redeemed shares in the Fund and who wish to reinvest in the Fund, provided the reinvestment is made within 45 days of the redemption; (5) tax-exempt organizations enumerated in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code") and private, charitable foundations that in each case make lump-sum purchases of $100,000 or more; (6) qualified employee benefit plans established pursuant to Section 457 of the Code that have established omnibus accounts with the Fund or an intermediary; (7) qualified employee benefit plans having more than one hundred eligible employees or a minimum of $1 million in plan assets invested in the Fund; (8) any unit investment trusts registered under the 1940 Act, which have shares of the Fund as a principal investment; (9) investment advisory clients of GAMCO Asset Management Inc.; (10) employee participants of organizations adopting the 401(K) Plan sponsored by the Adviser; (11) financial institutions purchasing Class A Shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Funds' Distributor; and (12) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent.

Investors who qualify under any of the categories described above should contact their brokerage firm.

Some of these investors may also qualify to invest in Class I Shares.

CONTINGENT DEFERRED SALES CHARGES

You will pay a CDSC when you redeem:

     - Class A Shares within approximately eighteen months of buying them as part of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase;

     -    Class B Shares within approximately seventy-two months of buying them;
          or

     -    Class C Shares within approximately twelve months of buying them.

The CDSC payable upon redemption of Class A Shares and Class C Shares in the circumstances described above is 1.00%. The CDSC schedule for Class B Shares is set forth below. In each case, the CDSC is based on the NAV at the time of your investment or the NAV at the time of redemption, whichever is lower.

                                                                CLASS B SHARES
YEARS SINCE PURCHASE                                                 CDSC
--------------------                                           ---------------
First ......................................................        5.00%
Second .....................................................        4.00%
Third ......................................................        3.00%
Fourth .....................................................        3.00%
Fifth ......................................................        2.00%
Sixth ......................................................        1.00%
Seventh and thereafter .....................................        0.00%

The Distributor pays sales commissions of up to 4.00% of the purchase price of Class B Shares of a Fund at the time of sale to brokers who initiate and are responsible for purchases of such Class B Shares of the Fund.

The Distributor pays sales commissions of up to 1.00% of the purchase price of Class C Shares of a Fund at the time of sale to brokers who initiate and are responsible for purchases of such Class C Shares of a Fund.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of distributions, then any appreciation on shares redeemed, and then any remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in a Gabelli money market fund, however, will not count for purposes of calculating the applicable CDSC.

We will waive the CDSC payable upon redemptions of shares for:

     - redemptions and distributions from retirement plans made after the death or disability of a shareholder

     - minimum required distributions made from an IRA or other retirement plan account after you reach age 701/2

     -    involuntary redemptions made by the Fund

     - a distribution from a tax-deferred retirement plan after your retirement

     - returns of excess contributions to retirement plans following the shareholder's death or disability

CONVERSION FEATURE - CLASS B SHARES:

     - Class B Shares automatically convert to Class A Shares of a Fund on the first business day of the ninety-seventh month following the month in which you acquired such shares.

     - After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares, which will increase your investment return compared to the Class B Shares.

     - You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

     - The dollar value of Class A Shares you receive will equal the dollar value of the Class B Shares converted.

     - If you exchange Class B Shares of one fund for Class B Shares of another fund, your holding period for calculating the CDSC will be from the time of your original purchase of Class B Shares. If you exchange shares into a Gabelli money market fund, however, your holding period will be suspended.

The Funds' Board may suspend the automatic conversion of Class B Shares to Class A Shares for legal reasons or due to the exercise of its fiduciary duty. If the Board determines that such suspension is likely to continue for a substantial period of time, it will create another class of shares into which Class B Shares are convertible.

RULE 12B-1 PLANS. Each Fund has adopted distribution plans under Rule 12b-1 (the "Plans") for Class A, Class B, and Class C Shares of the Funds (each a "Plan"). Under these Plans, a Fund may use its assets to finance activities relating to the sale of its Class A, Class B, and Class C Shares and the provision of certain shareholder services.

The Class A Plan authorizes payments by the Fund on an annual basis of 0.25% of its average daily net assets attributable to Class A Shares to finance distribution of its Class A Shares or pay shareholder service fees. The Class B Plan authorizes payments on an annual basis of 0.75% of its average daily net assets attributable to the Class B Shares to finance distributions of its Class B Shares and 0.25% for shareholder service fees. The Class C Plan authorizes payments on an annual basis of 0.75% of its average daily net assets attributable to Class C Shares to finance distribution of its Class C Shares and 0.25% for shareholder service fees.

These are annual rates based on the value of each of these Classes' average daily net assets. Because the Rule 12b-1 fees are higher for Class B and Class C Shares than for Class A Shares, Class B and

Class C Shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to payment of Rule 12b-1 fees, long term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

REDEMPTION FEE. Generally, if you sell or exchange your shares of any class of a Fund within seven (7) days or less after the purchase date, you will be charged a redemption fee of 2.00% of the total redemption amount which is payable to the Fund. See "Redemption of Shares" herein.

                               PURCHASE OF SHARES

You can purchase the Funds' shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares directly through registered broker-dealers, banks, or other financial intermediaries that have entered into appropriate selling agreements with the Funds' Distributor.

The broker-dealer, bank, or other financial intermediary will transmit a purchase order and payment to State Street on your behalf. Broker-dealers, banks, or other financial intermediaries may send you confirmations of your transactions and periodic account statements showing your investments in the Funds.

Presently, Class B Shares may only be acquired through an exchange of Class B Shares of certain other Gabelli/GAMCO funds or through reinvestment of dividends or distributions by existing shareholders.

     - BY MAIL OR IN PERSON. Your broker-dealer, bank, or financial intermediary can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the following address with a note stating your exact name and account number, the name of the Fund(s), and class of shares you wish to purchase.


BY MAIL                                 BY PERSONAL OR OVERNIGHT DELIVERY
THE GABELLI FUNDS                       THE GABELLI FUNDS
P.O. BOX 8308                           C/O BFDS
BOSTON, MA 02266-8308                   30 DAN ROAD
                                        CANTON, MA 02021-2809


     - BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund(s) at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to wire funds to:

                      STATE STREET BANK AND TRUST COMPANY
                     225 FRANKLIN STREET, BOSTON, MA 02110
                       ABA #011-0000-28 REF DDA #99046187
                         RE: THE GAMCO ("NAME OF") FUND
                              ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]

     If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street will not charge you for receiving wire transfers.

SHARE PRICE. The Funds sell shares based on the NAV next determined after the time as of which the Funds receive your completed subscription order form and your payment, subject to an up-front sales charge in the case of Class A Shares. See "Pricing of Fund Shares" for a description of the calculation of the NAV, as described under "Classes of Shares-Sales Charge-Class A Shares".


MINIMUM INVESTMENT(S). Your minimum initial investment must be at least $1,000 for Class A, Class B, and Class C Shares. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" under "Additional Purchase Information for Class A, Class B, and Class C Shares" below regarding minimum investment amounts applicable to such plans.

Your minimum initial investment for Class I Shares must be at least $500,000. The minimum initial investment for Class I Shares is waived for employee benefit plans with assets of at least $50 million.

There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.

GENERAL. State Street will not issue share certificates unless you request them. The Funds reserve the right to (i) reject any purchase order if, in the opinion of the Funds' management, it is in the Funds' best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Funds' minimum purchase requirements. The Fund also offers another class of shares under different selling and shareholder servicing arrangements pursuant to a separate Prospectus. Except for differences attributable to these arrangements, the shares of all Classes are substantially the same.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Company, on behalf of the Funds, to obtain, verify, and record identifying information, which may include the name, residential, or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Funds. Applications without the required information may be rejected or placed on hold until the Company verifies the account holder's identity.

THIRD PARTY ARRANGEMENTS. In addition to, or in lieu of, amounts paid to brokers, dealers, or financial intermediaries as reallowances of a portion of sales commissions, the Adviser and its affiliates may utilize a portion of their assets, which may include revenues received from 12b-1 fees, to pay all or a portion of the charges of various programs that make shares of the Fund available to their customers. These payments, sometimes referred to as "revenue sharing", do not change the price paid by investors to purchase the Funds' shares or the amount the Funds receive as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers, and other financial intermediaries that provide services to the Funds or to shareholders in the Funds, including (without limitation) the following programs: shareholder servicing, transaction processing, sub-accounting services, marketing support, and/or access to sales meetings, sales representatives, and management representatives of the broker, dealer, or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers, and other financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer, or other financial intermediary provides shareholder services to Fund shareholders. These payments may take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of shareholder accounts, and finder's fees that vary depending on the Fund or share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Adviser or an applicable affiliate may also provide non-cash compensation to broker/dealer firms or other financial intermediaries, in accordance with applicable rules of the Financial Industry Regulatory Authority ("FINRA"), such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases these other payments could be significant.

Subject to tax limitations and approval by the Board, the Funds may also make payments to third parties out of their own assets (other than 12b-1 payments), for a portion of the charges for those programs that generally represent savings of expenses experienced by the Fund resulting from shareholders investing in the Funds through such programs rather than investing directly in the Funds.

The Adviser or an applicable affiliate negotiates the level of payments described above to any particular broker, dealer, or other financial intermediary with each firm. Currently, such payments range from 0.10% to 0.40% per year of the average daily net assets of the applicable Fund attributable to the particular firm depending on the nature and level of services and other factors.

ADDITIONAL PURCHASE INFORMATION FOR CLASS A SHARES, CLASS B SHARES, AND CLASS C SHARES

RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Funds make available IRAs, "Roth" IRAs and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Funds through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Funds do not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans". The minimum initial investment in all such retirement plans is $250. There is no minimum for subsequent investments in retirement plans.

AUTOMATIC INVESTMENT PLAN. The Funds offer an automatic monthly investment plan. There is no minimum initial investment for accounts establishing an automatic investment plan. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Funds by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must have a completed, approved Investment Plan application on file with the Funds' Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

                              REDEMPTION OF SHARES

You can redeem shares of the Funds on any Business Day. The Funds may temporarily stop redeeming their shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell their shares or accurately determine the value of its assets, or if the SEC orders the Funds to suspend redemptions.

The Funds redeem their shares based on the NAV next determined after the time as of which the Funds receive your redemption request in proper form, subject in some cases to a CDSC, as described under "Classes of Shares - Contingent Deferred Sales Charges or a redemption fee as described below." See "Pricing of Fund Shares" for a description of the calculation of NAV.

You may redeem shares through a broker-dealer or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer or financial intermediary will transmit a redemption order to State Street on your behalf. The redemption request will be effected at the NAV next determined (less any applicable CDSC) after the Fund receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

The Funds are intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Funds believe that excessive short-term trading of Fund shares creates risks for the Funds and their long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares. In addition, because each of the Funds may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of a foreign security or securities takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund's shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the NAV. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In order to discourage frequent short-term trading in Fund shares, each Fund has adopted policies and procedures which impose a 2.00% redemption fee (short-term trading fee) on Class A, Class B, Class C, and Class I Shares that are redeemed or exchanged within seven (7) days or less after the date of a purchase. This fee is calculated based on the shares' aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Funds and does not benefit the Funds' Adviser or any other third party. For purposes of computing the redemption fee, shares will be treated as being redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to each Fund's exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by a Fund,
(iii) the shares were purchased through programs that collect the redemption fees at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place. While each Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Funds with information relating to its customers investing in each Fund through non-disclosed or omnibus accounts, the Funds cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries. In addition, because each Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Funds cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with each Fund's policies. Subject to the exclusions discussed above, each Fund seeks to apply these policies uniformly.

Certain financial intermediaries may have procedures which differ from those of the Funds to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary's policies on frequent trading restrictions.

Each Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund's view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay or impose other conditions on exchanges or purchases. The Funds have adopted a policy of seeking to minimize short-term trading in their shares and monitor purchase and redemption activities to assist in minimizing short-term trading.

In the event that you wish to redeem shares in a registered account established by a broker-dealer or other financial intermediary and you are unable to contact your broker-dealer or financial intermediary, you may redeem shares by mail. You may mail a letter requesting the redemption of shares to:


THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund(s) and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of Shares, all owners must sign. A medallion signature guarantee is required for each signature on your redemption letter. You can obtain a medallion signature guarantee from financial institutions such as commercial banks, broker-dealers, and savings banks and credit unions. A notary public cannot provide a medallion signature guarantee.


AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 800-GABELLI (800-422-3554) for more information about this plan.

INVOLUNTARY REDEMPTION. The Funds may redeem all shares in your account (other than an IRA) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV).You will be notified in writing if the Funds initiate such action and allowed 30 days to increase the value of your account to at least $1,000.

REINSTATEMENT PRIVILEGE. A shareholder in a Fund who has redeemed Class A Shares may reinvest, without a sales charge, up to the full amount of such redemption at the NAV determined at the time of the reinvestment within 45 days of the original redemption. A redemption is a taxable transaction and a gain or loss may be recognized for federal income tax purposes even if the reinstatement privilege is exercised. However, any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement within 30 days of the redemption, in which case an adjustment will be made to the tax basis of the shares so acquired.

REDEMPTION PROCEEDS. A redemption request received by a Fund will be effected based on the NAV next determined after the time as of which the Fund or, if applicable, its authorized designee receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund(s) shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 10 days following purchase. While the Fund(s) will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.

REDEMPTION IN KIND. In certain circumstances, any of the Funds may pay your redemption proceeds wholly or partially in portfolio securities. Where applicable, payments would be made in portfolio securities only in the rare instance that the Funds' Board believes that it would be in the best interest not to pay redemption proceeds in cash.

                               EXCHANGE OF SHARES

You can exchange shares of the Fund(s) you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative NAVs at the time of exchange. You may call your broker to obtain a list of the funds whose shares you may acquire through an exchange. Class B and Class C Shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange. You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or the Fund(s) (after re-exchange into the Fund), such shares will be subject to the CDSC calculated by excluding the time such shares were held in a money market fund. The Fund(s) or any of the other funds may impose limitations on, or terminate, the exchange privilege with respect to such fund or investor at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

In effecting an exchange:

     - you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;

     - if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;

     - if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;

     -    you may realize a taxable gain or loss;

     - you should be aware that brokers may charge a fee for handling an exchange for you; and

     - you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554), or visit our website at www.gabelli.com to obtain the prospectus.

You may exchange shares by telephone, by mail, over the Internet, or through a registered broker-dealer or other financial intermediary.

     - EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.

     - EXCHANGE BY MAIL. You may send a written request for exchanges to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

     - EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Fund may impose limitations from time to time on Internet exchanges.

The Funds may modify or terminate the exchange privilege at any time. You will be given written notice 60 days prior to any material change in the exchange privilege.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Funds. This charge is set by your broker and does not benefit the Funds or the Adviser in any way. It would be in addition to the sales charges and other costs, if any, described in this Prospectus and must be disclosed to you by your broker.

                             PRICING OF FUND SHARES


Each Fund's NAV is calculated separately for each class of shares of each Fund on each Business Day. A Business Day is any day the NYSE is open for business. The NYSE is open Monday through Friday, but currently is scheduled to be closed on Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively, except New Year's Day 2011.


Each Fund's NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. Each class of each Fund's NAV is computed by dividing the value of the applicable Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the applicable class of shares by the total number of shares of such class outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV of each class next made as of a time after the time as of which the purchase or redemption order is received in proper form.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value American Depositary Receipt ("ADR") securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

                           DIVIDENDS AND DISTRIBUTIONS

Dividends out of net investment income and capital gains, if any, will be paid annually, except for the Global Convertible Securities Fund which pays dividends quarterly. You may have dividends or capital gain distributions that are declared by the Funds reinvested automatically at NAV in additional shares of the respective Fund(s).You will make an election to receive dividends and distributions in cash or Fund(s) shares at the time you first purchase your shares. You may change this election by notifying your broker or the Funds in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price without sales charge based on the NAV on the reinvestment date, which is typically the date dividends are paid to shareholders. The Global Convertible Securities Fund has been distributing at least $0.03 per share on a quarterly basis since June 2005.To the extent the distributions are in excess of the Global Convertible Securities Fund's current and accumulated earnings and profits, the distributions will be treated as a non-taxable return of capital. There can be no assurance that the Funds will realize any capital gains or other income with which to pay dividends and distributions. Dividends and distributions may differ for different classes of shares of a Fund.

                                 TAX INFORMATION

The Funds expect that distributions will consist primarily of investment company taxable income, net capital gain, and/or a return of capital. Dividends out of investment company taxable income (including distributions of net short-term capital gains (i.e., gains from securities held by the Funds for one year or less)) are taxable to you as ordinary income if you are a U.S. shareholder, except that qualified dividends may be eligible for a reduced rate through 2010 (unless extended legislatively). Properly designated distributions of net capital gain (i.e., net long-term capital gains minus net short-term capital loss) ("Capital Gain Dividends") are taxable to you at the long-term capital gain rates no matter how long you have owned your shares. The Global Telecommunications Fund, the Global Growth Fund, the Global Opportunity Fund, and the Global Convertible Securities Fund have a significant amount of capital loss carryforwards which are available to offset any future net recognized gains. As a result, Capital Gain Dividends are not expected for 2010, or until the capital loss carryforwards are utilized or expire. The Funds' distributions, whether you receive them in cash or reinvest them in additional shares of the Funds, generally will be subject to federal and, if applicable, state and local taxes. A redemption of Fund shares or an exchange of Fund shares for shares of another fund will be treated for tax purposes as a sale of that Fund's shares; and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax. The tax basis of your holdings will be reduced to the extent you receive any distributions treated as a non-taxable return of capital.

A dividend declared by a Fund in October, November, or December and paid during January of the following year may in certain circumstances be treated as paid in December for tax purposes.

This summary of tax consequences is intended for general information only and is subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the SAI that is incorporated by reference into this Prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Funds.

                     MAILINGS TO SHAREHOLDERS AND E-DELIVERY

In our continuing effort to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions, within 30 days of your request. Each Fund offers electronic delivery of Fund documents. Direct shareholders of each Fund can elect to receive the Fund's annual, semi-annual, and quarterly Fund reports, manager commentaries and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Funds' website at www.gabelli.com. Shareholders who purchased the Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of Fund documents, if available.

                              FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the financial performance of each Fund for the past five fiscal years. The total returns in the tables represent the return that an investor would have earned or lost on an investment in the designated class of shares (assuming reinvestment of all distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Funds' financial statements and related notes, is included in each Fund's annual report, which is available upon request.

The GAMCO Global Telecommunications Fund
Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

                                   INCOME FROM INVESTMENT OPERATIONS                    DISTRIBUTIONS
                           ----------------------------------------------   ---------------------------------------
                                                    Net
               Net Asset                       Realized and      Total
   Period        Value,         Net             Unrealized        from         Net        Return
   Ended       Beginning     Investment       Gain (Loss) on   Investment   Investment      of            Total
December 31,   of Period   Income (Loss)(a)     Investments    Operations     Income     Capital(b)   Distributions
------------   ---------   ----------------   --------------   ----------   ----------   ----------   -------------
CLASS A
   2009         $15.31        $ 0.29             $  3.46         $  3.75      $(0.36)      $0.00        $(0.36)
   2008          26.32          0.32              (11.00)         (10.68)      (0.33)         --         (0.33)
   2007          22.43          0.23                3.89            4.12       (0.23)         --         (0.23)
   2006          17.51          0.12                4.95            5.07       (0.15)         --         (0.15)
   2005          17.22          0.14                0.35            0.49       (0.20)         --         (0.20)
CLASS B
   2009         $15.03        $ 0.18             $  3.38         $  3.56      $(0.23)      $0.00        $(0.23)
   2008          25.67          0.20              (10.74)         (10.54)      (0.10)         --         (0.10)
   2007          21.90          0.06                3.75            3.81       (0.04)         --         (0.04)
   2006          17.11         (0.03)               4.82            4.79          --          --            --
   2005          16.77          0.01                0.33            0.34          --          --            --
CLASS C
   2009         $14.96        $ 0.17             $  3.36         $  3.53      $(0.24)      $0.00        $(0.24)
   2008          25.50          0.15              (10.61)         (10.46)      (0.08)         --         (0.08)
   2007          21.76          0.05                3.72            3.77       (0.03)         --         (0.03)
   2006          17.03          0.00(b)             4.77            4.77       (0.04)         --         (0.04)
   2005          16.71          0.04                0.29            0.33       (0.01)         --         (0.01)
CLASS I
   2009         $15.30        $ 0.35             $  3.45         $  3.80      $(0.40)      $0.00        $(0.40)
   2008(d)       25.53          0.35              (10.19)          (9.84)      (0.39)         --         (0.39)

                                                                 RATIOS TO AVERAGE NET ASSETS/
                                                                       SUPPLEMENTAL DATA
                                                               ------------------------------------

                            Net Asset             Net Assets      Net
   Period                     Value,                End of     Investment                 Portfolio
   Ended       Redemption    End of      Total      Period       Income     Operating      Turnover
December 31,   Fees(a)(b)    Period     Return+   (in 000's)     (Loss)     Expenses(c)     Rate++
------------   ----------   ---------   -------   ----------   ----------   -----------   ---------
CLASS A
   2009          $0.00       $18.70       24.5%     $1,523       1.81%         1.69%          4%
   2008           0.00        15.31      (40.6)      1,130       1.52          1.59           3
   2007           0.00        26.32       18.4       2,728       0.89          1.50          11
   2006           0.00        22.43       29.0       1,170       0.64          1.56           7
   2005           0.00        17.51        2.8         735       0.83          1.59           4
CLASS B
   2009          $0.00       $18.36       23.7%     $   99       1.13%         2.44%          4%
   2008           0.00        15.03      (41.0)        102       0.95          2.34           3
   2007           0.00        25.67       17.4         297       0.26          2.25          11
   2006           0.00        21.90       28.0         291      (0.17)         2.31           7
   2005           0.00        17.11        2.0         425       0.09          2.33           4
CLASS C
   2009          $0.00       $18.25       23.6%     $  659       1.08%         2.44%          4%
   2008           0.00        14.96      (41.0)        563       0.73          2.34           3
   2007           0.00        25.50       17.3       2,122       0.19          2.25          11
   2006           0.00        21.76       28.0         351      (0.02)         2.31           7
   2005           0.00        17.03        2.0         195       0.26          2.34           4
CLASS I
   2009          $0.00       $18.70       24.8%     $  402       2.17%         1.44%          4%
   2008(d)        0.00        15.30      (38.5)        416       1.78(e)       1.34(e)        3

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the year ended December 31, 2007 would have been 25%. The portfolio turnover rate for the years ended 2006 and 2005 would have been as shown.

(a) Per share amounts have been calculated using the average shares outstanding method.

(b)  Amount represents less than $0.005 per share.


(c) The Fund incurred interest expense during the years ended December 31, 2008 and 2005. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.57% and 1.59% (Class A), 2.32% and 2.33% (Class B), 2.32% and 2.34% (Class C), and for the year ended December 31, 2009, 1.32% (Class I), respectively. For the years ended December 31, 2009, 2007, and 2006, the effect of interest expense was minimal.


(d) From the commencement of offering Class I Shares on January 11, 2008 through December 31, 2008.

(e)  Annualized.

The GAMCO Global Opportunity Fund
Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:



                               INCOME FROM INVESTMENT OPERATIONS                  DISTRIBUTIONS
                           ----------------------------------------   ------------------------------------
                                              Net
               Net Asset       Net       Realized and      Total
   Period        Value,    Investment     Unrealized        from         Net       Return
   Ended       Beginning     Income     Gain (Loss) on   Investment   Investment     of         Total
December 31    of Period    (Loss)(a)     Investments    Operations     Income     Capital   Distributions
------------   ---------   ----------   --------------   ----------   ----------   -------   -------------
CLASS A
   2009          $14.91      $(0.06)       $  6.46        $   6.40        --           --           --
   2008           26.88       (0.02)        (11.86)         (11.88)   $(0.09)          --       $(0.09)
   2007           22.93        0.11           3.95            4.06     (0.11)          --        (0.11)
   2006           20.43        0.06           2.50            2.56     (0.06)          --        (0.06)
   2005           18.01        0.01           2.45            2.46     (0.04)          --        (0.04)
CLASS B
   2009          $14.19      $(0.18)       $  6.13        $   5.95        --           --           --
   2008           25.63       (0.18)        (11.26)         (11.44)       --           --           --
   2007           21.94       (0.09)          3.78            3.69        --           --           --
   2006           19.65       (0.10)          2.39            2.29        --           --           --
   2005           17.41       (0.12)          2.36            2.24        --           --           --
CLASS C
   2009          $14.15      $(0.19)       $  6.11        $   5.92        --           --           --
   2008           25.54       (0.21)        (11.18)         (11.39)       --           --           --
   2007           21.87       (0.03)          3.70            3.67        --           --           --
   2006           19.58       (0.09)          2.38            2.29        --           --           --
   2005           17.35       (0.16)          2.39            2.23        --           --           --
CLASS I
   2009          $14.83      $ 0.00(b)     $  6.44        $   6.44    $(0.00)(b)   $(0.02)      $(0.02)
   2008(e)        25.35        0.06         (10.36)         (10.30)    (0.22)          --        (0.22)

                                                                     RATIOS TO AVERAGE NET ASSETS/
                                                                          SUPPLEMENTAL DATA
                                                                ------------------------------------

                             Net Asset             Net Assets      Net
   Period                     Value,                 End of     Investment                 Portfolio
   Ended       Redemption     End of      Total      Period       Income      Operating     Turnover
December 31     Fees(a)(b)    Period     Return+   (in 000's)     (Loss)     Expenses(c)     Rate++
------------   -----------   ---------   -------   ----------   ----------   -----------   ---------
CLASS A
   2009         $ 0.00        $21.31       42.9%     $1,115        (0.32)%    1.97%           45%
   2008           0.00         14.91      (44.2)      1,006        (0.09)     1.80(d)         67
   2007           0.00         26.88       17.7       2,224         0.43      1.74            42
   2006           0.00         22.93       12.5       1,294         0.28      1.78            46
   2005           0.00         20.43       13.7       1,150         0.03      1.79(d)         33
CLASS B
   2009          $0.00        $20.14       41.9%     $  139        (1.05)%    2.72%           45%
   2008           0.00         14.19      (44.6)         98        (0.83)     2.55(d)         67
   2007           0.00         25.63       16.8         270        (0.36)     2.49            42
   2006           0.00         21.94       11.7         225        (0.49)     2.53            46
   2005           0.00         19.65       12.9         202        (0.67)     2.54(d)         33
CLASS C
   2009          $0.00        $20.07       41.8%       $317        (1.11)%    2.72%           45%
   2008           0.00         14.15      (44.6)        168        (0.98)     2.55(d)         67
   2007           0.00         25.54       16.8         428        (0.11)     2.49            42
   2006           0.00         21.87       11.7         275        (0.42)     2.53            46
   2005           0.00         19.58       12.9         236        (0.90)     2.52(d)         33
CLASS I
   2009          $0.00        $21.25       43.4%     $  441         0.02%     1.72%           45%
   2008(e)        0.00         14.83      (40.6)        737         0.28(f)   1.55(d)(f)      67



----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.



++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended December 31, 2007, 2006, and 2005 would have been as shown.



(a) Per share amounts have been calculated using the average shares outstanding method.



(b)  Amount represents less than $0.005 per share.



(c) The Fund incurred interest expense during the year ended December 31, 2007. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.73% (Class A), 2.48% (Class B), and 2.48% (Class C), respectively. For the years ended December 31, 2009 and 2008, the effect of interest expense was minimal.



(d) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for the year ended December 31, 2005 would have been 1.79%, 2.53%, and 2.52% for Class A, Class B, and Class C, respectively. For the year ended December 31, 2008, the effect of the custodian fee credits was minimal.



(e) From the commencement of offering Class I Shares on January 11, 2008 through December 31, 2008.



(f)  Annualized.

THE GAMCO GLOBAL OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period:


                             INCOME FROM INVESTMENT OPERATIONS                    DISTRIBUTIONS
                          ----------------------------------------   ---------------------------------------
                                             Net
              Net Asset      Net        Realized and       Total
  Period        Value,    Investment     Unrealized        from          Net
   Ended      Beginning     Income     Gain (Loss) on   Investment   Investment    Return of       Total       Redemption
December 31   of Period    (Loss)(a)     Investments    Operations     Income     Capital(b)   Distributions   Fees(a)(b)
-----------   ---------   ----------   --------------   ----------   ----------   ----------   -------------   ----------
CLASS A
   2009         $12.14    $ 0.01           $ 4.54         $ 4.55       $(0.21)       $0.00        $(0.21)         $0.00
   2008          20.54      0.12            (8.51)         (8.39)       (0.01)          --         (0.01)          0.00
   2007          18.17      0.18             2.31           2.49        (0.12)        0.00         (0.12)          0.00
   2006          15.87     (0.08)            2.39           2.31        (0.01)          --         (0.01)          0.00
   2005          13.81      0.01             2.09           2.10        (0.04)          --         (0.04)          0.00
CLASS B
   2009         $11.67    $(0.06)          $ 4.31         $ 4.25       $(0.08)       $0.00        $(0.08)         $0.00
   2008          19.86      0.01            (8.20)         (8.19)          --           --            --             --
   2007          17.61     (0.08)            2.33           2.25           --           --            --           0.00
   2006          15.49     (0.19)            2.31           2.12           --           --            --           0.00
   2005          13.56     (0.08)            2.01           1.93           --           --            --           0.00
CLASS C
   2009         $12.20    $(0.23)          $ 4.67         $ 4.44       $(0.20)       $0.00        $(0.20)         $0.00
   2008          20.77     (0.00)(b)        (8.57)         (8.57)          --           --            --             --
   2007          18.45      0.03             2.29           2.32           --           --            --           0.00
   2006          16.22     (0.21)            2.44           2.23           --           --            --           0.00
   2005          14.17     (0.10)            2.15           2.05           --           --            --           0.00
CLASS I
   2009         $12.17    $ 0.06           $ 4.54         $ 4.60       $(0.25)       $0.00        $(0.25)         $0.00
   2008(f)       19.75      0.22            (7.74)         (7.52)       (0.06)          --         (0.06)          0.00

                                                       RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                 ---------------------------------------------------------

              Net Asset             Net Assets       Net         Operating         Operating
  Period        Value,                End of     Investment       Expenses        Expenses Net   Portfolio
   Ended        End of     Total      Period       Income          Before        of Reimburse-    Turnover
December 31     Period    Return+   (in 000's)     (Loss)     Reimbursement(c)     ment(d)(e)      Rate++
-----------   ---------   -------   ----------   ----------   ----------------   -------------   ---------
CLASS A
   2009         $16.48      37.5%      $171        0.11%            2.72%             2.05%            8%
   2008          12.14     (40.8)       120        0.69             2.25              2.01            14
   2007          20.54      13.7        233        0.91             2.03              2.03            20
   2006          18.17      14.5        220       (0.45)            2.02              2.02            15
   2005          15.87      15.2        244        0.05             2.06              1.87            26
CLASS B
   2009         $15.84      36.4%      $  2       (0.50)%           3.47%             2.80%            8%
   2008          11.67     (41.2)         3        0.05             3.00              2.76            14
   2007          19.86      12.8          6       (0.45)            2.78              2.78            20
   2006          17.61      13.7         25       (1.14)            2.77              2.77            15
   2005          15.49      14.2         48       (0.60)            2.79              2.58            26
CLASS C
   2009         $16.44      36.4%      $ 10       (1.49)%           3.47%             2.80%            8%
   2008          12.20     (41.3)         1       (0.01)            3.00              2.76            14
   2007          20.77      12.6          4        0.14             2.78              2.78            20
   2006          18.45      13.8          4       (1.20)            2.77              2.77            15
   2005          16.22      14.5          4       (0.66)            2.79              2.68            26
CLASS I
   2009         $16.52      37.8%      $326        0.45%            2.47%             1.80%            8%
   2008(f)       12.17     (38.1)       395        1.41(g)          2.00(g)           1.76(g)         14



----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.



++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended 2007, 2006, and 2005 would have been as shown.



(a) Per share amounts have been calculated using the average shares outstanding method.



(b)  Amount represents less than $0.005 per share.



(c) Under an expense deferral agreement with the Adviser, the Fund repaid the Adviser $15,233 during 2007 and $14,200 during 2006, representing previously reimbursed expenses from the Adviser. During the years ended December 31, 2007 and 2006, had such payments not been made, the expense ratios would have been 1.96% and 1.95% (Class A), 2.71% and 2.70% (Class
     B), and 2.71% and 2.70% (Class C), respectively.



(d) The Fund incurred interest expense during years ended December 31, 2009, 2008, 2007, 2006, and 2005. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.04%, 2.00%, 2.00%, 2.00%, and 1.86% (Class A), 2.79%, 2.75%, 2.75%, 2.75%, and
     2.57% (Class B), 2.79%, 2.75%, 2.75%, 2.75%, and 2.68% (Class C), and for
     the fiscal years ended December 31, 2009 and 2008, 1.79% and 1.75% (Class
     I), respectively. The Fund also incurred tax expense during the year ended December 31, 2009. If tax expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.01% (Class A), 2.76% (Class B and Class C), and 1.76% (Class I), respectively.



(e) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for the year ended December 31, 2005 would have been 1.87%, 2.58%, and 2.68% for Class A, Class B, and Class C, respectively. For the years ended December 31, 2008, 2007, and 2006, the effect of the custodian fee credits was minimal.



(f) From the commencement of offering Class I Shares on January 11, 2008 through December 31, 2008.



(g)  Annualized.

The GAMCO Global Convertible Securities Fund
Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:


                                            INCOME
                                   FROM INVESTMENT OPERATIONS                            DISTRIBUTIONS
                           ----------------------------------------   --------------------------------------------------
                                              Net
               Net Asset      Net        Realized and       Total                      Net
   Period        Value,    Investment     Unrealized        from          Net        Realized     Return
   Ended       Beginning     Income     Gain (Loss) on   Investment   Investment     Gain on        of         Total
December 31,   of Period    (Loss)(a)     Investments    Operations     Income     Investments   Capital   Distributions
------------   ---------   ----------   --------------   ----------   ----------   -----------   -------   -------------
CLASS A
   2009          $2.63      $ 0.12          $ 1.03         $ 1.15       $(0.13)          --          --       $(0.13)
   2008           4.78        0.10           (2.13)         (2.03)       (0.12)          --          --        (0.12)
   2007           5.49       (0.04)           0.16           0.12        (0.19)      $(0.51)     $(0.13)       (0.83)
   2006           6.23        0.08            0.44           0.52        (0.10)       (1.16)         --        (1.26)
   2005           6.26        0.04            0.41           0.45        (0.17)       (0.32)         --        (0.49)
CLASS B
   2009          $2.36      $ 0.10          $ 0.91         $ 1.01       $(0.10)          --          --       $(0.10)
   2008           4.34        0.02           (1.88)         (1.86)       (0.12)          --          --        (0.12)
   2007           5.10       (0.08)           0.15           0.07        (0.19)      $(0.51)     $(0.13)       (0.83)
   2006           5.91        0.03            0.42           0.45        (0.10)       (1.16)         --        (1.26)
   2005           6.01       (0.01)           0.39           0.38        (0.17)       (0.32)         --        (0.49)
Class C
   2009          $2.41      $ 0.09          $ 0.94         $ 1.03       $(0.11)          --          --       $(0.11)
   2008           4.43        0.04           (1.94)         (1.90)       (0.12)          --          --        (0.12)
   2007           5.19       (0.09)           0.16           0.07        (0.19)      $(0.51)     $(0.13)       (0.83)
   2006           5.99        0.04            0.42           0.46        (0.10)       (1.16)         --        (1.26)
   2005           6.09        0.00(d)         0.38           0.38        (0.17)       (0.32)         --        (0.49)
CLASS I
   2009          $2.63      $ 0.13          $ 1.04         $ 1.17       $(0.14)          --          --       $(0.14)
   2008(e)        4.62        0.08           (1.95)         (1.87)       (0.12)          --          --        (0.12)

                                                                                     RATIOS TO AVERAGE
                                                                               NET ASSETS/SUPPLEMENTAL DATA
                                                               ------------------------------------------------------------

                            Net Asset             Net Assets       Net        Operating          Operating
   Period                     Value,                End of     Investment      Expenses           Expenses        Portfolio
   Ended       Redemption     End of     Total      Period       Income         Before             Net of          Turnover
December 31,     Fees(a)      Period    Return+   (in 000's)     (Loss)     Reimbursement   Reimbursement(b)(c)     Rate++
------------   ----------   ---------   -------   ----------   ----------   -------------   -------------------   ---------
CLASS A
   2009         $0.00(d)      $3.65       44.5%      $472        3.71%         3.37%                2.04%              62%
   2008          0.00(d)       2.63      (43.1)       196        2.78          3.38                 2.02              110
   2007          0.00(d)       4.78        2.1         57       (0.69)         2.45                 2.12              141
   2006          0.00(d)       5.49        8.4         49        1.24          2.14                 2.03              130
   2005          0.01          6.23        8.2         93        0.68          2.06                 2.04               58
CLASS B
   2009         $0.00(d)      $3.27       43.7%      $  1        3.53%         4.12%                2.79%              62%
   2008          0.00(d)       2.36      (43.6)         4        0.56          4.13                 2.77              110
   2007          0.00(d)       4.34        1.3         37       (1.49)         3.21                 2.87              141
   2006          0.00(d)       5.10        7.6         42        0.47          2.89                 2.78              130
   2005          0.01          5.91        7.3         73       (0.13)         2.84                 2.78               58
Class C
   2009         $0.00(d)      $3.33       43.5%      $162        2.96%         4.12%                2.79%              62%
   2008          0.00(d)       2.41      (43.6)        86        1.11          4.13                 2.77              110
   2007          0.00(d)       4.43        1.2         82       (1.65)         3.19                 2.87              141
   2006          0.00(d)       5.19        7.8        164        0.57          2.90                 2.78              130
   2005          0.01          5.99        7.2        145       (0.01)         2.91                 2.78               58
CLASS I
   2009         $0.00(d)      $3.66       45.2%      $ 67        3.97%         3.12%                1.79%              62%
   2008(e)       0.00(d)       2.63      (41.2)        29        2.14(f)       3.13(f)              1.77(f)           110


----------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect the applicable sales charges. Total return for a period of less than one year is not annualized.



++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended 2007, 2006, and 2005 would have been as shown.



(a) Per share amounts have been calculated using the average shares outstanding method.



(b) The Fund incurred interest expense during the years ended December 31, 2008, 2007, 2006, and 2005. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.00%, 2.00%, 2.00%, and 2.00% (Class A), 2.75%, 2.75%, 2.75%, and 2.75% (Class B
     and Class C), and for the year ended December 31, 2009, 1.75% (Class I), respectively. For the year ended December 31, 2009, the effect of the interest expense was minimal. The Fund also incurred tax expense during the year ended December 31, 2009. If tax expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.00% (Class A), 2.75% (Class B and Class C), and 1.75% (Class I), respectively.



(c) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for the years ended December 31, 2006 and 2005 would have been 2.02% and 2.03% (Class A), 2.77% and 2.78% (Class B), and 2.77% and 2.78% (Class C), respectively. For the years ended December 31, 2008 and 2007, the effect of the custodian fee credits was minimal. For the year ended December 31, 2009, there were no custodian fee credits.



(d)  Amount represents less than $0.005 per share.



(e) From the commencement of offering Class I Shares on January 11, 2008 through December 31, 2008.



(f)  Annualized.

                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. We are managed by Gabelli Funds LLC or Teton Advisors, Inc., (formerly Gabelli Advisers, Inc.) which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries which provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

- INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

- INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES, AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Securities and Exchange Commission often posts information about its regulations on its website, www.sec.gov.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders of the Funds and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                       THIS IS NOT PART OF THE PROSPECTUS.

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

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

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

                         GAMCO GLOBAL SERIES FUNDS, INC.

                    THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
                          THE GAMCO GLOBAL GROWTH FUND
                       THE GAMCO GLOBAL OPPORTUNITY FUND
                  THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND
                          CLASS A, B, C, AND I SHARES

FOR MORE INFORMATION:

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

Each Fund's semi-annual and audited annual reports to shareholders contain additional information on the Funds' investments. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.

You can obtain free copies of these documents and prospectuses of other funds in the Gabelli/GAMCO family, or request other information, and discuss your questions about the Funds by mail, toll-free phone, or the Internet as follows:

                         GAMCO Global Series Funds, Inc.
                              One Corporate Center
                               Rye, NY 10580-1422
                      Telephone: 800-GABELLI (800-422-3554)
                                 www.gabelli.com

You can also review and/or copy the Funds' prospectuses, annual/semi-annual reports, and SAI at the Public Reference Room of the SEC in Washington, D.C. You can get text-only copies:

     -    Free from the Funds' website at www.gabelli.com.

     - For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520 or by calling 202-551-8090.

     -    Free from the EDGAR Database on the SEC's website at www.sec.gov.

(Investment Company Act File No. 811-07896)

                         GAMCO GLOBAL SERIES FUNDS, INC.
                    THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
                          THE GAMCO GLOBAL GROWTH FUND
                        THE GAMCO GLOBAL OPPORTUNITY FUND
                  THE GAMCO GLOBAL CONVERTIBLE SECURITIES FUND

                       Statement of Additional Information

                                 April 30, 2010

FUND                                           CLASS   TICKER SYMBOL
----                                           -----   -------------
The GAMCO Global Telecommunications Fund        AAA        GABTX
(the "Global Telecommunications Fund"            A         GTCAX
                                                 B         GTCBX
                                                 C         GTCCX
                                                 I         GTTIX
The GAMCO Global Growth Fund                    AAA        GICPX
(the "Global Growth Fund")                       A         GGGAX
                                                 B         GGGBX
                                                 C         GGGCX
                                                 I         GGGIX
The GAMCO Global Opportunity Fund               AAA        GABOX
(the "Global Opportunity Fund")                  A         GOCAX
                                                 B
                                                 C         GGLCX
                                                 I         GLOIX
The GAMCO Global Convertible Securities Fund    AAA        GAGCX
(the "Global Convertible Securities Fund")       A         GAGAX
                                                 B
                                                 C         GACCX
                                                 I         GAGIX

This Statement of Additional Information (the "SAI"), which is not a prospectus, describes

-    The GAMCO Global Telecommunications Fund (the "Global Telecommunications
     Fund")

-    The GAMCO Global Growth Fund (the "Global Growth Fund")

-    The GAMCO Global Opportunity Fund (the "Global Opportunity Fund")

- The GAMCO Global Convertible Securities Fund (the "Global Convertible Securities Fund")

(each a "Fund" and collectively the "Funds") which are series of the GAMCO Global Series Funds, Inc., a Maryland corporation (the "Corporation"). This SAI should be read in conjunction with the Funds' Prospectuses for Class A Shares, Class B Shares, Class C Shares, Class I Shares, and Class AAA Shares, each dated April 30, 2010. This SAI is incorporated by reference in its entirety into the Funds' Prospectuses. For a free copy of the Prospectuses, please contact the Funds at the address, telephone number, or Internet website printed below. Portions of the Fund's annual report to shareholders are incorporated by reference into this SAI.

                              One Corporate Center
                            Rye, New York 10580-1422
                      Telephone: 800-GABELLI (800-422-3554)
                                 www.gabelli.com

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

GENERAL INFORMATION......................................................      3
INVESTMENT STRATEGIES AND RISKS..........................................      3
INVESTMENT RESTRICTIONS..................................................     12
PORTFOLIO HOLDINGS INFORMATION...........................................     13
DIRECTORS AND OFFICERS...................................................     14
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS...............................     24
INVESTMENT ADVISORY AND OTHER SERVICES ..................................     29
DISTRIBUTION PLANS.......................................................     41
PORTFOLIO TRANSACTIONS AND BROKERAGE.....................................     43
REDEMPTION OF SHARES.....................................................     48
DETERMINATION OF NET ASSET VALUE.........................................     48
DIVIDENDS, DISTRIBUTIONS, AND TAXES......................................     49
INVESTMENT PERFORMANCE INFORMATION.......................................     54
DESCRIPTION OF THE FUNDS' SHARES.........................................     55
FINANCIAL STATEMENTS.....................................................     55

                               GENERAL INFORMATION

The Corporation is an open-end management investment company and was organized as a Maryland Corporation on July 16, 1993. Each Fund of the Corporation is non-diversified, which means each Fund has the ability to invest a larger portion of its assets in a single issuer than would be the case if it were diversified.

                         INVESTMENT STRATEGIES AND RISKS

The Funds' Prospectuses discuss the investment objectives of the Funds and the principal strategies to be employed to achieve those objectives. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, additional strategies that the Funds may utilize and certain risks associated with such investments and strategies.

EQUITY SECURITIES

Because each Fund in seeking to achieve its respective investment objective may invest in the common stocks of both domestic and foreign issuers, an investment in a Fund should be made with an understanding of the risks inherent in any investment in common stocks, including the risk that the financial condition of the issuers of each Fund's portfolio securities may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus in the value of a Fund's Shares). Additional risks include risks associated with the right to receive payments from the issuer which is generally inferior to the rights of creditors of, or holders of debt obligations or preferred stock issued by, the issuer.

Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of debt securities. The issuance of debt securities or even preferred stock by an issuer will create prior claims for payment of principal, interest, and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the economic interest of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Further, unlike debt securities which typically have a stated principal amount payable at maturity (which value will be subject to market fluctuations prior thereto), common stocks have neither a fixed principal amount nor a maturity and have values which are subject to market fluctuations for as long as the common stocks remain outstanding. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuer's change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic, or banking crises. The value of the common stocks in each Fund's portfolio thus may be expected to fluctuate.

Preferred stocks are usually entitled to rights on liquidation, which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks. Such securities may pay cumulative dividends. Because the dividend rate is pre-established, and as they are senior to common stocks, such securities tend to have less possibility of capital appreciation.

Some of the securities in each of the Funds may be in the form of depository receipts. Depository receipts usually represent common stock or other equity securities of non-U.S. issuers deposited with a custodian in a depository. The underlying securities can be withdrawn at any time by surrendering the depository receipt. Depository receipts are usually denominated in U.S. dollars and dividends and other payments from the issuer are converted by the custodian into U.S. dollars before payment to receipt holders. In other respects, depository receipts for foreign securities have the same characteristics as the underlying securities. Depository receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

NONCONVERTIBLE FIXED INCOME SECURITIES

The category of fixed income securities which are not convertible or exchangeable for common stock includes preferred stocks, bonds, debentures, notes, asset and mortgage-backed securities, and money market instruments such as commercial paper and bankers acceptances. There is no minimum credit rating for these securities in which each of the Funds may invest.

Up to 25% of each Fund's assets may be invested in lower-quality debt securities although each Fund does not expect to invest more than 10% of its assets in such securities. The foregoing limitations do not apply to the Global Convertible Securities Fund, which may invest in lower quality securities without limit. The market values of lower-quality fixed income securities tend to be less sensitive to changes in prevailing interest rates than higher-quality securities but more sensitive to individual corporate developments than higher-quality securities. Such lower-quality securities also tend to be more sensitive to economic conditions than are higher-quality securities. Accordingly, these lower-quality securities are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-quality categories. Even securities rated Baa or BBB by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P"), a division of The McGraw-Hill Companies, Inc., respectively, which ratings are considered investment grade, possess some speculative characteristics. There are risks involved in applying credit ratings as a method for evaluating high yield obligations in that credit ratings evaluate the safety of principal and interest payments, not market value risk. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect changes in economic or company conditions that affect a security's market value. Each of the Funds will rely on the judgment, analysis, and experience of the portfolio management team of Gabelli Funds, LLC (the "Adviser") in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources and ability to cover its interest and fixed charges, factors relating to the issuer's industry and its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management, and regulatory matters.

The risk of loss due to default by the issuer is significantly greater for the holders of lower-quality securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

Factors adversely affecting the market value of high yield and other securities will adversely affect each Fund's net asset value per share ("NAV"). In addition, each Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yield debt securities by issuers in connection with leveraged buy-outs, mergers, and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such debt securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing, and could negatively affect the value of specific high-yield issues and the high yield market in general. For example, under a provision of the Internal Revenue Code of 1986, as amended (the "Code"), a corporate issuer may be limited from deducting all of the original issue discount on high-yield discount obligations (i.e., certain types of debt securities issued at a significant discount to their face amount). The likelihood of passage of any additional legislation or the effect thereof is uncertain.

The secondary trading market for lower-quality fixed income securities is generally not as liquid as the secondary market for higher-quality securities and is very thin for some securities. The relative lack of an active secondary market may have an adverse impact on market price and each Fund's ability to dispose of particular issues when necessary to meet liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The relative lack of an active secondary market for certain securities may also make it more difficult for each Fund to obtain accurate market quotations for purposes of valuing their respective portfolios. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During such times, the responsibility of the Board of Directors of the Corporation (the "Board") to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

CONVERTIBLE SECURITIES

Each of the Global Telecommunications Fund, the Global Growth Fund, and the Global Opportunity Fund may invest up to 25% of its assets in convertible securities rated, at the time of investment, less than BBB by S&P or Baa by Moody's or are unrated but of equivalent credit quality in the judgment of the Adviser. The Global Convertible Securities Fund may invest in such securities without limit. See "Lower Rated Securities."

Some of the convertible securities in each Fund's portfolio may be "Pay-In-Kind" securities. During a designated period from original issuance, the issuer of such a security may pay dividends or interest to the holder by issuing additional fully paid and non-assessable shares or units of the same or another specified security.

SOVEREIGN DEBT SECURITIES

Each Fund may invest in securities issued or guaranteed by any country and denominated in any currency. Each Fund (other than the Global Convertible Securities Fund) expects that it generally will invest in developed countries including Australia, Canada, Finland, France, Germany, the Netherlands, Japan, Italy, New Zealand, Norway, Spain, Sweden, the United Kingdom, and the United States. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but include additional risks. These additional risks include those resulting from devaluation of currencies, future adverse political and economic developments, and other foreign governmental laws. The Global Convertible Securities Fund may invest in securities issued by undeveloped or emerging market countries, such as those in Latin America, Eastern Europe, and much of Southeast Asia. These securities are generally not considered investment grade and have risks similar to those of other debt securities rated less than investment grade. Such securities are regarded as predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve risk exposure to adverse conditions. (See "Nonconvertible Fixed Income Securities.")

Each Fund may also purchase securities issued by semi-governmental or supranational agencies such as the Asian Development Bank, the International Bank for Reconstruction and Development, the Export-Import Bank, and the European Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each Fund will not invest more than 25% of its assets in the securities of such supranational entities.

SECURITIES SUBJECT TO REORGANIZATION

Each Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of a Fund's portfolio management team, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated.

Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the portfolio management team which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Funds thereby increasing its brokerage and other transaction expenses. The portfolio management team intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments.

LOWER RATED SECURITIES

Securities which are not investment grade are viewed by rating agencies as being predominantly speculative in character and are characterized by substantial risk concerning payments of interest and principal, sensitivity to economic conditions and changes in interest rates, as well as by market price volatility and/or relative lack of secondary market trading among other risks and may involve major risk exposure to adverse conditions or be in default. However, each Fund does not expect to invest more than 5% of its assets in securities which are in default at the time of investment and will invest in such securities only when the Adviser expects that the securities will appreciate in value. There is no minimum rating of securities in which each Fund may invest. Securities rated less than BBB by S&P or Baa by Moody's or comparable unrated securities are typically referred to as "junk bonds."

Lower rated securities are less sensitive to interest rate changes than other fixed income investments but are more sensitive to broad economic changes and individual corporate developments. The high yield securities market is relatively new and periods of economic change can be expected to result in increased market price volatility. As lower rated securities may be traded by a smaller number of broker-dealers, it may be more difficult for the Board to value these securities and the Board's judgment will play a greater role as less reliable, objective data is available.

OPTIONS

Each Fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return or for hedging the value of its portfolio.

A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price. The seller of the put option, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price. A Fund's transactions in options may be subject to specific segregation requirements. See "Hedging Transactions".

If a Fund has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when a Fund so desires.

The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold, other than on an exchange, in private transactions also impose on each Fund the credit risk that the counterparty will fail to honor its obligations. A Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 5% of such Fund's assets. To the extent that puts, straddles, and similar investment strategies involve instruments regulated by the Commodity Futures Trading Commission ("CFTC"), each Fund is limited to an investment not in excess of 5% of its total assets.

WARRANTS AND RIGHTS

Each Fund may invest up to 5% of its assets in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. Each Fund will do so only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in a Fund's portfolio.

WHEN ISSUED, DELAYED DELIVERY SECURITIES, AND FORWARD COMMITMENTS

Each Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of securities involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization, or debt restructuring, (i.e., a when, as, and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While a Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Funds may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to a Fund prior to the settlement date. Each Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments. Whenever a Fund is required to establish a segregated account, notations on the books of the Company's custodian or fund accounting agent are sufficient to constitute a segregated account.

SHORT SALES

Each Fund may make short sales of securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. Each Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

A Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. A Fund will also be required to deposit similar collateral with its Custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment of any amount received by a Fund on such security, such Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, such Fund will incur a loss; conversely, if the price declines, such Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The market value of the securities sold short of any one issuer will not exceed either 5% of each Fund's total assets or 5% of such issuer's voting securities. A Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or such Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. A Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, such Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

RESTRICTED AND ILLIQUID SECURITIES


Each Fund may invest up to a total of 15% of its net assets in securities that are subject to legal or contractual restrictions on resale and securities the markets for which are illiquid. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC or otherwise determined to be liquid may be treated as liquid if they satisfy liquidity standards established by the Board. Unseasoned issuers are companies (including predecessors) that have operated less than three years. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect a Fund's liquidity.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by a Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which a Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Adviser ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit a Fund to keep all of its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, such Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by each Fund's custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price. Each Fund will not enter into repurchase agreements of a duration of more than seven days if taken together with all other illiquid securities in a Fund's portfolio, more than 15% of its net assets would be so invested.

LOANS OF PORTFOLIO SECURITIES

To increase income, each Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements including collaterization continuously at no less than 100% by marking to market daily, (2) the loan is subject to termination by a Fund at any time, (3) a Fund receives reasonable interest or fee payments on the loan, (4) a Fund is able to exercise all voting rights with respect to the loaned securities, and (5) the loan will not cause the value of all loaned securities to exceed 33 1/3% of the value of a Fund's assets.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and a Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

BORROWING

Each Fund may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing may not, in the aggregate, exceed 15% of the value of the assets after giving effect to the borrowing and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of each Fund's assets after giving effect to the borrowing. Each Fund will not make additional investments when borrowings exceed 5% of assets. Each Fund may mortgage, pledge or hypothecate assets to secure such borrowings.

HEDGING TRANSACTIONS

Futures Contracts. Each Fund may enter into futures contracts only for certain bona fide hedging, yield enhancement and risk management purposes. Each Fund may enter into futures contracts for the purchase or sale of debt securities, debt instruments, or indices of prices thereof, stock index futures, other financial indices, and U.S. government securities.

A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time.

Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the CFTC and must be executed through a futures commission merchant (i.e., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

These contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices, possible reduction of a Fund's yield due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contracts and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves.

Currency Transactions. Each Fund may enter into various currency transactions, including forward foreign currency contracts, currency swaps, foreign currency or currency index futures contracts and put and call options on such contracts or on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Futures contracts are similar to forward contracts except that they are traded on an organized exchange and the obligations thereunder may be offset by taking an equal but opposite position to the original contract, with profit or loss determined by the relative prices between the opening and offsetting positions. Each Fund expects to enter into these currency contracts and swaps in primarily the following circumstances: to "lock in" the U.S. dollar equivalent price of a security a Fund is contemplating buying or selling which is denominated in a non-U.S. currency or to protect against a decline against the U.S. dollar of the currency of a particular country to which a Fund's portfolio has exposure. Each Fund anticipates seeking to achieve the same economic result by utilizing from time to time for such hedging a currency different from the one of the given portfolio security as long as, in the view of the Adviser, such currency is essentially correlated to the currency of the relevant portfolio security based on historic and expected exchange rate patterns.

The Adviser may choose to use such instruments on behalf of each Fund depending upon market conditions prevailing and the perceived investment needs of each Fund. Futures contracts, interest rate swaps, and options on securities indices and futures contracts and certain currency contracts sold by each Fund are generally subject to segregation and coverage requirement with the result that, if a Funds do not hold the security or futures contract underlying the instrument, each Fund will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid securities in an amount at least equal to each Fund's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease in value. The segregation requirement can result in each Fund maintaining securities positions it would otherwise liquidate or segregating assets at a time when it might be disadvantageous to do so. Whenever a Fund is required to establish a segregated account, notations on the books of the Company's custodian or fund accounting agent are sufficient to constitute a segregated account.

SWAPS

Each Fund may enter into total rate of return, credit default or other types of swaps and related derivatives for various purposes, including to gain economic exposure to an asset or group of assets that may be difficult or impractical to acquire or for hedging and risk management. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value. The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period. These derivatives may be used as a risk management tool for a pool of financial assets, providing a Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a "Reference Asset") without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, these derivatives may be used by a Fund to reduce exposure to an owned asset without selling it.

Because the Funds would not own the Reference Assets, a Fund may not have any voting rights with respect to the Reference Assets, and in such cases all decisions related to the obligors or issuers of the Reference Assets, including whether to exercise certain remedies, will be controlled by the swap counterparties.

Total rate of return swaps and similar derivatives are subject to many risks, including the possibility that the market will move in a manner or direction that would have resulted in gain for a Fund had the swap or other derivative not been utilized (in which case it would have been had a Fund not engaged in the transaction), nearly unlimited exposure to changes in the value of the Reference Assets, total loss to a Fund of the entire notional amount of the swap, the risk of imperfect correlation between the risk sought to be hedged and the derivative transactions utilized, the possible inability of the counterparty to fulfill its obligations under the swap and potential illiquidity of the instrument utilized, which may make it difficult for a Fund to close out or unwind one or more transactions.

Total rate of return swaps and related derivatives are a relatively recent development in the financial markets. Consequently, there are certain legal, tax and market uncertainties that present risks in entering into such arrangements. There is currently little or no case law or litigation characterizing total rate of return swaps or related derivatives, interpreting their provisions, or characterizing their tax treatment. In addition, additional regulations and laws may apply to these types of derivatives that have not previously been applied. There can be no assurance that future decisions construing similar provisions to those in any swap agreement or other related documents or additional regulations and laws will not have an adverse effect on a Fund that utilizes these instruments. Each Fund will monitor these risks and seek to utilize these instruments in a manner that does not lead to undue risk regarding the tax or other structural elements of a Fund. Each Fund will not invest in these types of instruments if the Reference Assets are commodities except for bona fide hedging or risk management purposes.

                             INVESTMENT RESTRICTIONS


Each Fund's investment objectives and the following investment restrictions are fundamental and cannot be changed without the approval of a majority of the applicable Funds' outstanding voting securities, as defined in the 1940 Act, as the lesser of (1) 67% of the Funds' voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are represented in person or by proxy, or (2) more than 50% of the Funds' outstanding voting securities. All other investment policies or practices are considered not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or total assets of a Fund will not be considered a deviation from policy. Under such restrictions, each Fund may not:


     (1) issue senior securities, except that each Fund may borrow money, including on margin if margin securities are owned and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets (including the amount of such enumerated senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) and except that each Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions, and similar investment strategies. Each Fund's obligations under reverse repurchase agreements and the foregoing investment strategies are not treated as senior securities;

     (2) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities or the acquisition of securities subject to repurchase agreements;

     (3) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares a Fund may be deemed to be an underwriter;

     (4) invest for the purpose of exercising control over management of any company;

     (5) purchase real estate or interests therein, including limited partnerships that invest primarily in real estate equity interests, other than mortgage-backed securities, publicly traded real estate investment trusts, and similar instruments; or

     (6) purchase or sell commodities or commodity contracts except for certain bona fide hedging, yield enhancement and risk management purposes or invest in any oil, gas, or mineral interests.


The Global Telecommunications Fund has a non-fundamental concentration policy that the Fund may not invest more than 25% of the value of its total assets in any particular industry other than the telecommunications-related industry in which the Fund shall so concentrate at least 25% of its total assets (this restriction does not apply to obligations issued or guaranteed by the U.S. government of its agencies or its instrumentalities). This concentration policy may not be changed without stockholder approval in accordance with Section 13
(a)(3) of the 1940 Act. At the next meeting of stockholders of the Global Telecommunications Fund, the Board of the Corporation will present a proposal to stockholders of the Global Telecommunications Fund seeking stockholder approval of this concentration policy as a fundamental policy of the Global Telecommunications Fund, purusant to an undertaking given by the Corporation to the SEC.


                         PORTFOLIO HOLDINGS INFORMATION

Employees of the Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Funds. The Funds and the Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Funds, which includes information relating to the Funds' portfolio holdings as well as portfolio trading activity of the Adviser with respect to the Funds (collectively, "Portfolio Holdings Information"). In addition, the Funds and the Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Funds' website or filed as a part of a required filing on Form N-Q or N-CSR or (b) provided to a third party for legitimate business purposes or regulatory purposes, which has agreed to keep such data confidential under terms approved by the Adviser's legal department or outside counsel, as described below. The Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Funds and its shareholders and, if a potential conflict between the Adviser's interests and the Funds' interests arises, to have such conflict resolved by the Chief Compliance Officer or those Directors who are not considered to be "interested persons", as defined in the 1940 Act (the "Independent Directors"). These policies further provide that no officer of the Funds or employee of the Adviser shall communicate with the media about the Funds without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the Adviser.

Under the foregoing policies, the Funds may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to 60 days in other cases (with the exception of proxy voting services which require a regular download of data):

     (1) To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Funds;

     (2) To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

     (3) To service providers of the Funds, as necessary for the performance of their services to the Funds and to the Board, where such entity has agreed to keep such data confidential until at least it has been made public by the Adviser. The Funds' current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

     (4) To firms providing proxy voting and other proxy services provided such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

     (5) To certain brokers, dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Funds and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential until at least it has been made public by the Adviser and is further subject to prior approval of the Chief Compliance Officer of the Funds and shall be reported to the Board at the next quarterly meeting; and

     (6) To consultants for purposes of performing analysis of the Funds, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Adviser.

As of the date of this SAI, the Funds make information about their portfolio securities available to their administrator, sub-administrator, custodian, and proxy voting service on a daily basis, with no time lag, to their typesetter on a quarterly basis with a ten day time lag, to their financial printers on a quarterly basis with a forty-five day time lag, and to their independent registered public accounting firm and legal counsel on an as needed basis with no time lag. The names of the Funds' administrator, custodian, independent registered public accounting firm, and legal counsel are set forth in this SAI. The Funds' proxy voting service is Broadridge Financial Solutions, Inc. Bowne & Co., Inc. provides typesetting services for the Funds, and the Funds selects from a number of financial printers who have agreed to keep such information confidential until at least it has been made public by the Adviser.

Other than arrangements with the Funds' service providers and proxy voting service, the Funds has no ongoing arrangements to make available information about the Funds' portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Funds that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Funds, nor the Adviser, nor any of the Adviser's affiliates will accept on behalf of itself, its affiliates, or the Funds any compensation or other consideration in connection with the disclosure of portfolio holdings of the Funds. The Board will review such arrangements annually with the Funds' Chief Compliance Officer.

                             DIRECTORS AND OFFICERS

Under Maryland law, the Corporation's Board is responsible for establishing the Corporation's policies and for overseeing the management of the Corporation. The Board also elects the Corporation's officers who conduct the daily business of the Corporation. Information pertaining to the Directors and executive officers of the Corporation is set forth on the following page:


                                          NUMBER OF
                                        FUNDS IN FUND
                         TERM OF OFFICE    COMPLEX
NAME, POSITION(S),        AND LENGTH OF  OVERSEEN BY        PRINCIPAL OCCUPATION(S)               OTHER DIRECTORSHIPS
ADDRESS(1) AND AGE       TIME SERVED(2)    DIRECTOR         DURING PAST FIVE YEARS             DURING PAST FIVE YEARS(3)
------------------       -------------- ------------- ---------------------------------- -------------------------------------
INTERESTED DIRECTORS(4):


MARIO J. GABELLI           Since 1993         26      Chairman and Chief Executive       Director of Morgan Group Holdings,
Chairman of the Board                                 Officer of GAMCO Investors, Inc.   Inc. (holding company); Chairman of
Age: 67                                               and Chief Investment Officer -     the Board of LICT Corp. (multimedia
                                                      Value Portfolios of Gabelli Funds, and communication services company);
                                                      LLC and GAMCO Asset Management     Director of CIBL, Inc. (broadcasting
                                                      Inc.; Director/Trustee or Chief    and wireless communications)
                                                      Investment Officer of other
                                                      registered investment companies in
                                                      the Gabelli/GAMCO Fund Complex;
                                                      Chairman and Chief Executive
                                                      Officer of GGCP, Inc.

JOHN D. GABELLI            Since 1993         10      Senior Vice President of Gabelli & Director of GAMCO Investors, Inc.
Director                                              Company, Inc.                      (asset management)
Age: 66

INDEPENDENT DIRECTORS:

E. VAL CERUTTI             Since 2001         7       Chief Executive Officer of Cerutti Director of The LGL Group, Inc.
Director                                              Consultants, Inc.                  (diversified manufacturing)
Age: 70

ANTHONY J. COLAVITA        Since 1993         34      President of the law firm of                         --
Director                                              Anthony J. Colavita, P.C.
Age: 74

ARTHUR V. FERRARA          Since 2001         8       Former Chairman of the Board and                     --
Director                                              Chief Executive Officer of The
Age: 79                                               Guardian Life Insurance Company of
                                                      America from 1993 through 1995

WERNER J. ROEDER           Since 1993         22      Medical Director of Lawrence                         --
Director                                              Hospital and practicing private
Age: 69                                               physician

ANTHONIE C. VAN EKRIS      Since 1993         20      Chairman and Chief Executive       Director of Aurado Energy Inc. (oil
Director                                              Officer of BALMAC International,   and gas operations) through 2005
Age: 75                                               Inc. (commodities and futures
                                                      trading)

SALVATORE J. ZIZZA         Since 2004         28      Chairman of Zizza & Co. Ltd.       Director of Harbor BioSciences, Inc.
Director                                              (consulting)                       (biotechnology) and Trans-Lux
Age: 64                                                                                  Corporation (business services);
                                                                                         Chairman of each of BAM
                                                                                         (manufacturing); Metropolitan Paper
                                                                                         Recycling (recycling); Bergen Cove
                                                                                         Realty Inc. (real estate); Bion
                                                                                         Environmental Technologies
                                                                                         (technology) (2005-2008); Director of
                                                                                         Earl Scheib Inc. (automotive
                                                                                         painting) through April 2009

----------
(1)  Address: One Corporate Center, Rye NY 10580.

(2)  Each Director will hold office for an indefinite term until the earliest of
     (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board or shareholders, in accordance with the Corporation's By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.

(4) "Interested person" of the Fund as defined in the 1940 Act. Mr. Gabelli is considered to be an "interested person" because of his affiliation with Gabelli Funds, LLC, which acts as the Fund's investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

                          TERM OF OFFICE
NAME, POSITION(S),         AND LENGTH OF                              PRINCIPAL OCCUPATION(S)
ADDRESS(1) AND AGE        TIME SERVED(2)                              DURING PAST FIVE YEARS
------------------       ---------------- ----------------------------------------------------------------------------
OFFICERS:

BRUCE N. ALPERT                           Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC
President and Secretary     Since 2003    since 1988 and an officer of all of the registered investment companies in
Age: 58                                   the Gabelli/GAMCO Fund Complex; Director and President of Teton Advisors,
                                          Inc. 1998 through 2008; Chairman of Teton Advisors, Inc., since 2008; Senior
                                          Vice President of GAMCO Investors, Inc. since 2008.

Joseph H. Egan                            Assistant Treasurer of the Fund since 2004; Assistant Treasurer of all the
Acting Treasurer         Since April 2010 other registered investment companies in the Gabelli/GAMCO Fund Complex.
Assistant Treasurer      Since 2004
Age: 66

AGNES MULLADY(3)            Since 2006    Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of
Treasurer                                 Gabelli Funds, LLC since 2007; Officer of all of the registered investment
Age: 51                                   companies in the Gabelli/GAMCO Fund Complex; Senior Vice President of U.S.
                                          Trust Company, N.A. and Treasurer and Chief Financial Officer of Excelsior
                                          Funds from 2004 through 2005


PETER D. GOLDSTEIN                        Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief
Chief Compliance Officer    Since 2004    Compliance Officer of all of the registered investment companies in the
Age: 57                                   Gabelli/GAMCO Fund Complex.

----------
(1)  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2) Each Officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3)  Agnes Mullady is on a leave of absence for a limited period of time.

The Board believes that each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes or skills common to all Directors are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Directors, the Adviser, the sub-administrator, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director's ability to perform his duties effectively has been attained in large part through the Director's business, consulting or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Gabelli/GAMCO Fund Complex, public companies, or non-profit entities or other organizations as set forth above and below. Each Director's ability to perform his duties effectively also has been enhanced by his education, professional training and other life experiences.

Mario J. Gabelli. Mr. Gabelli is Chairman of the Board of Directors of the Fund. He also currently serves as Chairman of the boards of other funds in the Fund Complex. Mr. Gabelli is presently Chairman and Chief Executive Officer of GAMCO Investors, Inc. ("GAMCO"), a NYSE-listed investment advisory firm. He is also the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC, and GAMCO Asset Management, Inc., which are each asset management subsidiaries of GAMCO. In addition, Mr. Gabelli is Chief Executive Officer and a director and the controlling shareholder of GGCP, Inc., an investment holding company that holds a majority interest in GAMCO. Mr. Gabelli also sits on the boards of other publicly traded companies and private firms, and various charitable foundations and educational institutions, including as a Trustee of Boston College and as a member of the Board of Overseers of Columbia University School of Business. Mr. Gabelli received his Bachelors degree from Fordham University and his Masters of Business Administration from Columbia University School of Business.


E. Val Cerutti. Mr. Cerutti is Chief Executive Officer of Cerutti Consultants, Inc. Mr. Cerutti is a member of the board of other funds in the Fund Complex. He formerly served as Director of The LGL Group, Inc., a diversified manufacturing company. He was President and Chief Operating Officer of Stella D'oro Biscuit Co., and served on the board of advisers of the Hagan School of Business of Iona College. He has served as a consultant to several venture capital groups. Mr. Cerutti has a Bachelor of Science degree from Fordham University and a Masters degree in Business Administration from Iona College.


Anthony J. Colavita. Mr. Colavita is a practicing attorney with over 49 years of experience, including the area of business law. He is the Chairman of the Fund's Audit Committee. He is also the Chairman of the Fund's Nominating Committee and is a member of the Fund's Proxy Voting Committee. Mr. Colavita also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Colavita also serves as a Trustee of a charitable remainder unitrust. He formerly served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority. He served for ten years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten annual municipal budgets of approximately eight million dollars per year. Mr.

Colavita formerly served as special counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance Department. He was also formerly Chairman of the Westchester County Republican Party and the New York State Republican Party. Mr. Colavita received his Bachelor of Arts from Fairfield University and his Juris Doctor from Fordham University School of Law.

Arthur V. Ferrara. Mr. Ferrara is the former Chairman of the Board Chief Executive Officer of The Guardian Life Insurance Company of America and formerly served on the boards of The Guardian Insurance and Annuity Company and funds managed by Guardian Investor Services Corporation. He also is a former Chairman of the Life Insurance Council of New York Inc. Mr. Ferrara is a member of the Fund's Audit and Proxy Voting Committees. He also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Ferrara received his Bachelor of Science in Business Administration from the College of Holy Cross.

John D. Gabelli. Mr. Gabelli is a Senior Vice President of Gabelli & Company, Inc., an institutional research and brokerage firm, and President of John Gabelli Inc., a general partner of two investment partnerships and has over 35 years of experience in the asset management industry. He also sits on the board of various charitable foundations, including the Mount Vernon Police Foundation. Mr. Gabelli serves on the boards of other funds in the Fund Complex.


Werner J. Roeder. Dr. Roeder is Vice President of Medical Affairs/Medical Director of Lawrence Hospital Center in Bronxville, New York. He has been a practicing surgeon for over 45 years. As Vice President of Medical Affairs at Lawrence Hospital, he is actively involved in quality, personnel, and financial matters concerning the hospital's $140 million budget. He is Chairman of the Fund's Proxy Voting Committee. He is also a member of the Fund's Nominating and Audit Committees, and a member of both multi-fund ad hoc Compensation Committees. Dr. Roeder also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Dr. Roeder is board certified as a surgeon by The American Board of Surgery and presently serves in a consulting capacity to Empire Blue Cross/Blue Shield. He obtained his Bachelor's degree from St. John's University and his Doctor in Medicine from New York Medical College.

Anthonie C. van Ekris. Mr. van Ekris has been the Chairman and Chief Executive Officer of a global import/export company for 19 years. Mr. van Ekris serves on the boards of other funds in the Fund Complex and is the Chairman of one such fund's Nominating Committee and also is a member of the Proxy Voting Committee of some funds in the Fund Complex. He has over 55 years of experience as Chairman and/or Chief Executive Officer of public and private companies involved in the international trading or commodity trading businesses and had also served in both these capacities for nearly 20 years for a large public jewelry chain. Mr. van Ekris was formerly a Director of an oil and gas operations company and served on the boards of a number of public companies, and served on the boards of a number of public companies, and served for more than 10 years on the Advisory Board of the Salvation Army of Greater New York.

Salvatore J. Zizza. Mr. Zizza is the Chairman of a consulting firm. Mr. Zizza also serves as lead Director of the Fund. He is a member of the Fund's Audit Committee, and has been designated as the audit committee financial expert. He is also a member of the Fund's Nominating Committee, and both multi-fund ad hoc Compensation Committees. In addition, he serves on comparable or other board committees, including as lead independent director, with respect to other funds in the Fund Complex on whose boards he sits. Besides serving on the boards of many funds within the Fund Complex, he is currently a Director of two other public companies and has previously served on the boards of several other public companies. He also previously served as the Chief Executive of a large construction company which was a NYSE-listed company. Mr. Zizza received his Bachelor of Arts and his Master of Business Administration from St. John's University, which also has awarded him an Honorary Doctorate in Commercial Sciences.


DIRECTORS -- LEADERSHIP STRUCTURE AND OVERSIGHT RESPONSIBILITIES

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Enright as the lead independent Director. The lead independent Director presides over executive sessions of the Directors and also serves between meetings of the Board as a liaison with service providers, officers, counsel and other Directors on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the lead independent Director any obligations or standards greater than or different from other Directors. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Voting Committee. Under certain circumstances and pursuant to specific procedures and guidelines, the Proxy Voting Committee will, in place of the Fund's Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Fund. The Proxy Voting Committee meets periodically on an as-needed basis to consider such matters. From time to time the Board establishes additional committees or informal working groups to deal with specific matters or assigns one of its members to participate with trustees or directors of other funds in the Gabelli/GAMCO Fund Complex on special committees or working groups that deal with complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for all the funds in the Fund Complex. (The Fund Complex also has a separate multi-fund Compensation Committee relating to certain officers of the closed-end funds, and some of the Corporation's Directors may from time to time also serve on this separate committee).

All of the Fund's Directors other than Messrs. Gabelli are independent Directors, and the Board believes they are able to provide effective oversight of the Corporation's service providers. In addition to providing feedback and direction during Board meetings, the Directors meet regularly in executive session and chair all committees of the Board.

The Corporation's operations entail a variety of risks including investment, administration, valuation and a range of compliance matters. Although the Adviser, the sub-administrator and the officers of the Corporation are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Corporation through its meetings and those of the committees and working groups. In particular, as part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks being undertaken by the Corporation, and the Audit Committee discusses the Corporation's risk management and controls with the independent registered public accounting firm engaged by the Corporation. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Corporation's Chief Compliance Officer regarding compliance matters relating to the Corporation and its major service providers, including results of the implementation and testing of the Corporation's and such providers' compliance programs. The Board's oversight function is facilitated by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Corporation's risk management from time to time and may make changes in its discretion at any time.

     The Board has determined that its leadership structure is appropriate for the Corporation because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

STANDING BOARD COMMITTEES


The Board has established two standing committees in connection with its governance of the Corporation - the Audit and Nominating Committees.

The Corporation's Audit Committee consists of four members: Messrs. Colavita (Chairman), Ferrara, Zizza, and Dr. Roeder, who are Independent Directors of the Corporation. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board on February 25, 2009. As set forth in the Charter, the function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm's responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of a Fund, its internal controls, and as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Funds' financial statements and the audit thereof, and to act as a liaison between the Board and the Corporation's independent registered public accounting firm. During the fiscal year ended December 31, 2009, the Audit Committee met twice.

The Corporation's Nominating Committee consists of three members: Messrs. Colavita (Chairman), Zizza, and Dr. Roeder, who are Independent Directors of the Funds. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider, under procedures adopted by the Board, recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Corporation. The Nominating Committee did not meet during the fiscal year ended December 31, 2009. The Corporation does not have a standing compensation committee.


DIRECTOR OWNERSHIP OF FUND SHARES

Set forth in the table below is the dollar range of equity securities in each Fund beneficially owned by each Director and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Director as of December 31, 2009.

                                                                   DOLLAR RANGE     AGGREGATE DOLLAR
                                                                     OF EQUITY       RANGE OF EQUITY
                                                                 SECURITIES HELD   SECURITIES HELD IN
     NAME OF DIRECTOR                     FUND                    IN EACH FUND*       FUND COMPLEX*
-------------------------   ----------------------------------   ---------------   ------------------
INTERESTED DIRECTORS:
Mario J. Gabelli            Global Telecommunications Fund              D                   E
                            Global Growth Fund                          E
                            Global Opportunity Fund                     E
                            Global Convertible Securities Fund          C
John D. Gabelli             Global Telecommunications Fund              B                   E
                            Global Growth Fund                          B
                            Global Opportunity Fund                     C
                            Global Convertible Securities Fund          B

INDEPENDENT DIRECTORS:
E. Val Cerutti**            Global Telecommunications Fund              C                   E
                            Global Growth Fund                          A
                            Global Opportunity Fund                     A
                            Global Convertible Securities Fund          A
Anthony J. Colavita**       Global Telecommunications Fund              D                   E
                            Global Growth Fund                          D
                            Global Opportunity Fund                     C
                            Global Convertible Securities Fund          C
Arthur V. Ferrara           Global Telecommunications Fund              C                   E
                            Global Growth Fund                          D
                            Global Opportunity Fund                     A
                            Global Convertible Securities Fund          A
Werner J. Roeder, MD        Global Telecommunications Fund              A                   E
                            Global Growth Fund                          A
                            Global Opportunity Fund                     C
                            Global Convertible Securities Fund          A
Anthonie C. van Ekris**     Global Telecommunications Fund              C                   E
                            Global Growth Fund                          D
                            Global Opportunity Fund                     D
                            Global Convertible Securities Fund          D
Salvatore J. Zizza          Global Telecommunications Fund              A                   E
                            Global Growth Fund                          A
                            Global Opportunity Fund                     A
                            Global Convertible Securities Fund          A


*    KEY TO DOLLAR RANGES- INFORMATION AS OF DECEMBER 31, 2009

A.  None

B.  $1 - $10,000

C.  $10,001 - $50,000

D.  $50,001 - $100,000

E.  Over $100,000

** Mr. Colavita and Mr. Cerutti beneficially own less than 1% of the common stock of The LGL Group, Inc. having a value of $4,389 and $9,883, respectively, as of December 31, 2009. Mr. van Ekris beneficially owns less than 1% of common stock of (i) The LGL Group, Inc. having a value of $5,264 as of December 31, 2009 and (ii) LICT Corp. having a value of $72,000 as of December 31, 2009. Mr. van Ekris beneficially owns 24 shares of CIBL Inc. having no value as of December 31, 2009. The LGL Group, Inc., LICT Corp., and CIBL Inc. may be deemed to be controlled by Mario J. Gabelli, an affiliated person, and in that event would be deemed to be under common control with the Fund's Adviser.


DIRECTOR AND OFFICER COMPENSATION

If total net assets of the Corporation are in excess of $100,000,000, the Corporation pays each of its Directors who is not a director, officer, or employee of the Adviser or any of its affiliates $3,000 per annum plus $500 per meeting attended in person or by telephone. If total net assets of the Corporation are below $100,000,000, the Corporation pays each of its Independent Directors $1,500 per annum plus $500 per meeting attended in person or by telephone. Independent Directors are reimbursed for certain travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Corporation pays each Director serving as a member of the Audit, Proxy, or Nominating Committee $500 per meeting attended and the Chairman of the Audit Committee and lead director each receive an additional $1,000 per annum. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain special meetings or committee meetings on behalf of multiple funds. Directors and officers of the Corporation who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Funds.


The following table sets forth certain information regarding the compensation of the Corporation's Directors. No executive officer or person affiliated with the Corporation received compensation in excess of $60,000 from the Corporation for the fiscal year ended December 31, 2009.

                               COMPENSATION TABLE

              Aggregate Compensation from Registrant (Fiscal Year)


                           AGGREGATE     TOTAL COMPENSATION
    NAME OF PERSON       COMPENSATION    FROM THE FUNDS AND
     AND POSITION       FROM THE FUNDS      FUND COMPLEX*
---------------------   --------------   ------------------
Mario J. Gabelli            $    0         $      0 (26)
Chairman of the Board
John D. Gabelli             $    0         $      0 (10)
Director
E. Val Cerutti              $5,000         $ 32,500 (7)
Director
Anthony J. Colavita
Director                    $7,100         $236,437 (35)
Arthur V. Ferrara
Director                    $6,250         $ 41,000 (8)
Werner J. Roeder
Director                    $6,000         $115,500 (22)
Anthonie C. van Ekris
Director                    $5,000         $121,500 (19)
Salvatore J. Zizza
Director                    $7,000         $199,500 (27)


----------
* Represents the total compensation paid to such persons for the fiscal year ended December 31, 2009. The parenthetical number represents the number of investment companies (including the Funds) or portfolios thereof from which such person receives compensation and which are considered part of the same "fund complex" as the Funds because they have common or affiliated investment advisers.

CODE OF ETHICS

The Corporation, its Adviser, and Gabelli & Company, Inc. (the "Distributor") have adopted a code of ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Corporation.

PROXY VOTING POLICIES

The Corporation, on behalf of the Funds, has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Funds. Under the Proxy Voting Policy, portfolio securities held by the Funds are to be voted in the best interests of the Funds.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the "Proxy Guidelines") set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select the independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders' rights to call special meetings, to consider the non-financial effects of a merger, to limit shareholders' right to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, assets sales, or liquidations.

A Proxy Voting Committee comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services, Inc. ("ISS") and its Corporate Governance Service, other third-party services and the analysts of the Distributor will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer's board of directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's board of directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) contrary to the recommendations of the issuer's board of directors but is consistent with the Proxy Guidelines.

All matters identified by the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Adviser's Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of the Distributor, will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services or the Adviser's Legal Department has identified the matter as one that: (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Proxy Voting Committee will initially determine what vote to recommend that the Adviser should cast and the matter will go before the Proxy Voting Committee.

For matters submitted to the Proxy Voting Committee, each member of the Proxy Voting Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer, and any recommendations by the Distributor's analysts. The Chief Investment Officer or the Distributor's analysts may be invited to present their viewpoints. If the Adviser's Legal Department believes that the matter before the Proxy Voting Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, legal counsel will provide an opinion to the Proxy Voting Committee concerning the conflict. If legal counsel advises that the matter is one in which the interests of the clients of the Adviser may diverge, the Proxy Voting Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will advise concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of the Funds' shareholders on the one hand, and those of the Funds' Adviser and/or principal underwriters on the other hand, the conflict will be brought to the Proxy Voting Committee to determine a resolution. The Proxy Voting Committee may determine to resolve any such conflict itself, may ask the Independent Directors of the Corporation to vote the proxies, which would potentially include the Proxy Voting Committee, or may delegate the voting of such proxies to an independent person.

Each matter submitted to the Proxy Voting Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Voting Committee, the Chairman of the Proxy Voting Committee will break the tie. The

Proxy Voting Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

The Corporation filed Form N-PX with each Fund's complete proxy voting record for the 12 months ended June 30, 2009. The Corporation's filing is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC's website at www.sec.gov.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


As of April 14, 2010, the following persons were known to own of record or beneficially 5% or more of the Funds' outstanding shares of a class of a Fund:

NAME AND ADDRESS                                     % OF CLASS   NATURE OF OWNERSHIP
----------------                                    -----------   -------------------
GLOBAL TELECOMMUNICATIONS FUND:

CLASS AAA   National Financial Serv Corp.               8.69%            Record
            FBO Our Customers
            Attn: Mutual Funds
            Millburn, NJ 07041-1631

            Charles Schwab & Co. Inc.                  21.61%            Record
            FBO Exclusive Benefit of Customers
            Attn: Mutual Funds
            San Francisco, CA 94104-4151

CLASS A     Prudential Investment Mgmt Service          7.05%            Record
            FBO Mutual Fund Clients
            Newark, NJ 07102-4000

            NFS LLC FEBO                                5.73%*         Beneficial
            Carlos Matos
            San Juan, PR 00925-2922

            NFS LLC FEBO                                8.90%*         Beneficial
            Lindy Hart TTEE
            Chevy Chase, MD 20815-6638

CLASS B     Allan Nefouse                               5.65%            Record
            Carmel, IN 46033-3167

            Charles Schwab & Co. Inc.                   9.15%            Record
            Special Custody Account
            FBO Customers
            San Francisco, CA 94101-4151

            Edward D. Jones & Co                       12.55%*         Beneficial
            FBO Gerald V. Lewallen IRA
            Hamilton, MT 59840-2149

            NFS LLC FEBO                               27.03%*+        Beneficial

            FBO Jack H. Heberlein
            Quartz Hill, CA 93536-2959
            Ameritrade Inc. FBO                        16.68%            Record
            Omaha, NE 68103-2226

            LPL Financial Services                      5.79%            Record
            San Diego, CA 92121-1968

CLASS C     NFS LLC FEBO                                6.56%*         Beneficial
            Sergio Gonzalez Quevedo
            San Juan, PR 00907-1409

            American Enterprise Investment Svcs.        6.94%           Record
            FBO
            Minneapolis, MN 55440-9446

CLASS I     Citigroup Global Markets, Inc.             22.24%            Record
            New York, NY 10001-2402

            Frontier Trust Company FBO                 57.55%*+        Beneficial
            Gabelli Funds 401(K) Profit Sharing
            Fargo, ND 58106-0758

            Frontier Trust Company FBO                 13.62%*         Beneficial
            LICT Corporation Controlled Group D
            Fargo, ND 58106-0758

GLOBAL GROWTH FUND:

Class AAA   National Financial Serv. Corp.              9.17%            Record
            FBO Our Customers
            Attn: Mutual Funds
            New York, NY 10281-1003

            Charles Schwab & Co. Inc.                  13.18%            Record
            Special Custody Acct FBO
            Exclusive Benefit of Customers
            Attn: Mutual Funds
            San Francisco, CA 94101-4151

Class A     Citigroup Global Markets Inc.              17.20%            Record
            Owings Mills, MD 21117-3256

            Merrill Lynch Pierce Fenner & Smith         6.37%            Record
            For the Sole Benefit of its Customers
            Jacksonville, FL 32246-6484

            NFS LLC FEBO                                5.93%*         Beneficial
            Norman Weiner
            Miami, FL 33156-7513

            NFS LLC FEBO                               28.80%*+        Beneficial
            Leonard Ross
            Lana Ross
            Sanibel, FL 33957-2207

            NFS LLC FEBO                                5.41%            Record
            Mercantile Bank
            DBA Merctavish And Co.
            Quincy, IL 62305-3455

CLASS B     Citigroup Global Markets Inc.              10.55%            Record
            Owings Mills, MD 21117-3256

            First Clearing LLC                         12.15%*         Beneficial
            John Cannone IRA
            Chicago, IL 60634-2841

            First Clearing LLC                         24.30%*         Beneficial
            Debra A. Cannone
            Glen Allen, VA 23060-9243

            First Clearing LLC                         35.85%*+        Beneficial
            Pasquale Cannone
            Glen Allen, VA 23060-9243

            First Clearing LLC                         12.15%*         Beneficial
            FBO Rosa Cannone
            Glen Allen, VA 23060-9243

CLASS C     Citigroup Global Markets Inc.              34.15%+           Record
            Owings Mills, MD 21117-3256

            Merrill Lynch Pierce Fenner & Smith        34.76%+           Record
            For the Sole Benefit of Its Customers
            Jacksonville, FL 32246-6484

            Stifel Nicolaus & Co. Inc.                  9.49%*         Beneficial
            Betty Jane Zintel
            Saint Louis, MO 63102-2131

            First Clearing LLC                          7.70%*         Beneficial
            Kathleen F. Phillips TTEE
            Kathleen Frances Ambrose
            Chesapeake, VA 23321-4618

GLOBAL OPPORTUNITY FUND:

CLASS AAA   GGCP Inc.                                   6.99%            Record
            Attn: Chief Financial Officer
            Greenwich, CT 06830-6556

            National Financial Serv Corp.               8.93%            Record
            For the Exclusive Benefit of
            Our Customers
            New York, NY 10281-5503

            Prudential Investment Mgmt Service          6.93%            Record
            FBO Mutual Fund Clients
            Newark, NJ 07102-4000

            Charles Schwab & Co. Inc.                  12.94%            Record
            Reinvest Account
            Attn: Mutual Funds
            San Francisco, CA 94104-4151

CLASS A     Douglas J. Vandenberg &                     6.90%*         Beneficial
            Deborah A. Vandenberg
            Commerce TWP, MI 48382-1349

            UBS Financial Services Inc. FBO            15.11%*         Beneficial
            Robert J. Achille and
            Patricia A. Achille
            Hawthorne, IL 60047-9159

            Pershing LLC                                5.21%            Record
            Jersey City, NJ 07303-2052

            First Clearing LLC                         38.46%*+        Beneficial
            Kathryn V. Brown
            Las Vegas, NV 89135-1348

            LPL Financial                              14.67%            Record
            San Diego, CA 92121-1968

CLASS B     Douglas J. Vandenberg &                   100.00%*+        Beneficial
            Deborah A. Vandenberg
            Commerce TWP, MI 48382-1349

CLASS C     Frank W. Spinelli                          11.27%*         Beneficial
            Waterbury, CT 06708-4517

            Grace B. Meier &                           87.15%*+        Beneficial
            Edward Meier
            Dunedin, FL 34698

CLASS I     Citigroup Global Markets Inc.               9.53%            Record
            New York, NY 10001-2402

            Frontier Trust Company FBO                 90.21%*+        Beneficial
            Gabelli Funds 401(K) Profit Sharing
            Fargo, ND 58106-0758

GLOBAL CONVERTIBLE SECURITIES FUND:

CLASS AAA   Prudential Investment Mgmt Service          6.84%            Record
            FBO Mutual Fund Clients
            Newark, NJ 07102-4000

            National Financial Serv. Corp.             22.66%            Record
            For the Exclusive Benefit of
            Our Customers
            Attn: Mutual Funds
            New York, NY 10281-1003

            Charles Schwab & Co. Inc.                  23.24%            Record
            Special Custody Acct FBO
            Exclusive Benefit of Customers
            Attn: Mutual Funds

CLASS A     NFS LLC FEBO                               12.38%*         Beneficial
            Andre R. Thebert TTEE
            XRAY Assoc of Louisville Ret T
            Prospect, KY 40059-8643

CLASS B     RBC Capital Markets Corp. FBO             100.00%*+        Beneficial
            Sherilynne Luther TTEE
            The Sherilynne Luther LIV TR
            Boynton Beach, FL 33426-7714

CLASS C     Citigroup Global Markets Inc.               6.92%            Record
            Owings Mills, MD 21117-3256

            Pershing LLC                               39.43%+           Record
            Jersey City, NJ 07303-2052

            First Clearing LLC                         14.63%*         Beneficial
            Pansy Elliot (IRA)
            Coconut Creek, FL 33073-2741

            Stifel Nicolaus & Co. Inc.                 23.92%*         Beneficial
            Gary Chaiklin TTEE
            Saint Louis, MO 63102-2131

            Pershing LLC                               10.43%            Record
            Jersey City, NJ 07303-2052

CLASS I     Frontier Trust Company FEBO               98.66%*+         Beneficial
            Gabelli Funds 401(K) Profit Sharing
            Fargo, ND 58106-0758


*    Beneficial ownership is disclaimed.

+ Beneficial ownership of shares representing 25% of more of the outstanding shares of a class of a Fund may be deemed to represent control of the class, as that term is defined in the 1940 Act.


As of April 14, 2010, as a group, the Directors and officers of the Corporation owned less than 1% of the outstanding shares of each of the Global Telecommunications Fund and the Global Growth Fund and 8.88% of the Global Opportunity Fund and 1.06% of the Global Convertible Securities Fund, aggregating all classes of each Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER


The Adviser is a New York limited liability company with principal offices located at One Corporate Center, Rye, New York 10580-1422. The Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser based on his controlling interest in GAMCO Investors, Inc. ("GBL"), the parent company of the Adviser. The Adviser and several of its affiliates provide investment advisory services. As of December 31, 2009, the Adviser acted as a registered investment adviser to 26 management investment companies with aggregate net assets of $14.8 billion. The Adviser, together with the other affiliated investment advisers noted below had assets under management totaling approximately $26.3 billion as of December 31, 2009. GAMCO Asset Management Inc. ("GAMCO"), an affiliate of the Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a sub-adviser to management investment companies having aggregate assets of $11.2 billion under management as of December 31, 2009. Gabelli Securities, Inc., an affiliate of the Adviser, acts as investment adviser for investment partnerships and entities having aggregate assets of approximately $305 million as of December 31, 2009. Gabelli Fixed Income LLC, an affiliate of the Adviser, acts as investment adviser for separate accounts having aggregate assets of approximately $26 million under management as of December 31, 2009. Teton Advisors, Inc., an affiliate of the Adviser, acts as investment manager to the GAMCO Westwood Funds and separate accounts having aggregate assets of approximately $561 million under management as of December 31, 2009. Each of the foregoing companies, other than Teton Advisors, Inc., is a subsidiary of GBL. Teton Advisors, Inc., was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli's ownership of GGCP, Inc., the principal shareholder of Teton Advisors, Inc., as of December 31, 2009.


Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Funds. The securities in which the Funds might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Funds if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Funds in seeking to achieve their investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Funds. The Funds may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

The Adviser currently serves as an investment adviser to the Corporation pursuant to Investment Advisory Agreements (the "Agreements") which were initially approved by the Corporation's sole shareholders on February 28, 2000. Pursuant to the Agreements, the Adviser furnishes a continuous investment program for each Fund's portfolio, makes the day-to-day investment decisions for the Funds, arranges the portfolio transactions of the Funds and generally manages each Fund's investments in accordance with the stated policies of each Fund, subject to the general supervision of the Board.

Under the Agreements, the Adviser also: (i) provides the Funds with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Funds, including maintaining certain books and records and overseeing the activities of the Funds' Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the Funds by others, including PNC Global Investment Servicing (U.S.) Inc. ("PNC"), the Funds' Sub-Administrator, Custodian, Transfer Agent, and Dividend Disbursing Agent, as well as accounting, auditing, and other services performed for the Funds; (iii) provides the Funds with adequate office space and facilities; (iv) supervises the preparation of, but does not pay for, the periodic updating of the Funds' registration statement, Prospectuses and SAI, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Funds' tax returns, and reports to each Fund's shareholders and the SEC; (v) supervises, but does not pay for, the calculation of the NAV of each class of shares of each Fund; (vi) supervises the preparation of, but does not pay for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Funds' Board and minutes of such meetings in all matters required by applicable law to be acted upon by the Board.


The cost of calculating each Fund's NAV is an expense payable by each Fund pursuant to the Agreement. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to calculating the NAV, each Fund will reimburse the Adviser for such expense up to $45,000. During the fiscal year ended December 31, 2009, the Funds reimbursed the Adviser $45,000, $37,500, $0, and $0 for the Global Telecommunications Fund, the Global Growth Fund, the Global Opportunity Fund, and the Global Convertible Securities Fund, respectively, in connection with the cost of computing each Fund's NAV.


Each Agreement provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty, the Adviser and its employees, officers, Directors, and controlling persons are not liable to the Funds or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Funds. However, the Agreements provide that the Funds are not waiving any rights they may have with respect to any violation of law which cannot be waived. The Agreements also provide indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Funds. The Agreements in no way restrict the Adviser from acting as adviser to others. The Funds have agreed by the terms of the Agreements that the word "Gabelli" is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that, therefore, such name may freely be used by the Adviser for other investment companies, entities, or products. Each Fund has further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take for the Adviser and each of these persons for any conduct for which they are not liable to the Funds.

By its terms, each Agreement will remain in effect from year to year, provided each such annual continuance is specifically approved by the Funds' Board or by a "majority" (as defined in the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Independent Directors cast in person at a meeting called specifically for the purpose of voting on the continuance of the Agreements. The Agreements are terminable without penalty by the Funds on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board, or by the Adviser on sixty days' written notice, and will automatically terminate in the event of its "assignment" as defined by the 1940 Act.

As compensation for its services and the related expenses borne by the Adviser, the Funds pay the Adviser a fee, computed daily and payable monthly, at the annual rate of 1.00% of each Fund's average daily net assets, payable out of each Fund's net assets and allocable to each class on the basis of the assets attributable to such class. For the fiscal years ended December 31, 2007, December 31, 2008, and December 31, 2009, each Fund paid investment advisory fees to the Adviser amounting to:

           ADVISORY FEES EARNED AND ADVISORY FEES WAIVED AND EXPENSES
             REIMBURSED TO THE FUNDS FOR THE YEAR ENDED DECEMBER 31


                                    2007                       2008                       2009
                           ------------------------   ------------------------   ------------------------
                                        FEES WAIVED                FEES WAIVED                FEES WAIVED
                                            AND                        AND                        AND
                                          EXPENSES                   EXPENSES                   EXPENSES
                             EARNED      REIMBURSED     EARNED      REIMBURSED     EARNED      REIMBURSED
                           ----------   -----------   ----------   -----------   ----------   -----------
Global Telecomm-
   unications Fund         $2,884,635     $     0     $2,110,824     $     0     $1,419,202   $     0
Global Growth Fund         $1,037,202     $     0     $  848,915     $     0     $  600,038   $     0
Global Opportunity Fund*   $  233,229     $     0     $  183,817     $44,279     $  121,987   $82,410
Global Convertible
   Securities Fund**       $  105,724     $35,274     $   71,680     $97,017     $   70,591   $93,206

* During the period from January 1, 2009 through December 31, 2009, the Adviser contractually agreed to waive its management fee and/or reimburse expenses of the Global Opportunity Fund to the extent necessary to maintain total annual operating expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 2.00%, 2.00%, 2.75%, 2.75%, and 1.75% on an annualized basis for Class AAA, Class A, Class B, Class C, and Class I Shares, respectively.

** During 2007, 2008, and 2009, the Adviser voluntarily agreed to waive its investment advisory fees and/or reimburse expenses to the extent necessary to maintain total annual operating expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 2.00%, 2.00%, 2.75%, 2.75%, and 1.75% on an annualized basis for Class AAA, Class A, Class B, Class C, and Class I Shares, respectively.

The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of each of the Global Opportunity Fund and the Global Convertible Securities Fund to the extent necessary to maintain its annual total operating expenses (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at an annual rate of 2.00%, 2.00%, 2.75%, 2.75%, and 1.75% of the value of its average daily net assets for Class AAA, Class A, Class B, Class C, and Class I, respectively. The fee waiver and expense reimbursement arrangement for each such Fund will continue until at least through May 1, 2011 and may not be terminated by the Adviser before such time. In addition, each of the Global Opportunity Fund and the Global Convertible Securities Fund has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving the effect to the repayment, each such Fund's adjusted annual total operating expenses would not exceed an annual rate of 2.00%, 2.00%, 2.75%, 2.75%, and 1.75% of its average daily net assets for Class AAA, Class A, Class B, Class C, and Class I, respectively. During such Funds' fiscal years ended December 31, 2008 and 2009, the Global Opportunity Fund was reimbursed by the Adviser in the amounts of $44,279 and $93,206, respectively, and the Global Convertible Securities Fund was reimbursed by the Adviser in the amounts of $90,017 and $93,206, respectively.


PORTFOLIO MANAGER INFORMATION

OTHER ACCOUNTS MANAGED

The table below provides summary information regarding other accounts for which the portfolio managers were primarily responsible for the day-to-day management during the fiscal year ended December 31, 2009.


GAMCO GLOBAL TELECOMMUNICATIONS FUND

------------------------------------------------------------------------------------------------------------
                                                                                            Total Assets in
                                                                          No. of Accounts    Accounts where
                                                                          where Advisory    Advisory Fee is
Name of Portfolio        Type of        Total No. of                     Fee is Based on       Based on
      Manager           Accounts      Accounts Managed   Total Assets       Performance       Performance
-----------------       --------      ----------------   ------------    ----------------   ---------------
Mario J. Gabelli       Registered            22             $12.8B               6               $3.9B
                       Investment
                       Companies:
------------------------------------------------------------------------------------------------------------
                       Other Pooled          14            $344.4M              12              $336.8M
                       Investment
                       Vehicles:
------------------------------------------------------------------------------------------------------------
                       Other Accounts:     1,632           $11.2B                9               $1.6B
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                                                            Total Assets in
                                                                          No. of Accounts    Accounts where
                                                                          where Advisory    Advisory Fee is
Name of Portfolio        Type of        Total No. of                     Fee is Based on       Based on
      Manager           Accounts      Accounts Managed   Total Assets       Performance       Performance
-----------------       --------      ----------------   ------------    ----------------   ---------------
Sergey Dlzuhevskiy     Registered             0               $0                 0                $0
                       Investment
                       Companies:
------------------------------------------------------------------------------------------------------------
                       Other Pooled           0               $0                 0                $0
                       Investment
                       Vehicles:
------------------------------------------------------------------------------------------------------------
                       Other Accounts:        1             $16.1K               0                $0
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                                                            Total Assets in
                                                                          No. of Accounts    Accounts where
                                                                          where Advisory    Advisory Fee is
Name of Portfolio        Type of        Total No. of                     Fee is Based on       Based on
      Manager           Accounts      Accounts Managed   Total Assets       Performance       Performance
-----------------       --------      ----------------   ------------    ----------------   ---------------
Evan Miller            Registered             0               $0                 0                $0
                       Investment
                       Companies:
------------------------------------------------------------------------------------------------------------
                       Other Pooled           0               $0                 0                $0
                       Investment
                       Vehicles:
------------------------------------------------------------------------------------------------------------
                       Other Accounts:        0               $0                 0                 $0
------------------------------------------------------------------------------------------------------------

GAMCO GLOBAL GROWTH FUND

                                                                         No. of      Total Assets in
                                                                        Accounts      Accounts where
                                                                          where         Advisory
                                       Total No. of                   Advisory Fee       Fee is
Name of Portfolio                        Accounts                      is Based on       Based on
     Manager        Type of Accounts     Managed       Total Assets    Performance     Performance
-----------------   ----------------   ------------    ------------   ------------   ---------------
Howard F. Ward      Registered                 1          $582.9M           0              $0
                    Investment
                    Companies:

                    Other Pooled               0            $0              0              $0
                    Investment
                    Vehicles:

                    Other Accounts:           20          $71.4M            0              $0

                                                                         No. of      Total Assets in
                                                                        Accounts      Accounts where
                                                                          where         Advisory
                                       Total No. of                   Advisory Fee       Fee is
Name of Portfolio                        Accounts                      is Based on       Based on
     Manager        Type of Accounts     Managed       Total Assets    Performance     Performance
-----------------   ----------------   ------------    ------------   ------------   ---------------
Caesar M.P. Bryan   Registered                 4           $1.2B            1            $616.0M
                    Investment
                    Companies:

                    Other Pooled               2           $8.2M            2            $  8.2M
                    Investment
                    Vehicles:

                    Other Accounts:            8          $51.7M            0            $    0

GAMCO GLOBAL OPPORTUNITY FUND

                                                                         No. of      Total Assets in
                                                                        Accounts      Accounts where
                                                                          where         Advisory
                                       Total No. of                   Advisory Fee       Fee is
Name of Portfolio                        Accounts                      is Based on       Based on
     Manager        Type of Accounts     Managed       Total Assets    Performance     Performance
-----------------   ----------------   ------------    ------------   ------------   ---------------
Caesar M.P. Bryan   Registered                 4           $1.3B            1            $616.0M
                    Investment
                    Companies:

                    Other Pooled               2           $8.2M            2            $  8.2M
                    Investment
                    Vehicles:

                    Other Accounts:            8          $51.7M            0            $    0


GAMCO GLOBAL CONVERTIBLE SECURITIES FUND

                                                                         No. of      Total Assets in
                                                                        Accounts      Accounts where
                                                                          where         Advisory
                                       Total No. of                   Advisory Fee       Fee is
Name of Portfolio                        Accounts                      is Based on       Based on
     Manager        Type of Accounts     Managed       Total Assets    Performance     Performance
-----------------   ----------------   ------------    ------------   ------------   ---------------
Mario J. Gabelli    Registered                22          $12.9B            6             $3.9B
                    Investment
                    Companies:

                    Other Pooled              14          $344.4M          12             $336.8M
                    Investment
                    Vehicles:

                    Other Accounts:        1,632          $11.2B            9             $1.6B

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when the portfolio managers also have day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio managers manage more than one account, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if they were to devote substantially more attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among these accounts or other accounts managed primarily by other portfolio managers of the Adviser and its affiliates.

PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercise investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of their other accounts.

SELECTION OF BROKER/DEALERS. A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that they supervise. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for a Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of a Fund or the other account. Because of Mr. Gabelli's position with the Distributor and his indirect ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for the Fund.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the accounts that they manage. If the structure of the Adviser's management fee or the portfolio manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio managers in affording preferential treatment to those accounts that could most significantly benefit the portfolio managers. In the case of Mr. Bryan, Mr. Ward, and Mr. Gabelli, the Adviser's compensation (and expenses) for managing a particular Fund are marginally greater as a percentage of assets than for certain other accounts managed by them, while their compensation structure is the same for all accounts managed by them.

The Adviser and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS OTHER THAN MARIO J. GABELLI

The compensation of these portfolio managers for the Funds is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The portfolio managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation, and in the case of Messrs. Miller, Fritz, Dreyer, and Dluzhevskiy, discretionary bonuses. Net revenues are determined by deducting from gross investment management fees certain of the firm's expenses (other than the respective portfolio manager's compensation) allocable to the respective Fund. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. Equity-based incentive compensation is based on an evaluation by the Adviser's parent, GBL, of quantitative and qualitative performance evaluation criteria.

The compensation for managing other accounts is based on a percentage of net revenues received by the Adviser for managing the accounts. Compensation for managing accounts that have a performance-based fee will have two components. One component is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of the performance fee is paid to the portfolio manager(s).

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Global Telecommunications Fund. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to this Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within the firm. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of his compensation is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser's parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Mr. Gabelli receives no base salary, no annual bonus, and no stock options.

OWNERSHIP OF SHARES IN THE FUNDS

Set forth in the table below is the dollar range of equity securities in the Funds beneficially owned by each Fund's portfolio managers:


                                                           DOLLAR RANGE OF
                                                               EQUITY
                                                          SECURITIES HELD IN
TEAM MEMBER                        FUND                      EACH FUND*
-----------          ----------------------------------   ------------------
Mario J. Gabelli     Global Telecommunications Fund               D
                     Global Growth Fund                           E
                     Global Opportunity Fund                      G
                     Global Convertible Securities Fund           C
Caesar Bryan         Global Growth Fund                           A
                     Global Opportunity Fund                      B
Kevin Dreyer         Global Opportunity Fund                      A
Sergey Dluzhevskiy   Global Telecommunications Fund               A
Anthony Fritz        Global Opportunity Fund                      A
Evan Miller          Global Telecommunications Fund               A
Howard Ward          Global Growth Fund                           E


------------------
*    KEY TO DOLLAR RANGES- INFORMATION AS OF DECEMBER 31, 2009

A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,001 - $500,000
F.   $500,001 - $1,000,000
G.   over $1,000,000

SUB-ADMINISTRATOR

The Adviser has entered into an agreement (the "Sub-Administration Agreement") with PNC Global Investment Servicing (U.S.) Inc. (the "Sub-Administrator"), which is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. Under the Sub-Administration Agreement, the Sub-Administrator: (a) assists in supervising all aspects of the Corporation's operations except those performed by the Adviser under its advisory agreements with the Funds; (b) supplies the Corporation with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting, and bookkeeping services, including, but not limited to, the calculation of the NAV of each class of each Fund's shares, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Corporation Board meetings, including the mailing of all Board materials and collates the same materials into the Board books, and assists in the drafting of minutes of the Board meetings; (d) prepares reports to Fund shareholders, tax returns, and reports to and filings with the SEC and state "Blue Sky" authorities; (e) provides any equipment or services necessary for the purpose of pricing shares or valuing the Funds' investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and the Funds' investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Corporation in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion - 0.0275%; $10 billion to $15 billion - 0.0125%; over $15 billion - 0.01%. The
Sub-Administrator's fee is paid by the Adviser and will result in no additional expense to the Funds.

COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, serves as the Corporation's legal counsel.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 2001 Market Street, Philadelphia, Pennsylvania 19103, independent registered public accounting firm, has been selected to audit the Funds' annual financial statements.


CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, is the Custodian for the Funds' cash and securities. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street located at The BFDS Building, 30 Dan Road, Canton, Massachusetts 02021-2809, performs the shareholder services on behalf of State Street and acts as the Funds' transfer agent and dividend disbursing agent. Neither BFDS nor State Street assists in or is responsible for investment decisions involving assets of the Funds.

DISTRIBUTOR

To implement the Funds' Rule 12b-1 Plans, each Fund has entered into an Amended and Restated Distribution Agreement with the Distributor, a New York corporation which is an indirect majority owned subsidiary of GBL, having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Funds for the continuous offering of its shares on a best efforts basis.

Set forth in the tables below are the amounts of sales commissions and underwriting fees of Class A Shares and contingent deferred sales charges ("CDSCs") for Class A, Class B, and Class C Shares received and retained by the
Distributor:

               SALES COMMISSIONS FOR THE YEARS ENDED DECEMBER 31,

GLOBAL TELECOMM-
UNICATIONS FUND                2007                           2008                           2009
----------------   ----------------------------   ----------------------------   ----------------------------
                                    RETAINED BY                    RETAINED BY                    RETAINED BY
SHARE CLASS          COMMISSIONS    DISTRIBUTOR    COMMISSIONS     DISTRIBUTOR     COMMISSIONS    DISTRIBUTOR
-----------        --------------   -----------   --------------   -----------   --------------   -----------
Class A Sales
Commissions            $70,022        $ 9,987          $2,648         $  367        $7,139          $1,080
Class A CDSCs      Not Applicable          --     Not Applicable          --     Not Applicable         --
Class B CDSCs      Not Applicable     $   257     Not Applicable      $  357     Not Applicable         --
Class C CDSCs      Not Applicable     $22,265     Not Applicable      $2,356     Not Applicable     $  122

               SALES COMMISSIONS FOR THE YEARS ENDED DECEMBER 31,

GLOBAL GROWTH FUND                       2007                          2008                            2009
------------------          ----------------------------   ----------------------------   ----------------------------
                                             RETAINED BY                    RETAINED BY                    RETAINED BY
SHARE CLASS                   COMMISSIONS    DISTRIBUTOR     COMMISSIONS    DISTRIBUTOR     COMMISSIONS    DISTRIBUTOR
-----------                 --------------   -----------   --------------   -----------   --------------   -----------
Class A Sales Commissions       $33,044         $4,917         $4,858           $527          $1,892           $287
Class A CDSCs               Not Applicable          --     Not Applicable         --      Not Applicable         --
Class B CDSCs               Not Applicable      $   84     Not Applicable       $250      Not Applicable       $  1
Class C CDSCs               Not Applicable      $   10     Not Applicable       $566      Not Applicable       $279

               SALES COMMISSIONS FOR THE YEARS ENDED DECEMBER 31,

GLOBAL OPPORTUNITY FUND                  2007                          2008                            2009
-----------------------     ----------------------------   ----------------------------   ----------------------------
                                             RETAINED BY                    RETAINED BY                    RETAINED BY
SHARE CLASS                   COMMISSIONS    DISTRIBUTOR     COMMISSIONS    DISTRIBUTOR     COMMISSIONS    DISTRIBUTOR
-----------                 --------------   -----------   --------------   -----------   --------------   -----------
Class A Sales Commissions        $4,264          $574            $32            $ 4           $682             $127
Class A CDSCs               Not Applicable         --      Not Applicable        --       Not Applicable         --
Class B CDSCs               Not Applicable         --      Not Applicable        --       Not Applicable         --
Class C CDSCs               Not Applicable         --      Not Applicable        --       Not Applicable         --

               SALES COMMISSIONS FOR THE YEARS ENDED DECEMBER 31,

GLOBAL CONVERTIBLE
SECURITIES FUND                          2007                          2008                            2009
------------------          ----------------------------   ----------------------------   ----------------------------
                                             RETAINED BY                    RETAINED BY                    RETAINED BY
SHARE CLASS                   COMMISSIONS    DISTRIBUTOR     COMMISSIONS    DISTRIBUTOR     COMMISSIONS    DISTRIBUTOR
-----------                 --------------   -----------   --------------   -----------   --------------   -----------
Class A Sales Commissions       $1,290           $100          $16,480         $2,380          --            $ --
Class A CDSCs               Not Applicable         --      Not Applicable          --     Not Applicable       --
Class B CDSCs               Not Applicable         --      Not Applicable      $  144     Not Applicable     $ 15
Class C CDSCs               Not Applicable         --      Not Applicable          --     Not Applicable     $150

Set forth in the table below are the amounts of brokerage commissions and other compensation received by the Distributor during 2009:

                                     NET UNDERWRITING   COMPENSATION ON
                                       DISCOUNTS AND    REDEMPTIONS AND     BROKERAGE      OTHER
                                        COMMISSIONS       REPURCHASES     COMMISSIONS   COMPENSATION
                                     ----------------   ---------------   -----------   ------------
Global Telecommunications Fund            $1,080             $122           $13,461          --
Global Growth Fund                        $  287             $279           $ 6,748          --
Global Opportunity Fund                   $  127               --           $   525          --
Global Convertible Securities Fund            --             $165           $ 1,002          --


                               DISTRIBUTION PLANS

Each Fund has adopted a separate distribution and service plan (each, a "Plan" and collectively the "Plans") pursuant to Rule 12b-1 under the 1940 Act on behalf of each Fund's Class AAA, Class A, Class B, and Class C Shares. Payments may be made by each Fund under each Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the class to which such Plan relates as determined by the Board. Such activities typically include advertising, compensation for sales and marketing activities of the Distributor and other banks, broker-dealers, and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead. To the extent any activity is one which a Fund may finance without a distribution plan, a Fund may also make payments to finance such activity outside of the Plans and not be subject to their limitations. The Plans compensate the Distributor regardless of expense, and accordingly, a portion of the payments by each Fund may be used indirectly to finance distribution activities on behalf of other Gabelli/GAMCO funds, and a portion of the payments by such other funds may be used to finance distribution activities on behalf of each Fund. The Plans are intended to benefit the Funds, among other things, by increasing its assets and thereby reducing the Funds' expense ratio.

Under its terms, each Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Corporation's Board, including a majority of the Independent Directors. No Plan may be amended to materially increase the amount to be spent for services provided by the Distributor thereunder without shareholder approval, and all material amendments of any Plan must also be approved by the Directors in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act). Under each Plan, the Distributor will provide the Directors with periodic reports of amounts expended under each Plan and the purpose for which such expenditures were made.

Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Funds by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Independent Directors shall be limited to the Independent Directors.


                                   Global
                             Telecommunications                                                  Global Convertible
                                    Fund          Global Growth Fund   Global Opportunity Fund     Securities Fund
                             ------------------   ------------------   -----------------------   ------------------
Advertising and Promotion         $  5,900              $ 3,100                 $   800                $  600
Printing, Postage and
   Stationery                     $ 13,700              $12,800                 $ 6,300                $5,800
Overhead Support Expenses         $ 10,000              $ 4,200                 $   200                $  200
Advanced Commissions                   N/A                  N/A                 $   N/A                   N/A
Salaries of Personnel of
   Distributor                    $ 43,800              $24,800                 $ 7,600                $6,900
Third Party Servicing Fees        $155,700              $55,800                 $13,700                $7,300


Pursuant to the Plans, each Fund pays the Distributor 0.25% of its average daily net assets of Class AAA Shares and Class A Shares and 1.00% of its average daily net assets of Class B Shares and Class C Shares. Due to the possible continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority ("FINRA"). Pursuant to the Amended and Restated Distribution Agreements, each Fund appoints the Distributor as its general distributor and exclusive agent for the sale of a Fund's shares. Each Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. The Distribution Agreement shall remain in effect from year to year provided that continuance of such agreement shall be approved at least annually by the Corporation's Board, including a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by either party thereto upon 60 days' written notice.

For the fiscal year ended December 31, 2009, the Global Telecommunications Fund, the Global Growth Fund, the Global Opportunity Fund, and the Global Convertible Securities Fund incurred distribution costs of $358,862, $150,535, $63,639, and $18,478, respectively, to the Distributor. The Plan compensates the Distributor regardless of its expense.


                         Distribution Costs and Expenses
                  Incurred for the Year Ended December 31, 2009


                                     Class AAA   Class A   Class B   Class C
                                     ---------   -------   -------   -------
Global Telecommunications Fund        $349,174    $3,104    $  915   $ 5,669
Global Growth Fund                    $144,839    $2,326    $1,153   $ 2,217
Global Opportunity Fund               $ 29,088    $  341    $   24   $34,186
Global Convertible Securities Fund    $ 16,440    $  761    $   22   $ 1,255


The amounts included in a previous paragraph as third party servicing fees include amounts paid to the providers of various programs that make shares available to their customers. Subject to tax limitations and approvals by the Board, each Fund also makes payments to the providers of these programs, out of its assets other than Rule 12b-1 payments, in amounts not greater than savings of expenses each Fund would incur in maintaining shareholder accounts for those who invest in the respective Fund directly rather than through these programs. The Adviser and its affiliates may also pay for all or a portion of these program's charges out of their financial resources other than Rule 12b-1 fees.

The following table provides the dates of each Fund's class of shares were first offered to the public:

                                     Class AAA    Class A     Class B      Class C     Class I
                                     ---------   ---------   ---------   ----------   ---------
Global Telecommunications Fund       11/1/1993   3/12/2000   3/13/2000     6/2/2000   1/11/2008
Global Growth Fund                    2/7/1994    3/2/2000    5/5/2000    3/12/2000   1/11/2008
Global Opportunity Fund              5/11/1998   3/12/2000   8/16/2000   11/23/2001   1/11/2008
Global Convertible Securities Fund    2/3/1994    5/2/2001   3/28/2001   11/26/2001   1/11/2008

Shares of each Fund may also be purchased through shareholder agents that are not affiliated with the Funds or the Distributor. There is no sales or service charge imposed by the Funds other than as described in the applicable Prospectus for Class AAA, Class A, Class B, Class C, and Class I Shares under the "Summary" section, but agents who do not receive distribution payments or sales charges may impose a charge to the investor for their services. Such fees may vary among agents, and such agents may impose higher initial or subsequent investment requirements than those established by each Fund. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of each Fund's shares in that account. It is the responsibility of the shareholder's agent to establish procedures which would assure that upon receipt of an order to purchase such shares of each Fund the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.

No Independent Director of the Corporation had a direct or indirect financial interest in the operation of any Plan or related agreements. Those interested persons who beneficially own stock in affiliates of the Adviser or the Distributor or are employed by one of the Gabelli companies may be deemed to have an indirect financial interest.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as adviser to others. It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client. In making such allocations among any of these Funds and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of each Fund and other client accounts.

Under the Agreements, the Adviser is authorized on behalf of each Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient, and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at a reasonable expense. The Adviser is permitted to (1) direct Fund portfolio brokerage to the Distributor, a broker-dealer member of FINRA and an affiliate of the Adviser; and (2) pay commissions to brokers other than the Distributor which are higher than what might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Funds and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it. The Adviser does not consider the sales of shares of the Funds or other investment funds managed by the Adviser and its affiliates by brokers, including the Distributor, as a factor in its selection of brokers or dealers for each Fund's portfolio transactions and has adopted compliance policies and procedures for itself and its affiliates to prevent any such transactions on that basis.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through the principal market maker. However, such transactions may be effected through a brokerage firm and a commission paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commissions. In general, there may be no stated commission on principal transactions in over-the-counter securities, but the prices of those securities may include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. Each Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.

The policy of each Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement each Fund's policies, the Adviser effects transactions with those brokers or dealers who the Adviser believes can obtain the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers or dealers who also furnish research and other services to the Funds or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended. In doing so, the Funds may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction.

Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of potential and existing investments.


Research services furnished by brokers or dealers through which the Funds effect securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Funds nor the Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser does consider the level of services provided and, based on such determinations, has allocated brokerage commissions of $13,760 for Global Telecommunications Fund, $35,608 for Global Growth Fund, $5,240 for Global Opportunity Fund, and $0 for Global Convertible Securities Fund, respectively, on portfolio transactions in the principal amount of $1,346,519 for Global Telecommunications Fund, $29,740,775 for Global Growth Fund, $2,684,509 for Global Opportunity Fund, and $1,253,713 for Global Convertible Securities Fund, respectively, during the fiscal year ended December 31, 2009. The average commissions on these transactions were $0.04, $0.05, $0.05, and $0 per share for Global Telecommunications Fund, Global Growth Fund, Global Opportunity Fund, and Global Convertible Securities Fund, respectively. In determining the broker or dealer to be used to execute a particular portfolio transaction, the Funds do not take into account whether such broker or dealer sells shares of the Funds or other Gabelli funds or the amount of such sales.


Investment research obtained by allocations of Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic, or institutional activity areas. Research services furnished by brokers through which a Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to a Fund and one or more of such other accounts.

The Adviser may also place orders for the purchase or sale of portfolio securities with the Distributor, when it appears that, as an introducing broker or otherwise, the Distributor can obtain a price, execution, and commission which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions. As required by Rule 17e-1 under the 1940 Act, the Board has adopted policies which provide that the commissions paid to the Distributor on brokerage transactions must not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or those the Distributor charges its most favored customers on similar transactions. Rule 17e-1 and the policies contain requirements that the Board, including the Independent Directors, conduct periodic compliance reviews of such brokerage allocations and review such schedules at least quarterly for continuing compliance with the foregoing standard. The Adviser and the Distributor are also required to furnish reports and maintain records in connection with such reviews.

To obtain the best execution of portfolio trades on the New York Stock Exchange ("NYSE"), the Distributor controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers" or through the Designated Order Turnaround ("DOT") System of the NYSE.

Such transactions are then cleared, confirmed to each Fund for the account of the Distributor, and settled directly with the Custodian of the Funds by a clearing house member firm which remits the commission less its clearing charges to the Distributor. The Distributor may also effect each Fund's portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE. In addition, the Distributor may directly execute transactions for the Funds on the floor of any exchange, provided: (i) the Funds' Board has expressly authorized the Distributor to effect such transactions; and (ii) the Distributor annually advises the Funds of the aggregate compensation it earned on such transactions.

The following table sets forth certain information regarding each Fund's payment of brokerage commissions for the fiscal years ended December 31 as indicated:


                                                           FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                                           DECEMBER 31, 2007   DECEMBER 31, 2008   DECEMBER 31, 2009
                                                           -----------------   -----------------   -----------------
GLOBAL TELECOMMUNICATIONS FUND
Total brokerage commissions paid by the Fund+                   $157,504            $ 54,211           $41,763
Total brokerage commissions paid by the Fund to the
   Distributor                                                  $ 86,673            $ 35,719           $13,461
% of total brokerage commissions paid to the Distributor            55.0%               65.9%             32.2%*
% of principal amount of transactions involving
   commissions effected through the Distributor                     56.7%               51.7%             26.6%*
GLOBAL GROWTH FUND
Total brokerage commissions paid by the Fund+                   $105,888            $107,405           $61,202
Total brokerage commissions paid by the Fund to the
   Distributor                                                  $ 16,121            $ 18,917           $ 6,748
% of total brokerage commissions paid to the Distributor            15.2%               17.6%             11.0%
% of principal amount of transactions involving
   commissions effected through the Distributor                     24.4%               23.3%             16.2%

GLOBAL OPPORTUNITY FUND
Total brokerage commissions paid by the Fund+                   $ 22,465            $  9,834           $ 6,083
Total brokerage commissions paid by the Fund to the
   Distributor                                                  $  1,872            $    100           $   525
% of total brokerage commissions paid to the Distributor             8.3%                1.0%              8.6%
% of principal amount of transactions involving
   commissions effected through the Distributor                     15.9%                1.8%              9.1%
GLOBAL CONVERTIBLE SECURITIES FUND
Total brokerage commissions paid by the Fund                    $  9,056            $  4,609           $ 2,056
Total brokerage commissions paid by the Fund to the
   Distributor                                                  $  2,561            $    772           $ 1,002
% of total brokerage commissions paid to the Distributor            28.3%               16.7%             48.7%*
% of principal amount of transactions involving
   commissions effected through the Distributor                     45.9%               48.7%             33.1%*

----------
+ The Global Telecommunications Fund's total commissions fell over the past three years primarily due to changes in the Fund's net assets and portfolio turnover. The Global Growth Fund's total commissions varied over the past three years primarily due to changes in the Fund's net assets and portfolio turnover. The Global Opportunity Fund's total commissions fell over the past three years primarily due to a decrease in the Fund's portfolio turnover and changes in net assets. The Global Convertible Securities Fund's total commissions fell over the past three years primarily due to decreases in the Fund's net assets and portfolio turnover.

* The difference in the percentage of the Distributor's commissions to the total commissions versus the percentage of the principal amount of commissionable trades done through the Distributor can be attributable to the lower commissions per share paid on NASDAQ securities executed on Electronic Trading Networks and foreign securities transactions versus the commission rates on exchange-traded securities. The Distributor only executed transactions on exchange-listed securities, and the rates per share on such securities are often determined without regard to the principal amount of the transaction, which led to the differences noted.

As of December 31, 2009, the Funds did not own securities issued by their regular brokers or dealers (or by their parents).

                              REDEMPTION OF SHARES

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board of the Funds and taken at their value used in determining each Fund's NAV as described under "Determination of Net Asset Value"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the shareholder has redeemed more than $250,000 over the preceding three months and the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of a Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. A Fund will not distribute in-kind portfolio securities that are not readily marketable.

Cancellation of purchase orders for shares of any Fund (as, for example, when checks submitted to purchase shares are returned unpaid) causes a loss to be incurred when the NAV of that Fund's shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and that Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered at any time in that shareholder's name, or by seeking other redress. If that Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make that Fund whole.

The Funds impose a redemption fee of 2.00% of the total redemption amount if you sell or exchange any of your shares within seven (7) days or less after the date of a purchase. The fee, its manner of calculation and exceptions to its applicability are discussed in the Funds' Prospectuses. The fee is not a sales charge (load) and is paid directly to the respective Fund and not the Adviser or Distributor.

                        DETERMINATION OF NET ASSET VALUE

NAV is calculated separately for each class of each Fund. The NAV of Class B and Class C Shares of each Fund, as applicable, will generally be lower than the NAV of Class A, Class I, or Class AAA Shares, as applicable, as a result of the higher service and distribution-related fees to which Class B and Class C Shares are subject. It is expected, however, that the NAV of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

For purposes of determining each of the Fund's NAV, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on such day, the security is valued at the most recently available bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price, or, if the Board so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the official closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company, comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value of American Depositary Receipts ("ADRs"), securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Funds may obtain valuations on the basis of prices provided by a pricing service approved by the Board. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Corporation's Board. Additional information on fair valuation is provided in the Funds' Prospectuses under "Pricing of Fund Shares."

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Funds determine their NAV would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on any of the Funds' NAV, that Fund or Funds' may fair value such portfolio securities based on available market information as of the time each Fund determines its NAV.


NYSE CLOSINGS. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are:
Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively, except New Year's Day 2011.


                       DIVIDENDS, DISTRIBUTIONS, AND TAXES

GENERAL

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of shares of the Funds by U.S. persons. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to investors in light of their particular circumstances. No ruling has been or will be sought from the Internal Revenue Service ("IRS") regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below. Prospective investors should consult their own tax advisers with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of shares of the Funds, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. Accordingly, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of a Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of a Fund's total assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other regulated investment companies), (II) any two or more issuers (other than regulated investment companies) that it controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more qualified publicly traded partnerships. As a regulated investment company, each Fund will not be subject to Federal income tax on its investment company taxable income (including net short-term capital gains) and net long-term capital gains, if any, realized during any fiscal year in which it distributes such income and capital gains to its shareholders.

Each Fund will determine either to distribute or to retain for reinvestment all or part of any net long-term capital gains. If any such gains are retained by any Fund, that Fund will be subject to tax on such retained amount. In that event, each Fund expects that it will designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom (1) will be required to include in income for tax purposes as net long-term capital gains, its share of the undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by that Fund against its Federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of that Fund by an amount equal to the amount of undistributed capital gains included in such shareholder's gross income net of such tax.

A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by a Fund in October, November, or December of that year, payable to shareholders of record on a date during such month and paid by that Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the fund level. To avoid the tax, each Fund must distribute during each calendar year, an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses for the one year period generally ending on October 31 of the calendar year, (unless an election is made by a fund with a November or December year-end to use the Fund's fiscal year) and (3) all ordinary income and net capital gains for previous years that were not previously distributed. To avoid application of the excise tax, the Funds intend to make distributions in accordance with calendar year distribution requirements.


On December 31, 2009, the Global Telecommunications Fund's unused capital loss carryforwards were approximately $28,758,891. For Federal income tax purposes, this amount is available to be applied against future net capital gains of the Global Telecommunications Fund that are realized prior to the expiration of the applicable carryforward. $8,976,662 of the loss carryforward is available through 2010; $11,910,139 is available through 2011; $3,314,655 is available through 2012; and $250,132 is available through 2016; and $4,307,303 is available through 2017.

On December 31, 2009, the Global Growth Fund's unused capital loss carryforwards were approximately $44,246,325. For Federal income tax purposes, this amount is available to be applied against future net capital gains of the Global Growth Fund that are realized prior to the expiration of the applicable carryforward. $4,251,022 of the loss carryforward is available through 2009; $39,969,418 is available through 2010; $1,279,768 is available through 2011; $1,126,497 is available through 2016; and $1,870,642 is available through 2017.

On December 31, 2009, the Global Opportunity Fund's unused capital loss carryforwards were approximately $4,562,085. For Federal income tax purposes, this amount is available to be applied against future net capital gains of the Global Opportunity Fund that are realized prior to the expiration of the applicable carryforward. $316,789 of the loss carryforward is available through 2010; $1,776,091 is available through 2011; $1,201,151 is available through 2012; $1,170,048 is available through 2016; and $98,006 is available through 2017.

On December 31, 2009, the Global Convertible Securities Fund had unused capital loss carryforwards for Federal income tax purposes of $2,062,653, which are available to be applied against future net capital gains of the Global Convertible Securities Fund. $1,682,742 is available through 2016; and $379,911 is available through 2017.


Gains or losses on the sales of securities by each Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

Certain options, futures contracts and options on futures contracts are "section 1256 contracts". Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by each Fund at the end of each taxable year are "mark-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

Hedging transactions undertaken by each Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by each Fund. In addition, losses realized by each Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, each Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, and require the capitalization of interest expense, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The diversification requirements applicable to each Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, and options on futures contracts.

DISTRIBUTIONS

Distributions of investment company taxable income, whether paid in cash or reinvested in Fund shares, are taxable to U.S. shareholders as ordinary income. Properly designated distributions attributable to qualified dividends received by a Fund from certain U.S. and non-U.S. corporations are taxable to U.S. shareholders who are individuals at a reduced maximum rate of 15%, provided that certain holding period requirements are met. This reduced rate is currently scheduled to apply to qualified dividends received prior to January 1, 2011 and thereafter revert to ordinary income rates. Properly designated dividends paid by a Fund will qualify for the 70% deduction for dividends received by corporations to the extent a Fund's income consists of qualified dividends received from U.S. corporations. Distributions of net capital gain (which consist of the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gain, whether paid in cash or in shares, and are not eligible for the dividends received deduction. If a Fund's distributions exceed a Fund's current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to the extent of the shareholder's basis in its shares (reducing the basis accordingly). Amounts exceeding the shareholder's basis will be treated as gain from the sale or exchange of the shares (capital gain, if the shareholder holds his shares as capital assets). Shareholders receiving distributions in the form of newly issued shares will have a basis in such shares of a Fund equal to the fair market value of such shares on the distribution date. If the NAV of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution may be taxable even though it represents a return of invested capital. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them, even though the distribution represents in part a return of invested capital.

SALES OF SHARES

Upon a redemption sale or exchange of shares, a shareholder generally will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be long-term, if the shareholder's holding period for the shares is more than twelve months. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

An exchange from one share class within a Fund to another share class within the same Fund is not a taxable transaction, provided that such classes have identical rights with respect to the Fund assets.

If a shareholder (i) incurs a sales load charge in acquiring shares in a Fund and, by reason of incurring such charge or acquiring the shares, acquires the right to acquire shares of one or more regulated investment companies without the payment of a load charge or with the payment of a reduced load charge (a "reinvestment right"), and (ii) disposes of a Fund's shares before the 91st day after the date on which the shares were acquired and subsequently acquires shares in a Fund or in another regulated investment company whereby the otherwise applicable load charge is reduced by reason of the reinvestment right, then the original load charge will not be taken into account for the purposes of determining the shareholder's gain or loss on the disposition (to the extent the original load charge does not exceed the reduction in the subsequent load charge). To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder's basis in such shares.

BACKUP WITHHOLDING

Each Fund generally will be required to withhold U.S. Federal income tax at a rate of 28% on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or Social Security number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

FOREIGN WITHHOLDING TAXES

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Funds' assets to be invested in various countries is not known. A Fund having more than 50% of its total assets invested in securities of foreign governments or corporations can pass through to shareholders the amount of foreign taxes it pays.

CERTAIN REPORTABLE TRANSACTIONS

If a shareholder recognizes, in any taxable year, a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts for combinations of years), the shareholder must file with the IRS a disclosure statement on

Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

OTHER TAXATION


Distributions and sale or redemption proceeds may be subject to additional state, local, and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends distributed to them will be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable). Furthermore, recently enacted legislation will require, after December 31, 2012, withholding at a rate of 30% on dividends in respect of, and gross proceeds from the sale or other disposition of, Fund shares held by "foreign financial institutions" (including foreign investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information about equity and debt interests in, and accounts maintained by, the institution to the extent such interests or accounts are held by certain United States persons or by certain non-U.S. entities that are wholly or partially owned by United States persons. Similarly, after December 31, 2012, dividends in respect of, and gross proceeds from the sale or other disposition of, Fund shares held by an investor that is a non-financial foreign entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to the Fund that such entity does not have any "substantial United States owners" or (ii) provides certain information regarding the entity's "substantial United States owners," which the Fund will in turn provide to the Secretary of the Treasury. Non-U.S. shareholders are encouraged to consult with their tax advisers regarding the possible implications of this new legislation on their investment in the Fund.


For taxable years beginning before January 1, 2010 (and, if extended pursuant to pending legislation, for taxable years beginning before January 1, 2011), properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which a Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund's "qualified short-term capital gains" (generally, the excess of a Fund's net short-term capital gain over a Fund's long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute
Form). Investors should consult their own tax advisers regarding U.S. federal, state, local, and foreign tax considerations.

                       INVESTMENT PERFORMANCE INFORMATION

From time to time, the Funds may quote their performance in advertisements or in reports and other communications to shareholders, computed according to formulas prescribed by the SEC.

Each Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Funds' performance for any specified period in the future. In addition, when considering "average" total return figures for periods longer than one year, it is important to note that the Funds' annual total returns for any one year in the period might have been greater or less than the average for the entire period. In addition, because the performance will fluctuate, it may not provide a basis for comparing an investment in any of these Funds with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing each Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

In reports or other communications to shareholders or in advertising material, the Funds may compare their performance with that of other mutual funds as listed in the rankings prepared by Lipper, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or other industry or financial publications. It is important to note that the total return figures are based on historical results and are not intended to indicate future performance. Shareholders may make inquiries regarding each Fund's total return figures to the Distributor.

In its reports, investor communications, or advertisements, each Fund may also include: (i) descriptions and updates concerning its strategies and portfolio investments; (ii) its goals, risk factors and expenses compared with other mutual funds; (iii) analysis of its investments by industry, country, credit quality, and other characteristics; (iv) a discussion of the risk/return continuum relating to different investments; (v) the potential impact of adding foreign stocks to a domestic portfolio; (vi) the general biography or work experience of a portfolio manager of a Fund; (vii) portfolio manager commentary or market updates; (viii) discussion of macroeconomic factors affecting a Fund and its investments; and (ix) other information of interest to investors.

                        DESCRIPTION OF THE FUNDS' SHARES

The Corporation was organized as a Maryland corporation on July 16, 1993. Its authorized capital stock consists of one billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Corporation is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for the consideration of proposals requiring shareholder approval, such as changing fundamental policies or upon the written request of 10% of the Funds' shares, to replace its Directors. The Corporation's Board is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional portfolio.

There are no conversion or preemptive rights in connection with any shares of the Funds. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at NAV, at the option of the shareholder.

The Corporation reserves the right to create and issue an unlimited number of series of shares and multiple classes within each series. The shares of each series would participate solely in the assets, earnings, and expenses attributable to that series and the shares of each class would participate equally in the dividends, in respect of the particular class. The shares of each series would vote separately to approve management agreements or changes in investment policies, but shares of all series would vote together in the election or selection of Directors, principal underwriters and auditors and on any proposed material amendment to the Corporation's Certificate of Incorporation.

Upon liquidation of the Corporation or any series, shareholders of the affected series would be entitled to share pro rata in the net assets of their respective series available for distribution to such shareholders, less any expenses attributable to the class of such shares.

The Corporation sends semi-annual and audited annual reports to all shareholders which include lists of portfolio securities and each Fund's financial statements, which shall be audited annually. Unless a shareholder otherwise specifically requests in writing, a Fund may send a single copy of prospectuses and reports to shareholders to all accounts at the same address. The shares of each Fund have noncumulative voting rights which means that the holders of more than 50% of the shares can elect 100% of the Directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board. Unless specifically requested by an investor who is a shareholder of record, each of the Funds do not issue certificates evidencing shares.

INFORMATION FOR SHAREHOLDERS

All shareholder inquiries regarding administrative procedures including the purchase and redemption of shares should be directed to Gabelli & Company, Inc., One Corporate Center, Rye, New York 10580-1422. For assistance, call 800-GABELLI (800-422-3554) or through the Internet at www.gabelli.com.

                              FINANCIAL STATEMENTS


Each Fund's Financial Statements for the fiscal year ended December 31, 2009, including the Report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to each Fund's Annual Report. Each Fund's Annual Report is available upon request and without charge by calling 800-GABELLI (800-422-3554) or through the Internet at www.gabelli.com. Ernst & Young LLP provides audit services, tax return preparation and assistance and other assurance in connection with certain SEC filings.

                                   APPENDIX A

                      DESCRIPTION OF CORPORATE DEBT RATINGS

                   MOODY'S INVESTORS SERVICE, INC. ("Moody's")

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk..

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics..

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk..

B: Obligations rated b are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

1.   An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.   There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's may apply numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                    STANDARD & POOR'S RATINGS SERVICE ("S&P")

     AAA: An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong..

     AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated 'BBB' exhibits adequate protection parameters. Howver, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation..

     BB, B,    Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as
     CCC,      having significant speculative characteristics. 'BB' indicates
     CC, C:    the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     D: A short-term obligation rated 'D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized..

     Plus (+)  The ratings from AA to CCC may be modified by the addition of a
     or        plus or minus sign to show relative standing within the major
     Minus (-) rating categories.
     NR:
               This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

DESCRIPTION OF S&P AND MOODY'S COMMERCIAL PAPER RATINGS:

     A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is strong.

     Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations..

                            PART C: OTHER INFORMATION

Item 28.   Exhibits

(a)(i) Articles of Incorporation, as amended, dated July 1, 1993, of the Registrant is incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement, as filed with the SEC via Edgar on April 13, 1998 (Accession No. 0000950152-98-003200)
          ("Post-Effective Amendment No. 8").

(a)(ii) Articles of Amendment, dated January 11, 2000, is incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement, as filed with the SEC via EDGAR on March 9, 2000 (Accession No. 0000927405-00-000084) ("Post-Effective Amendment No. 11").

(a)(iii) Articles Supplementary, dated February 28, 2000, for The Gabelli Global Telecommunications Fund, is incorporated by reference to Post-Effective Amendment No. 11.

(a)(iv) Articles Supplementary, dated February 28, 2000, for The Gabelli Global Growth Fund, is incorporated by reference to Post-Effective Amendment No. 11.

(a)(v) Articles Supplementary, dated February 28, 2000, for The Gabelli Global Opportunity Fund, is incorporated by reference to Post-Effective Amendment No. 11.

(a)(vi) Articles Supplementary, dated February 28, 2000, for The Gabelli Global Convertible Securities Fund, is incorporated by reference to Post-Effective Amendment No. 11.

(a)(vii) Articles of Amendment, with respect to The Gabelli Global Growth Fund, dated January 12, 2000, is incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement, as filed with the SEC via EDGAR on May 1, 2001 (Accession No. 0000935069-01-500096)
          ("Post-Effective Amendment No. 12").

(a)(viii) Articles Supplementary, dated April 29, 2005, is incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, as filed with the SEC via EDGAR on April 29, 2005 (Accession No. 0000935069-05-001063) ("Post-Effective Amendment No. 17").

(a)(ix) Articles of Amendment, dated December 23, 2005, is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement, as filed with the SEC via EDGAR on May 1, 2006 (Accession No. 0000935069-06-001285).

(b)(1) Registrant's By-Laws are incorporated by reference to Post-Effective Amendment No. 8.


(b)(2) Amended and Restated By-Laws, dated August 19, 2009, are incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement, as filed with the SEC via EDGAR on February 26, 2010 (Accession No. 0000950123-10-017797) ("Post-Effective Amendment No. 22").


(c)       Not Applicable.

(d)(i) Investment Advisory Agreement between Registrant and Gabelli Funds, Inc., dated September 23, 1993, on behalf of The Gabelli Global Telecommunications Fund, The Gabelli Global Entertainment and Media Fund, and The Gabelli Global Growth Fund, is incorporated by reference to Post-Effective Amendment No. 8.

(d)(ii) Amendment No. 1 to Investment Advisory Agreement, dated November 17, 1999, between Registrant and Gabelli Funds, LLC, on behalf of The Gabelli Global Telecommunications Fund, The Gabelli Global Entertainment and Media Fund and The Gabelli Global Opportunity Fund (formerly known as The Gabelli Global Growth Fund), is incorporated by reference to Post-Effective Amendment No. 12.

(d)(iii) Investment Advisory Agreement between Registrant and Gabelli Funds, Inc., dated January 18, 1994, on behalf of The Gabelli Global Interactive Couch Potato(R) Fund, is incorporated by reference to Post-Effective Amendment No. 8.

(d)(iv) Amendment No. 1 to Investment Advisory Agreement, dated November 17, 1999, between Registrant and Gabelli Funds, LLC, on behalf of The Gabelli Global Interactive Couch Potato(R) Fund, is incorporated by reference to Post-Effective Amendment No. 12.

(d)(v) Investment Advisory Agreement between Registrant and Gabelli Funds, Inc., dated January 18, 1994, on behalf of The Gabelli Global Convertible Securities Fund, is incorporated by reference to Post-Effective Amendment No. 8.

(d)(vi) Amendment No. 1 to Investment Advisory Agreement, dated November 17, 1999, between Registrant and Gabelli Funds, LLC, on behalf of The Gabelli Global Convertible Securities Fund, is incorporated by reference to Post-Effective Amendment No. 12.

(d)(vii) Contractual Management Fee Waiver and Expense Reimbursement Agreement, dated January 1, 2009, with respect to The GAMCO Global Opportunity Fund, is incorporated by reference to Post Effective Amendment No. 21 to the Registration Statement, as filed with the SEC via EDGAR on April 30, 2009 (Accession No. 0000935069-09-001131) ("Post-Effective
          Amendment No. 21").


(d)(viii) Contractual Management Fee Waiver and Expense Reimbursement Agreement, dated November 18, 2009, with respect to The GAMCO Global Opportunity Fund, is incorporated by reference to Post-Effective Amendment No. 22.

(d)(ix) Contractual Management Fee Waiver and Expense Reimbursement Agreement, dated November 18, 2009, with respect to The GAMCO Global Convertible Securities Fund, is incorporated by reference to Post-Effective Amendment No. 22.

(d)(x) Expense Deferral Agreement, dated November 18, 2009, with respect to The GAMCO Global Opportunity Fund and The GAMCO Global Convertible Securities Fund, is incorporated by reference to Post-Effective Amendment No. 22.


(e)(i) Amended and Restated Distribution Agreement between Registrant and Gabelli & Company, Inc., dated February 28, 2000, on behalf of The Gabelli Global Telecommunications Fund, is incorporated by reference to Post-Effective Amendment No. 11.

(e)(ii) Amended and Restated Distribution Agreement between Registrant and Gabelli & Company, Inc., dated February 28, 2000, on behalf of The Gabelli Global Growth Fund, is incorporated by reference to Post-Effective Amendment No. 11.

(e)(iii) Amended and Restated Distribution Agreement between Registrant and Gabelli & Company, Inc., dated February 28, 2000, on behalf of The Gabelli Global Opportunity Fund, is incorporated by reference to Post-Effective Amendment No. 11.

(e)(iv) Amended and Restated Distribution Agreement between Registrant and Gabelli & Company, Inc., dated February 28, 2000, on behalf of The Gabelli Global Convertible Securities Fund, is incorporated by reference to Post-Effective Amendment No. 11.

(f)       Not Applicable.

(g) Amended and Restated Master Custodian Agreement, between the Registrant and State Street Bank & Trust Company, dated July 2, 2001, is incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement, as filed with the SEC via EDGAR on May 1, 2002 (Accession No. 0000935069-02-000405) ("Post-Effective Amendment No. 13").

(h) Transfer Agency and Service Agreement, dated September 23, 1993, is incorporated by reference to Post-Effective Amendment No. 8.

(i) Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP, is incorporated by reference to Post-Effective Amendment No. 11.


(j)(i) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm, is filed herewith.


(j)(ii)   Powers of Attorney for Mario J. Gabelli, Felix J. Christiana, Anthony
          J. Colavita, John D. Gabelli, Karl Otto Pohl, Werner J. Roeder, and Anthonie C. van Ekris, dated November 1, 2000, are incorporated by reference to Post-Effective Amendment No. 12.

(j)(iii) Powers of Attorney for E. Val Cerutti and Arthur V. Ferrara, dated December 3, 2001, are incorporated by reference to Post-Effective Amendment No. 13.

(j)(iv) Power of Attorney for Salvatore J. Zizza, dated April 27th, 2004, is incorporated by reference to Post-Effective No. 15 to the Registration Statement, as filed with the SEC via EDGAR on April 30, 2004 (Accession No. 0000935069-04-000680).

(k)       Not Applicable.

(l)(i) Agreements with Initial Shareholder is incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, as filed with the SEC on January 5, 1994.

(l)(ii) Purchase Agreement, dated February 28, 2000, with respect to Class A Shares of The Gabelli Global Telecommunications Fund, is incorporated by reference to Post-Effective Amendment No. 11.

(l)(iii) Purchase Agreement, dated February 28, 2000, with respect to Class B Shares of The Gabelli Global Telecommunications Fund, is incorporated by reference to Post-Effective Amendment No. 11.

(l)(iv) Purchase Agreement, dated February 28, 2000, with respect to Class C Shares of The Gabelli Global Telecommunications Fund, is incorporated by reference to Post-Effective Amendment No. 11.

(l)(v) Purchase Agreement, dated February 28, 2000, with respect to Class A Shares of The Gabelli Global Growth Fund, is incorporated by reference to Post-Effective Amendment No. 11.

(l)(vi) Purchase Agreement, dated February 28, 2000, with respect to Class B Shares of The Gabelli Global Growth Fund, is incorporated by reference to Post-Effective Amendment No. 11.

(l)(vii) Purchase Agreement, dated February 28, 2000, with respect to Class C Shares of The Gabelli Global Growth Fund, is incorporated by reference to Post-Effective Amendment No. 11.

(l)(viii) Purchase Agreement, dated February 28, 2000, with respect to Class A Shares of The Gabelli Global Opportunity Fund, is incorporated by reference to Post-Effective Amendment No. 11.

(l)(ix) Purchase Agreement, dated February 28, 2000, with respect to Class B Shares of The Gabelli Global Opportunity Fund, is incorporated by reference to Post-Effective Amendment No. 11.

(l)(x) Purchase Agreement, dated February 28, 2000, with respect to Class C Shares of The Gabelli Global Opportunity Fund, is incorporated by reference to Post-Effective Amendment No. 11.

(l)(xi) Purchase Agreement, dated February 28, 2000, with respect to Class A Shares of The Gabelli Global Convertible Securities Fund, is incorporated by reference to Post-Effective Amendment No. 11.

(l)(xii) Purchase Agreement, dated February 28, 2000, with respect to Class B Shares of The Gabelli Global Convertible Securities Fund, is incorporated by reference to Post-Effective Amendment No. 11.

(l)(xiii) Purchase Agreement, dated February 28, 2000, with respect to Class C Shares of The Gabelli Global Convertible Securities Fund, is incorporated by reference to Post-Effective Amendment No. 11.

(m)(i) Amended and Restated Plan of Distribution pursuant to Rule 12b-1, with respect to Class AAA Shares, between Registrant and Gabelli & Company Inc., dated November 17, 1999, on behalf of The Gabelli Global Telecommunications Fund, The Gabelli Global Interactive Coach Potato(R) Fund, The Gabelli Global Convertible Securities Fund, and The Gabelli Global Opportunity Fund, is incorporated by reference to Post-Effective Amendment No. 12.

(m)(ii) Plan of Distribution pursuant to Rule 12b-1, with respect to Class A Shares, between Registrant and Gabelli & Company Inc., dated November 17, 1999, on behalf of The Gabelli Global Telecommunications Fund, The Gabelli Global Interactive Coach Potato(R) Fund, The Gabelli Global Convertible Securities Fund and The Gabelli Global Opportunity Fund, is incorporated by reference to Post-Effective Amendment No. 12.

(m)(iii) Plan of Distribution pursuant to Rule 12b-1, with respect to Class B Shares, between Registrant and Gabelli & Company Inc., dated November 17, 1999, on behalf of The Gabelli Global Telecommunications Fund, The Gabelli Global Interactive Coach Potato(R) Fund, The Gabelli Global Convertible Securities Fund, and The Gabelli Global Opportunity Fund, is incorporated by reference to Post-Effective Amendment No. 12.

(m)(iv) Plan of Distribution pursuant to Rule 12b-1, with respect to Class C Shares between Registrant and Gabelli & Company Inc., dated November 17, 1999, on behalf of The Gabelli Global Telecommunications Fund, The Gabelli Global Interactive Coach Potato(R) Fund, The Gabelli Global Convertible Securities Fund, and The Gabelli Global Opportunity Fund, is incorporated by reference to Post-Effective Amendment No. 12.

(n)(i) Amended and Restated Rule 18f-3 Multi-Class Plan, dated May 12, 2004, with respect to The Gabelli Global Telecommunications Fund, is incorporated by reference to Post-Effective Amendment No. 17.

(n)(ii) Amended and Restated Rule 18f-3 Multi-Class Plan, dated May 12, 2004, with respect to The Gabelli Global Opportunity Fund, is incorporated by reference to Post-Effective Amendment No. 17.

(n)(iii) Amended and Restated Rule 18f-3 Multi-Class Plan, dated May 12, 2004, with respect to The Gabelli Global Growth Fund, is incorporated by reference to Post-Effective Amendment No. 17.

(n)(iv) Amended and Restated Rule 18f-3 Multi-Class Plan, dated May 12, 2004, with respect to The Gabelli Global Convertible Securities Fund, is incorporated by reference to Post-Effective Amendment No. 17.

(o)       Not Applicable.

(p) Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Asset Management Inc., Gabelli & Company, Inc., Teton Advisors, Inc., Gabelli Securities, Inc., and Gabelli Fixed Income LLC, is incorporated by reference to Post-Effective Amendment No. 21.

Item 29.  Persons Controlled by or Under Common Control with Registrant

          None.

Item 30.  Indemnification

          Subdivision (a) of Section 4.2 of Article IV of Registrant's Articles of Incorporation, Section 5 of the Investment Advisory Agreements and
          Section 10 of the Amended and Restated Distribution Agreements are hereby incorporated by reference to Exhibits (a), (d) and (e).

          Insofar as indemnification of liabilities arising under the Securities Act of 1933, as amended (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the financial adjudication of such issue.

          The Registrant hereby undertakes that it will apply the indemnification provisions of its Articles of Incorporation, its By-laws, the Amended and Restated Investment Advisory Agreements, the Administration Agreement and the Distribution Agreements in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

Item 31. Business and Other Connections of the Investment Adviser

          Gabelli Funds, LLC (the "Adviser") is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other mutual funds.

          The information required by this Item 31 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two fiscal years, is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).

Item 32. Principal Underwriter

     (a) Gabelli & Company, Inc. ("Gabelli & Company") currently acts as distributor for Gabelli 787 Fund, Inc., The Gabelli Asset Fund, The Gabelli Blue Chip Value Fund, Gabelli Capital Series Funds, Inc., Comstock Funds, Inc., Gabelli Equity Series Funds, Inc., GAMCO Gold Fund, Inc, The GAMCO Growth Fund, GAMCO International Growth Fund, Inc., Gabelli Investor Funds, Inc., The GAMCO Mathers Fund, The Gabelli Money Market Funds, The Gabelli SRI Green Fund, Inc., The Gabelli Utilities Fund, The Gabelli Value Fund Inc., and the GAMCO Westwood Funds.

     (b) The information required by this Item 32 with respect to each director, officer or partner of Gabelli & Company is incorporated by reference to Schedule A of Form BD filed by Gabelli & Company pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-21373).

     (c)  Not Applicable.

Item 33.  Location of Accounts and Records

          All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 thereunder are maintained at the following offices:

     1.   Gabelli Funds, LLC
          One Corporate Center
          Rye, New York 10580-1422

     2.   PNC Global Investment Servicing (U.S.) Inc.
          99 High Street
          Boston, Massachusetts 02110

     3.   PNC Global Investment Servicing (U.S.) Inc.
          760 Moore Road
          King of Prussia, Pennsylvania 19406

     4.   State Street Bank and Trust Company
          One Heritage Drive
          North Quincy, Massachusetts 02171

     5.   Boston Financial Data Services, Inc.
          Two Heritage Drive
          North Quincy, Massachusetts 02171

Item 34.  Management Services

          Not Applicable.

Item 35.  Undertakings

          Not Applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, GAMCO GLOBAL SERIES FUNDS, INC., certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rye and State of New York, on the 30th day of April, 2010.

                                        GAMCO GLOBAL SERIES FUNDS, INC.


                                        By: /s/ Bruce N. Alpert
                                            -------------------------------
                                            Bruce N. Alpert
                                            President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 23 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

             Signature                               Title                       Date
----------------------------------   ------------------------------------   --------------


Mario J. Gabelli*                    Chairman of the Board                  April 30, 2010
----------------------------------
Mario J. Gabelli


/s/ Bruce N. Alpert                  President and Secretary                April 30, 2010
----------------------------------   (Principal Executive Officer)
Bruce N. Alpert


/s/ Joseph H. Egan                   Acting Treasurer                       April 30, 2010
----------------------------------   (Principal Financial Officer)
Joseph H. Egan


John D. Gabelli*                     Director                               April 30, 2010
----------------------------------
John D. Gabelli


E. Val Cerutti*                      Director                               April 30, 2010
----------------------------------
E. Val Cerutti


Anthony J. Colavita*                 Director                               April 30, 2010
----------------------------------
Anthony J. Colavita


Arthur V. Ferrara*                   Director                               April 30, 2010
----------------------------------
Arthur V. Ferarra


Werner Roeder, MD*                   Director                               April 30, 2010
----------------------------------
Werner Roeder, MD


Anthonie C. van Ekris*               Director                               April 30, 2010
----------------------------------
Anthonie C. van Ekris


Salvatore J. Zizza*                  Director                               April 30, 2010
----------------------------------
Salvatore J. Zizza


* By: /s/ Bruce N. Alpert
      -----------------------------------
      Bruce N. Alpert
      Attorney-in-Fact

                                  EXHIBIT INDEX


EXHIBIT NO.   DESCRIPTION OF EXHIBIT
-----------   ----------------------
28(j)(i)      Consent of Ernst & Young LLP